Rule 497(b)
                                                             File No. 333-137063


                 FIRST TRUST VALUE LINE(R) DIVIDEND FUND
     A Message from the Fund's Chairman and Chief Executive Officer


                                                         October 17, 2006


Dear Shareholder:

I am writing to you to ask for your vote on a very important matter that will significantly affect your investment in First Trust Value Line(R) Dividend Fund ("FVD"). Enclosed is a combined proxy statement and prospectus seeking your approval of a proposal at a Special Meeting of Shareholders of FVD (the "Meeting").

Like many closed-end funds, shares of FVD have historically traded at market prices that are significantly below their net asset value. Since FVD's inception, FVD's Board of Trustees has regularly monitored the trading discount and considered a variety of alternatives to reduce or eliminate the discount. In addition, management of FVD has been seeking to develop a viable approach to address the discount while maintaining FVD's disciplined investment strategy. After considerable efforts by the Board of Trustees and management, we are pleased to present to shareholders for approval at the Meeting, a novel proposal that the Board and management believe has the potential to significantly reduce or eliminate the discount while maintaining FVD's disciplined investment strategy. The proposal involves the reorganization (the "Reorganization") of FVD with and into First Trust Value Line(R) Dividend Index Fund ("FVD ETF"), a newly created, diversified series of First Trust Exchange-Traded Fund, an exchange-traded investment company ("First Trust ETF"). Exchange-traded funds ("ETFs") are investment companies that seek investment results that correspond generally to the performance of a given securities index. Due to the ETF structure, shares of ETFs have historically traded at or very close to their net asset values. FVD ETF is managed by First Trust Advisors L.P., the same investment adviser that manages FVD, and will seek to replicate (before expenses) the performance of the Value Line(R) Dividend Index sponsored and maintained by Value Line(R) Publishing, Inc. (the "Index"). The Index's stock selection methodology is substantially similar to FVD's investment strategy and, as a result, we expect that on the date of the Reorganization, FVD's portfolio will be very similar to the Index and FVD ETF's portfolio. Because of the similarities between FVD's objective, rule-based investment process and the Index's stock selection methodology, FVD is uniquely situated to make this opportunity available to its shareholders.

Through the Reorganization, your shares of FVD would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FVD ETF with an equal aggregate net asset value, and you will become a shareholder of FVD ETF.

In determining to recommend approval of this proposal, the Trustees of FVD considered the following factors, among others:

    o the Reorganization should significantly reduce or eliminate the discount to net asset value at which shares of FVD have historically traded;

    o FVD ETF will have a lower management fee and lower total fund operating expense ratio than FVD for at least two years following the Reorganization (after expense waivers); and

    o ETFs have favorable tax attributes and provide intra-day liquidity to investors.

                                  - i -


The Board of Trustees of FVD has unanimously approved the Agreement and Plan of Reorganization (the "Plan") and recommends that FVD shareholders vote "FOR" approval of the Plan and the Reorganization it contemplates. A copy of the form of the Plan is attached as Exhibit A to the enclosed Prospectus/Proxy Statement.

Included in this booklet are the following materials concerning the upcoming shareholders' meeting:

o A Notice of Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and

o A Prospectus/Proxy Statement, which provides detailed information on FVD ETF, the specific proposal being considered at the Meeting and why the proposal is being made, including the differences between your shares of FVD and the shares of FVD ETF that you will receive as a result of the Reorganization.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone. We urge you to review the enclosed materials thoroughly. Once you've determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone. A postage-paid envelope is enclosed for mailing, and telephone voting instructions are listed at the top of your proxy card.

Your vote is very important. As a shareholder, you are entitled to cast one vote for each share of FVD that you own. Please take a few moments to read the enclosed materials and then cast your vote.

We appreciate your participation in this important Meeting.  Thank you.

                                Sincerely yours,

                                /s/ James A. Bowen

                                James A. Bowen
                                Chairman of the Board of Trustees,
                                   Chief Executive Officer and President
                                First Trust Value Line(R) Dividend Fund

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IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSED
REORGANIZATION OR HOW TO VOTE YOUR SHARES, CALL (800) 761-6707 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN STANDARD TIME.
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PLEASE NOTE THAT SHAREHOLDERS WHO HOLD FVD SHARES DIRECTLY AND NOT IN
"STREET NAME" THROUGH A BROKER-DEALER WILL RECEIVE A LETTER OF TRANSMITTAL THAT PROVIDES ADDITIONAL INSTRUCTIONS REGARDING THE RECEIPT OF THEIR REORGANIZATION SHARES. BECAUSE SHARES OF FVD ETF WILL NOT BE CERTIFICATED, THESE SHAREHOLDERS WILL NEED TO DESIGNATE A BROKERAGE ACCOUNT THAT WILL HOLD THE REORGANIZATION SHARES. IF A SHAREHOLDER DOES NOT DESIGNATE A BROKERAGE ACCOUNT, SUCH SHAREHOLDER MAY BE LIMITED IN
THE ABILITY TO SELL THE REORGANIZATION SHARES IN THE SECONDARY MARKET UNTIL SUCH ACCOUNT IS DESIGNATED.
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                                 - ii -


                          Questions and Answers
                              regarding the
                            Reorganization of
                 First Trust Value Line(R) Dividend Fund
                             with and into
              First Trust Value Line(R) Dividend Index Fund

Q. What is happening?

A. Shareholders are being asked to approve an Agreement and Plan of Reorganization (the "Plan") at a special meeting of shareholders (the "Meeting") whereby all of the assets of First Trust Value Line(R) Dividend Fund, a closed-end investment company ("FVD"), would be transferred in a tax-free reorganization (the "Reorganization") to First Trust Value Line(R) Dividend Index Fund ("FVD ETF"), an "exchange-traded fund" or "ETF" that is a newly created, diversified series of First Trust Exchange-Traded Fund ("First Trust ETF"), an open-end investment company, pursuant to which shareholders of FVD would become shareholders of FVD ETF. Like FVD, FVD ETF is managed by First Trust Advisors L.P. ("First Trust" or the "Adviser").

After carefully reviewing the proposal, FVD's Board of Trustees has determined that the proposed Plan is in the best interests of FVD. The Board recommends that you vote FOR the Plan and the Reorganization contemplated thereby.

Q.  Why has this Reorganization been proposed for FVD?

A. Shares of closed-end funds often trade at a discount from their net asset value. Shares of FVD have historically traded at a significant discount from their net asset value (including a discount of 8.01% on the date FVD's Board of Trustees approved the Reorganization). The Board of Trustees and management of FVD have worked to develop a viable approach to address the discount. The Board of Trustees and management believe that the Reorganization has the potential to significantly reduce or eliminate the discount while maintaining FVD's disciplined investment strategy. Through the Reorganization, FVD's shareholders would receive FVD ETF shares with an aggregate net asset value equal to the aggregate net asset value of their FVD shares as of the Closing Date referred to in the Plan. FVD ETF, which will have no operations prior to the Reorganization, has applied to list and trade its common shares on the American Stock Exchange ("AMEX"). Although the trading prices of FVD ETF shares on the AMEX may differ from the daily net asset value of FVD ETF's shares, shares of exchange-traded funds ("ETFs") typically trade very close to their net asset value, in part due to the creation unit and redemption features of an ETF. Therefore, immediately after the Reorganization, shares of FVD ETF are anticipated to trade at or close to the net asset value of FVD shares immediately prior to the Reorganization. The Reorganization should effectively eliminate the discount at which FVD shares have historically traded.

In addition, FVD ETF will pay a lower management fee than FVD, and First Trust has agreed to waive all or a portion of its fees and/or reimburse or pay FVD ETF's operating expenses to the extent necessary to maintain FVD ETF's total operating expenses (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) at 0.70% of average daily net assets per year for at least two years following the Reorganization. Consequently, FVD ETF will have a lower total operating expense ratio than FVD for at least two years following the Reorganization.

Q.  Will my shares continue to be listed on the AMEX?

A. FVD shares are currently listed and trading on the AMEX. FVD ETF has applied to list and trade its shares on the AMEX.

Q. What is the difference between a closed-end fund and an ETF?

                     Closed-end Funds                                                          ETFs
---------------------------------------------------------      ---------------------------------------------------------------------
Closed-end funds, like FVD, generally do not redeem their      Open-end funds (known generally as mutual funds), in general, issue
outstanding shares or engage in the continuous sale of         shares that can be redeemed or sold back to the fund at the fund's
new shares.  Shares of closed-end investment companies         net asset value per share (less any applicable redemption fee or
typically are traded on a securities exchange.  Thus,          contingent deferred sales charge, neither of which will be charged
persons wishing to buy or sell closed-end fund shares          by FVD ETF).  Unlike conventional mutual funds, ETFs, like FVD ETF,
generally must do so through a broker-dealer and pay or        trade their shares on a securities exchange, and persons wishing to
receive the market price per share (plus or minus any          buy or sell shares generally must do so through a broker-dealer and
applicable commissions).  The market price may be more (a      pay and receive the market price per share (plus or minus any
premium) or less (a discount) than the net asset value         applicable brokerage commissions).  Unlike a closed-end fund, ETFs
per share of the closed-end fund.  Closed-end funds have       issue and redeem shares on a continuous basis, at net asset value,
greater flexibility than ETFs to make certain types of         in large blocks consisting of a specified number of shares, referred
investments, and to use certain investment strategies,         to as a "Creation Unit."  Creation Units of FVD ETF will be issued
such as financial leverage and investments in illiquid         and redeemed principally in-kind for securities included in the
securities.                                                    Value Line(R) Dividend Index (the "Index").  Except when aggregated in Creation Units ("Creation Unit Aggregations"), FVD ETF shares are not redeemable securities of FVD ETF.  These ETF features are designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions such as those that occur in a conventional mutual fund.  In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund's frequent need to sell portfolio securities to obtain cash to meet fund redemptions.  These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind Creation Unit redemption mechanism of FVD ETF generally will not lead to a tax event for FVD ETF or its shareholders.  As a practical matter, only broker-dealers, or large institutional investors with creation and redemption agreements called "Authorized Participants," can purchase or redeem these Creation Units.  As a result, shares of FVD ETF will be traded on the AMEX to provide liquidity for purchasers of FVD ETF shares in amounts less than the size of a Creation Unit Aggregation.
                                                                The market price of FVD ETF shares on the AMEX may be equal to, more or less than the net asset value, but shares of ETFs typically trade in a range closer to net asset value per share than do shares of closed-end funds.

Q. Are the investment objectives and strategies of FVD ETF and FVD similar?

A. The investment objectives and strategies of FVD ETF and FVD are substantially similar, but have some important distinctions. FVD ETF will seek investment results that correspond generally (before fees and expenses) to an equity index called the Value Line(R) Dividend Index. FVD generally has followed an investment strategy similar to the methodology of the Index but is not required to replicate an index, as is the case with FVD ETF, which will normally invest at least 90% of its total assets in common stocks that comprise the Index.

Q.  Will I have to pay taxes as a result of the proposed Reorganization?

A. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and will not occur unless FVD's counsel provides a tax opinion to that effect. If you choose to sell your shares before the Reorganization, the sale will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you also may be subject to periodic capital gains as a result of the normal operations of FVD whether or not the proposed Reorganization occurs.

FVD intends to pay a dividend of any realized undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing of the Reorganization. The amount of any dividend actually paid, if any, will depend on a number of factors, such as changes in the value of FVD's holdings and the extent of liquidation of securities between the date of the Meeting and the closing of the Reorganization.

Q. Under the proposed Reorganization, will the value of my investment change?

A. While the entity in which you own shares will change as a result of the Reorganization of FVD into FVD ETF, the aggregate net asset value of your FVD ETF shares immediately following the Reorganization will be the same as the aggregate net asset value, rather than market value, of your FVD shares immediately prior to the Reorganization. In addition, it is likely that the number of shares you own will not change as a result of the Reorganization because your shares of FVD will be exchanged at the net asset value per share of FVD ETF, which will probably be equal to the net asset value per share of FVD at the time of the Reorganization.

Q.  What vote is required to approve the proposed Reorganization?

A. Approval of the proposed Reorganization requires the affirmative vote of the holders of a majority of FVD's outstanding voting securities, as such term is defined in the Investment Company Act of 1940. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares of FVD represented at a meeting at which more than 50% of the outstanding shares of FVD are represented or (ii) more than 50% of the outstanding shares of FVD.

Q.  When would the proposed Reorganization be effective?

A. If approved, the Reorganization is expected to occur on or about December 15, 2006 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the Reorganization, shareholders of FVD will receive notice indicating that the Reorganization was approved.

Q. Will FVD pay for the normal proxy solicitation and legal costs associated with this solicitation?

A. No. First Trust will pay for the normal costs of the Reorganization, such as proxy solicitation and legal costs; however, any extraordinary costs will be paid by FVD.

Q.  How can I vote?

A. You can vote in any one of three ways:

o By telephone, with a toll-free call to the number listed on your proxy card;

o By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

o       In person, by attending the shareholder Meeting.

We encourage you to vote by telephone by following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the enclosed Prospectus/Proxy Statement before you vote.

Q. Will I be able to continue to track my fund's performance in the newspaper and on the Internet?

A. Yes. While the entity in which you own shares will change as a result of the Reorganization, you will be able to track the performance of FVD ETF through these means.

Q. If I hold FVD shares directly and not in "street name" through a broker-dealer, how will I receive Reorganization Shares?

A. You will receive a letter of transmittal that provides additional instructions regarding the receipt of your Reorganization Shares. Because shares of FVD ETF will not be certificated, you will need to establish a brokerage account that will hold your Reorganization Shares.
 If you do not designate a brokerage account, you may be limited in your ability to sell your Reorganization Shares in the secondary market until such account is designated.

Q. Whom should I call for additional information about this Prospectus/Proxy Statement?

A. Please call The Altman Group, your fund's proxy solicitor, at 1-800-
761-6707.

                 FIRST TRUST VALUE LINE(R) DIVIDEND FUND

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     To be held on December 11, 2006


October 17, 2006


To the Shareholders of First Trust Value Line(R) Dividend Fund:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of First Trust Value Line(R) Dividend Fund ("FVD"), a
Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, on December 11, 2006, at 8:00 a.m. Central time, to consider the following (the "Proposal"):

      To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of FVD to First Trust Value Line(R) Dividend Index Fund ("FVD ETF"), in exchange for shares of FVD ETF, the assumption by FVD ETF of all of the liabilities of FVD and the distribution of such FVD ETF shares, on a tax-free basis for federal income tax purposes, pro rata to the shareholders of record of FVD in complete liquidation, dissolution and termination of FVD.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting and any adjournments or postponements thereof.

Holders of record of shares of FVD at the close of business on October 6, 2006 are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

                                 By order of the Board of Trustees,

                                 /s/ W. Scott Jardine

                                 W. Scott Jardine
                                 Secretary

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SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO
PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE NEXT PAGE. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL (800) 761-6707 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
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                                  - i -


                  INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                            VALID SIGNATURE
Corporate Accounts
(1) ABC Corp.                                              ABC Corp.
(2) ABC Corp.                                         John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer                      John Doe
(4) ABC Corp. Profit Sharing Plan                     John Doe, Director

Partnership Accounts
(1) The XYZ Partnership                             Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership        Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account                                Jane B. Doe, Director
(2) Jane B. Doe, Trustee u/t/d 12/28/78                   Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr.
    UGMA/ UTMA                                           John B. Smith
(2) Estate of John B. Smith                      John B. Smith, Jr., Executor


                                 - ii -


                IMPORTANT INFORMATION FOR SHAREHOLDERS OF
                 FIRST TRUST VALUE LINE(R) DIVIDEND FUND

This document contains a Prospectus/Proxy Statement and is accompanied by a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card and return it to us in a timely manner (or tell us how you want to vote by telephone), we'll vote exactly as you tell us. If you simply sign and return the proxy card without indicating how you wish to vote, we'll vote it in accordance with the Trustees' recommendation on the cover of the Prospectus/Proxy Statement.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your proxy card and return it to us by mail or vote by telephone. Your prompt return of the enclosed proxy card (or your voting by telephone) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

If you have any questions, please call The Altman Group, FVD's proxy solicitor, at the special toll-free number we have set up for you (1-800-761-6707).


                                 - iii -


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


                       PROSPECTUS/PROXY STATEMENT


October 17, 2006


This Prospectus/Proxy Statement is being furnished in connection with a Special Meeting of Shareholders (the "Meeting") called by the Board of Trustees of the First Trust Value Line(R) Dividend Fund, a Massachusetts business trust that is a closed-end investment company ("FVD"). At the Meeting, you will be asked to approve the proposed Agreement and Plan of Reorganization (the "Plan") and the transactions it contemplates, as described in a concise manner in this Prospectus/Proxy Statement. This Prospectus/Proxy Statement explains what you should know before voting on the proposal described in this Prospectus/Proxy Statement or investing in First Trust Value Line(R) Dividend Index Fund ("FVD ETF"), an exchange-traded "index fund" that is a newly created, diversified series of First Trust Exchange-Traded Fund ("First Trust ETF"), an open-end management investment company. Please read it carefully and keep it for future reference. Under the Plan, all of the assets and liabilities of FVD would be transferred in a tax-free reorganization (the "Reorganization") to FVD ETF. The transactions contemplated by the Plan are described in further detail elsewhere herein. The principal business address and phone number for both FVD and First Trust ETF is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 and 1-630-241-4141. FVD ETF and FVD are referred to herein collectively as the "Funds," and each is referred to herein individually as a "Fund."

FVD ETF has applied to list and trade shares of FVD ETF on the American Stock Exchange ("AMEX"). Shares of FVD ETF are not redeemable individually and therefore liquidity for individual shareholders of FVD ETF will be realized only through a sale on the AMEX at market prices that may differ to some degree from the net asset value of the FVD ETF shares. Reports, proxy materials and other information concerning the Funds can be inspected at the AMEX.

The Board of Trustees of FVD has unanimously approved the Plan and the Reorganization contemplated thereby as being in the best interests of FVD and recommends that you vote FOR the approval of the Plan.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.


Additional information about FVD ETF has been filed with the SEC. This information, including the Reorganization SAI (as defined below), dated October 17, 2006, and the FVD ETF SAI (as defined below), is available upon oral or written request at no charge by contacting 1-800-988-5891 or First Trust Portfolios L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.


FVD's most recent annual and semi-annual reports are available upon request, without charge, by writing to First Trust Advisors L.P. ("First Trust" or the "Adviser") at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i) the prospectus of FVD ETF, dated October 13, 2006, relating to shares of FVD ETF, a copy of which is attached to this Prospectus/Proxy Statement;



(ii) the Statement of Additional Information relating to the proposed Reorganization, dated October 17, 2006 (the "Reorganization SAI");

                                  - i -


(iii) the Statement of Additional Information of FVD ETF, dated October 13, 2006, a copy of which is included with the Reorganization SAI (the "FVD ETF SAI"); and


(iv) the financial statements and related independent registered public accounting firm's report included in FVD's Annual Report to Shareholders for the year ended May 31, 2006.

Shareholders may receive free copies of FVD's annual reports, semi-annual reports, or the Reorganization SAI, request other information about FVD or make shareholder inquiries by calling FVD at 1-800-988-5891.


Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith are required to file reports and other information with the SEC. Reports, proxy materials and other information concerning FVD ETF and FVD may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC's public reference room at 100 F Street, NE, Washington, DC 20549. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC's Internet website at http://www.sec.gov.


                                 - ii -


                            TABLE OF CONTENTS

INTRODUCTION                                                    1

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION    4

A.       Synopsis                                               4

B.       Investment Objectives and Risk Factors                11

C.       Other Comparisons Between the Funds                   16

D.       Information About the Proposed Reorganization         20

ADDITIONAL INFORMATION                                         27

OTHER MATTERS TO COME BEFORE THE MEETING                       32

Exhibit A.  AGREEMENT AND PLAN OF REORGANIZATION              A-1

Exhibit B.  FURTHER DISCLOSURE REGARDING FVD                  B-1

Appendix I. PROSPECTUS FOR FVD ETF

                   This page intentionally left blank.

                              INTRODUCTION


This Prospectus/Proxy Statement, along with the Notice of Special
Meeting of Shareholders and the proxy card, is being mailed to shareholders of FVD on or about October 17, 2006. Much of the information is required to be disclosed under rules of the Securities and Exchange Commission (the "SEC"); some of it is technical. If there is anything you don't understand, please contact The Altman Group, FVD's proxy solicitor, at 1-800-761-6707.


The Altman Group ("Altman") has been engaged to assist in the solicitation of proxies for FVD, at an estimated cost to First Trust of approximately $81,000, plus expenses. As the Meeting date approaches, certain shareholders of FVD may receive a telephone call from a representative of Altman if their votes have not yet been received. Authorization to permit Altman to execute proxies may be obtained by telephonic instructions from shareholders of FVD. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Altman representative is required to ask for each shareholder's full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Altman representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Altman, then the Altman representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. Although the Altman representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Altman will record the shareholder's instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Altman immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are marked on the enclosed proxy card, the shares represented thereby will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a proxy will be voted FOR the approval of the Plan and FOR or AGAINST any other matters as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to FVD at the above address. Shareholders who intend to attend the Meeting will need to show valid identification and proof of share ownership to be admitted to the Meeting.

Under the By-Laws of FVD, a quorum for the transaction of business is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares of the Fund entitled to vote at the Meeting. For the purposes of establishing whether a quorum is present, all shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), are counted.

Whether or not a quorum is present, the chair of the Meeting may adjourn the Meeting from time to time until a quorum is present, or to allow more time for the solicitation of proxies. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, upon motion of the chair of the Meeting, the question of adjournment may be submitted to a vote of the shareholders of FVD, and in that case, any adjournment must be approved by the vote of holders of a majority of the shares of FVD present and entitled to vote with respect to the matter to be adjourned. Unless a proxy is otherwise limited in this regard, any shares of FVD present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of adjournment.

Broker-dealer firms holding shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Reorganization and the election of Trustees. The New York Stock Exchange (the "NYSE") has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer's request for voting instructions may not vote such customer's shares on the proposed Reorganization. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's shares are to be voted on the proposed Reorganization will be voted at the discretion of the persons named on the proxy card and may be voted by such persons FOR approval of the Plan.

The affirmative vote of a majority of the outstanding voting securities of FVD is required to approve the Plan. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund.

For purposes of determining the approval of the Plan, abstentions and broker non-votes will have the effect of a vote against the Proposal.


Proxy solicitations will be made, beginning on or about October 17, 2006, primarily by mail, but such solicitations may also be made by telephone or personal interviews conducted by (i) officers of FVD; (ii) The Altman Group, FVD's proxy solicitor that will provide proxy solicitation services in connection with the Plan; (iii) First Trust, the investment adviser of the Funds; (iv) PFPC Inc. ("PFPC"), the administrator, accounting agent and transfer agent of FVD and a subsidiary of The PNC Financial Services Group Inc.; or (v) any affiliates of those entities.


The normal expenses associated with the preparation of the Proposal and of the proxy solicitation activities with respect thereto, including the costs incurred in connection with the preparation of this Prospectus/Proxy Statement and its enclosures, will be paid by First Trust. First Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares. The amount of these expenses is expected to be approximately $226,000.

The close of business on October 6, 2006 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. On the Record Date, 32,088,000 shares of FVD were outstanding. Shareholders of record on the Record Date are entitled to one vote for each share of FVD the shareholder owns. On the Record Date, FVD ETF had no shares outstanding.

                    PROPOSAL TO APPROVE THE AGREEMENT
                       AND PLAN OF REORGANIZATION

It is proposed that all of the assets of FVD, a closed-end fund, be transferred in a tax-free reorganization to FVD ETF, a newly created, diversified series of First Trust ETF, in exchange for (a) the issuance and delivery to FVD of shares of FVD ETF in Creation Unit Aggregations (as defined below), with a value equal to the value of FVD's assets net of liabilities and (b) the assumption by FVD ETF of all liabilities of FVD.

As a result of the proposed Reorganization, each shareholder of FVD will receive a number of shares of FVD ETF equal in net asset value as of the Valuation Time (defined below) to the total net asset value of such shareholder's FVD shares. Following the consummation of the Reorganization, the legal existence of FVD will be terminated.

Like shares of FVD, shares of FVD ETF are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

                              A.  Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization of investment companies. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed Reorganization.

1.   What is being proposed?

The Trustees of FVD are recommending that shareholders approve the Plan (as described below in Part D and the form of which is attached hereto as Exhibit A) and the transactions contemplated by the Plan, which are referred to as a "Reorganization" of FVD with and into FVD ETF. If approved by shareholders of FVD, all of the assets of FVD will be transferred to FVD ETF in exchange for (a) the issuance and delivery to FVD of shares of FVD ETF ("Reorganization Shares") in "Creation Unit" aggregations of 106,960 shares of FVD ETF, for purposes of the Reorganization only, with an aggregate value equal to the value of FVD's assets net of liabilities and (b) the assumption by FVD ETF of all of the liabilities of FVD. Following the Reorganization, a Creation Unit of FVD ETF shall consist of aggregations of 50,000 shares. Immediately following the transfer, the Reorganization Shares received by FVD will be distributed by FVD or its agent pro rata, on a tax-free basis for federal income tax purposes, to each of FVD's shareholders of record as of the valuation time, which is expected to be 4:00 p.m. Eastern Time on December 15, 2006, or such other date and time as may be agreed upon by the parties (the "Valuation Time") in complete dissolution, liquidation and termination of FVD.

2. What will happen to my shares of FVD as a result of the Reorganization?

As a result of the Reorganization, your shares of FVD, a closed-end fund, will be exchanged for shares of FVD ETF, an exchange-traded "index fund," with an equal aggregate net asset value as of the Valuation Time.
 As a shareholder of FVD ETF, it is anticipated that you will still be able to sell your shares of FVD ETF on the AMEX, and because ETFs generally trade at or very close to net asset value, you should be able to sell your FVD ETF shares at or close to net asset value.

3.   What is the difference between a closed-end fund and an ETF?

                     Closed-end Funds                                                          ETFs
---------------------------------------------------------     ----------------------------------------------------------------------

Closed-end funds, like FVD, generally do not redeem           Open-end funds (known generally as mutual funds), in general, issue
their outstanding shares or engage in the continuous          shares that can be redeemed or sold back to the fund at the fund's
sale of new shares.  Shares of closed-end investment          net asset value per share (less any applicable redemption fee or
companies typically are traded on a securities exchange.      contingent deferred sales charge).  Unlike conventional mutual
Thus, persons wishing to buy or sell closed-end fund          funds, ETFs, like FVD ETF, trade their shares on a securities
shares generally must do so through a broker-dealer and       exchange, and persons wishing to buy or sell shares generally must
pay or receive the market price per share (plus or minus      do so through a broker-dealer and pay and receive the market price
any applicable commissions).  The market price may be         per share (plus or minus any applicable commissions).  Unlike a
more (a premium) or less (a discount) than the net asset      closed-end fund, like FVD, ETFs issue and redeem shares on a
value per share of the closed-end fund.  Closed-end           continuous basis, at net asset value, in large blocks consisting of
funds, like FVD, have greater flexibility than ETFs to        a specified number of shares, referred to as a "Creation Unit."
make certain types of investments, and to use certain         Creation Units of FVD ETF will be issued and redeemed principally in-
investment strategies, such as financial leverage and         kind for securities included in the Index (as defined on page 6).
investments in illiquid securities.                           Except when aggregated in Creation Units, FVD ETF shares are not redeemable securities of FVD ETF.  As a practical matter, only broker-dealers, or large institutional investors with creation and redemption agreements, called "Authorized Participants," can purchase or redeem these Creation Units.  As a result, shares of FVD
                                                              ETF will be traded on the AMEX to provide liquidity for purchasers of FVD ETF shares in amounts less than the size of a Creation Unit.
                                                              The market price of FVD ETF shares on the AMEX may be equal to, more or less than the net asset value, but shares of ETFs typically trade in a range closer to net asset value per share than do shares of closed-end funds.


                                                              These ETF features are designed to protect ongoing shareholders from adverse effects that could arise from frequent cash creation and redemption transactions often subject to occurrence in a
                                                              conventional mutual fund.  In conventional mutual funds, redemptions can have an adverse tax impact on taxable shareholders because of a mutual fund's frequent need to sell portfolio securities to obtain cash to meet fund redemptions.  These sales may generate taxable gains for the shareholders of the mutual fund, whereas the in-kind
                                                              Creation Unit redemption mechanism of FVD ETF generally will not lead to a tax event for FVD ETF or its shareholders.  Unlike a closed-end fund, if an ETF experiences material cash inflows, an ETF may be unable to satisfy the qualified dividend income holding period requirements for a portion of its dividends and may subject investors to increased tax liability.

4. Why have the Trustees of FVD recommended that I approve the Plan and the Reorganization it contemplates?

The Trustees considered the following factors, among others, in determining to recommend that shareholders of FVD approve the Plan and the Reorganization it contemplates:

    o FVD shares have historically traded at a discount from net asset value (including a discount of 8.01% at the close of trading on the date FVD's Board of Trustees approved the Reorganization and a discount of 2.64% at the close of trading on the Record Date). FVD shareholders would receive FVD ETF shares with an aggregate net asset value equal to the aggregate net asset value of their FVD shares as of the Valuation Time pursuant to the Reorganization. Shares of exchange-traded funds, such as FVD ETF, typically trade at or very close to their net asset value.

    o FVD ETF will have a lower management fee than FVD and FVD ETF's investment adviser has agreed to cap expenses so that FVD ETF will have a lower total fund operating expense ratio than FVD for at least two years.

    o ETFs have favorable tax attributes and provide the intra-day liquidity to investors also provided by closed-end funds.

    o First Trust would bear all normal expenses associated with the Reorganization.

The Trustees of FVD recommend approval of the Plan and the Reorganization it contemplates and have concluded that: (1) the Reorganization is in the best interests of FVD and (2) the interests of the existing shareholders of FVD will not be diluted as a result of the Reorganization.

5. How do the investment goals, policies and restrictions of FVD and FVD ETF compare?

The investment goals, policies and restrictions of FVD and FVD ETF are similar, but have some important distinctions. FVD ETF seeks investment results that correspond generally (before fees and expenses) to an equity index called the Value Line(R) Dividend Index (the "Index"). FVD primarily utilizes an investment strategy that is substantially similar to the methodology of the Index to invest its portfolio but is not required to replicate an index, as is the case with FVD ETF, each as discussed and summarized below. You should also note that the investment objective of each Fund is fundamental and, as a result, can only be changed with a vote of the majority of outstanding voting securities of that Fund. A majority of the outstanding voting securities for each Fund is the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

                                         INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
                           FVD                                                                FVD ETF
---------------------------------------------------------      -------------------------------------------------------------------
FVD's investment objective is to provide total return          The investment objective of FVD ETF is to seek investment results
through a combination of current income and capital            that correspond generally to the price and yield (before the Fund's
appreciation.  FVD seeks to accomplish its investment          fees and expenses) of the Index.  The Index seeks to outperform the
objective by investing in common stocks that pay above-        S&P 500 Index
average dividends and have the potential for capital
appreciation.  Such common stocks are selected through         FVD ETF will normally invest at least 90% of its total assets in
the application of a disciplined investment strategy.          common stocks that comprise the Index.  First Trust, as investment adviser to the Fund, will seek to match the performance of the Index
Under normal market conditions, FVD invests substantially      (before fees and expenses).
all (at least 80%) of its net assets in common stocks
that are selected through the application of a                 FVD ETF's investment objective is a fundamental policy and may not
disciplined investment strategy applied to the universe        be changed without the approval of a "majority of the outstanding
of stocks to which Value Line(R) gives a Safety(TM)            voting securities" of FVD ETF.  A "majority of the outstanding
Ranking of #1 or #2 in the Value Line(R) Safety(TM)            voting securities" means the lesser of (i) 67% of the shares
Ranking System.                                                represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding
FVD's investment objective is a fundamental policy and         shares.  Please also see Part B - Investment Objectives and Risk
may not be changed without the approval of a "majority of      Factors - below for a more detailed comparison of the Funds'
the outstanding voting securities" of FVD.  A "majority        investment policies and restrictions.
of the outstanding voting securities" of FVD means the
lesser of (i) 67% of the shares represented at a meeting       The composition of the investment portfolio of FVD ETF on a pro
at which more than 50% of the outstanding shares are           forma combined basis, giving effect to the proposed Reorganization
represented or (ii) more than 50% of the outstanding           as of the date thereof, is expected to be substantially similar to
shares.  Please also see Part B - Investment Objectives        the portfolio of FVD immediately prior to giving effect to the
and Risk Factors - below for a more detailed comparison        proposed Reorganization.
of the Funds' investment policies and restrictions.
                                                               FVD ETF's complete portfolio holdings as of the end of each semi-
                                                               annual period will be sent to you as part of the Semi-Annual Report and Annual Report of FVD ETF.  FVD ETF's complete portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q with the SEC.  The FVD ETF SAI includes a description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings.

6. How do the management fees and expense ratios of FVD and FVD ETF compare, and what are they estimated to be following the Reorganization?

The following tables summarize the comparative fees and expenses you may pay when investing in FVD and the pro forma estimated expense ratios of FVD ETF after consummation of the proposed Reorganization, based upon First Trust's estimate of expenses that are expected to occur.

                            SHAREHOLDER FEES
           (FEES THAT ARE PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  FVD ETF
                                        FVD Common Shares      Common Shares
                                        -----------------      -------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of the offering price)           None (1)             None (2)

(1) As a closed-end fund, FVD trades on the AMEX and does not charge a sales load or a redemption fee. When buying or selling Fund shares, investors will incur customary brokerage commissions and charges.

(2) As an ETF, FVD ETF trades on the AMEX and does not charge a sales load or a redemption fee on individual shares. When buying or selling ETF shares investors will incur customary brokerage commissions and charges. Purchasers of Creation Units of FVD ETF and shareholders redeeming Creation Units of FVD ETF must pay a standard creation or redemption transaction fee of $500, as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee (i.e., up to $2,000) will be charged. When buying or selling Fund shares, investors will incur customary brokerage commissions and charges.

The annual management fee for FVD is 0.65% of average daily net assets and the annual management fee for FVD ETF is 0.50% of average daily net assets. As shown below, the proposed Reorganization is expected to result in a lower total expense ratio for shareholders of FVD. First Trust has contractually agreed to waive fees and/or pay FVD ETF's operating expenses to the extent necessary to prevent the operating expenses of FVD ETF (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets per year for at least two years following the Reorganization. However, there can be no assurance that the Reorganization will result in expense savings.


                                            ANNUAL FUND OPERATING EXPENSES(1)
                                     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                              Distribution/                    Total Annual      Less Expense      Net Annual
                             Management      Service (12b-1)       Other     Fund Operating        Waiver/       Fund Operating
                                 Fee              Fees           Expenses       Expenses       Reimbursements       Expenses
FVD
  Common shares                 0.65%             0%               0.28%          0.93%            0.00%              0.93%
FVD ETF
  Common shares                 0.50%             0% (2)           0.27%(4)       0.77%            0.07%(3)           0.70%(3)
FVD ETF
  (Pro forma combined)
Common shares                   0.50%             0%(2)            0.27%(4)       0.77%            0.07%(3)           0.70%(3)

(1)   Expressed as a percentage of average daily net assets.

(2) FVD ETF has adopted a distribution and service (12b-1) plan pursuant to which FVD ETF may bear a 12b-1 fee not to exceed 0.25% per annum of FVD ETF's average daily net assets. However, no such fee is currently paid by FVD ETF and FVD ETF does not currently anticipate paying 12b-1 fees.

(3) First Trust has agreed to waive fees and/or pay expenses of FVD ETF to the extent necessary to prevent the annual operating expenses of FVD ETF (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets (the "Expense Cap") for at least two years following the Reorganization. Expenses borne by First Trust are subject to reimbursement by FVD ETF up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by FVD ETF if it would result in FVD ETF exceeding its Expense Cap.

(4) FVD ETF has not fully commenced operations as of the date of this Prospectus/Proxy Statement. The "Other Expenses" listed in the table are estimates based on the expenses FVD ETF expects to incur for its full fiscal year.

The tables are provided to help you understand the expenses of investing in each Fund and your share of the operating expenses that each Fund incurs and that First Trust expects FVD ETF to incur in the first year following the Reorganization.

                                Examples

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund's operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

                           1 Year     3 Years     5 Years    10 Years
                           ------     -------     -------    --------
FVD
  Common shares             $95         $301        $527      $1,199
FVD ETF
  Common shares (1)         $72         $234        $421        $978
FVD ETF
  (Pro forma combined)
  Common shares(1)          $72         $234        $421        $978

(1) Includes one year of capped expenses in the "1 Year" period and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods.

7.   What are the federal income tax consequences of the proposed
Reorganization?

For federal income tax purposes, no gain or loss is expected to be recognized by FVD or its shareholders as a direct result of the Reorganization. Any capital gains realized prior to the Reorganization will be distributed to FVD's shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. For more information, please see "Information About the Proposed Reorganization - Federal Income Tax Consequences" below.

8.   Will my dividends be affected by the Reorganization?

FVD currently pays dividends from net investment income monthly and distributes realized capital gains, if any, to shareholders annually. FVD ETF expects to pay net investment income dividends on a quarterly basis and realized capital gains, if any, annually. FVD ETF will not establish a dividend reinvestment plan such as the one that FVD currently has in place, but dividends may be reinvested automatically in additional FVD ETF shares if the broker through whom you hold such shares makes this option available. Such shares will generally be reinvested by the broker based upon the market-price of those shares and investors may be subject to brokerage commissions charged by the broker.

9. Do the procedures for purchasing, selling or redeeming shares of the two Funds differ?

Yes. Shares of FVD are traded and listed on the AMEX and investors may purchase or sell FVD shares on the AMEX. Former FVD shareholders who become shareholders of FVD ETF as a result of the Reorganization may also trade their FVD ETF shares on the AMEX. Unlike conventional mutual funds, ETFs like FVD ETF issue and redeem shares on a continuous basis, at net asset value, only in "Creation Units," i.e. large specified blocks of shares (each a "Creation Unit Aggregation"). Creation Units of FVD ETF will be issued and redeemed principally in-kind for securities included in the Index. Following the Reorganization, a Creation Unit Aggregation of FVD ETF shall consist of 50,000 shares. Except in Creation Unit Aggregations, FVD ETF shares are not individually redeemable securities of FVD ETF and shareholders of FVD ETF owning fewer shares than a Creation Unit Aggregation will be unable to redeem their shares. Liquidity for such individual shareholders of FVD ETF will be realized only through a sale of FVD ETF shares on the AMEX. First Trust Portfolios L.P. will serve as the principal underwriter of Creation Unit Aggregations of FVD ETF. The procedures for purchasing and redeeming Creation Unit Aggregation of FVD ETF may be found in the FVD ETF Prospectus dated October 13, 2006, incorporated by reference into this Prospectus/Proxy Statement, and attached hereto as Appendix I.

10.  How will I be notified of the outcome of the Reorganization?

If the Reorganization is approved by shareholders of FVD, you will receive confirmation after the Reorganization is completed, indicating the number of shares of FVD ETF you are receiving. Otherwise, you will be notified in the next shareholder report of FVD.

11.  Will the number of shares I own change?

While you will not own shares in the same entity, the number of shares you own will most likely not change. In addition, the total value of the shares of FVD ETF you receive as a result of the Reorganization will equal the total value of the shares of FVD that you hold at the Valuation Time.

12.  What percentage vote is required to approve the proposed
Reorganization?

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities of FVD, i.e., the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

13. If I hold FVD shares directly and not in "street name" through a broker-dealer, how will I receive Reorganization Shares?

You will receive a letter of transmittal that provides additional instructions regarding the receipt of your Reorganization Shares. Because shares of FVD ETF will not be certificated, you will need to designate a brokerage account that will hold your Reorganization Shares.
 If you do not designate a brokerage account, you may be limited in the ability to sell your Reorganization Shares in the secondary market until such account is designated.

The Trustees of FVD believe that the proposed Reorganization is in the best interests of FVD. Accordingly, the Trustees recommend that shareholders vote FOR approval of the Plan and the Reorganization it contemplates.

               B.  Investment Objectives and Risk Factors

What are the main investment strategies and related risks of FVD ETF and how do they compare with those of FVD?

Investment Objectives and Policies. As noted above, the investment goals of FVD ETF are substantially similar to those of FVD, but have some important distinctions. Please note that despite the differences in investment objectives of FVD ETF and FVD, the Funds' investment approaches are substantially similar. The investment objectives of FVD ETF and FVD are set forth below.

                                                     INVESTMENT OBJECTIVES AND POLICIES

                            FVD                                                           FVD ETF
--------------------------------------------------------------    ----------------------------------------------------------------
FVD's investment objective is to provide total return through     The investment objective of FVD ETF is to seek investment
a combination of current income and capital appreciation.  FVD    results that correspond generally to the price and yield (before
seeks to accomplish its objective by investing in common          the Fund's fees and expenses) of an equity index called the
stocks that pay above-average dividends and have the potential    Value Line(R) Dividend Index.  The Index seeks to outperform the
for capital appreciation.  Such common stocks will be selected    S&P 500 Index.  The Index is sponsored and maintained by Value
through the application of a disciplined investment strategy.     Line(R) Publishing, Inc. ("Value Line(R)"), which is not
                                                                  affiliated with First Trust, FVD ETF or FVD.  Value Line(R) has
FVD's investment strategy is applied to the universe of stocks    licensed to First Trust the right to use the Index and certain
to which Value Line(R) gives a Safety(TM) Ranking of #1 and #2    Value Line(R) trademarks, trade names and Value Line(R) systems.
in the Value Line(R) Safety(TM) Ranking System.  FVD's             First Trust in turn, has sublicensed these rights to FVD ETF.
investment strategy is comprised of the following three steps:    There can be no assurance that FVD ETF's investment objective will be achieved.

Step 1.  Determine the universe of all stocks ranked #1 and #2
for Safety(TM) by Value Line(R) (from which FVD excludes the      FVD ETF, using an "indexing" investment approach, attempts to
stocks of master limited partnerships and registered              replicate, before expenses, the performance of the Index.  The
investment companies).                                            Index is designed to objectively identify and select those stocks from the universe of stocks of which Value Line(R) gives
Step 2.  From the universe of stocks determined in Step 1,        a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM)
select those companies with a higher than average dividend        Ranking Systems and have the potential to pay above average
yield, as compared to the dividend yield of the Standard &        dividends and capital appreciation.  First Trust seeks a
Poor's 500 Composite Stock Price Index ("S&P 500 Index") as of    correlation of 0.95 or better (before expenses) between FVD
the close of regular session trading on the New York Stock        ETF's performance and the performance of the Index; a figure of
Exchange ("NYSE") on the business day preceding the date the      1.00 would represent perfect correlation.  First Trust will
Fund's investment strategy is applied.                            regularly monitor its tracking accuracy and will use the
                                                                  investment techniques described below in seeking to maintain an
Step 3.  From the stocks determined in Step 2, eliminate those    appropriate correlation.  FVD generally has followed an
companies with an equity market capitalization (as of the         investment strategy similar to the methodology of the Index but
close of regular session trading on the NYSE on the business      is not required to replicate an index, as is the case with FVD
day preceding the date FVD's investment strategy is applied)      ETF, which will normally invest at least 90% of its total assets
of less than $1 billion.                                          in common stocks that comprise the Index. Accordingly, First
                                                                  Trust, as FVD's investment adviser, has more discretion when
Upon commencement of FVD's investment operations, FVD invested    building FVD's portfolio than when acting as investment adviser
equal amounts in each of the stocks selected through              to FVD ETF.  There can be no assurance that FVD ETF's investment
application of FVD's investment strategy as of the last Friday    strategy will be successful.
of the month coinciding with the commencement of FVD's
investment operations.  Thereafter, on the last Friday of each    FVD ETF will normally invest at least 90% of its total assets in

                                 - 11 -


month the Adviser reapplies FVD's investment strategy and, on     common stocks that comprise the Index.  First Trust, as
or about such date, makes portfolio adjustments to match any      investment adviser of the Fund, will seek to match the
changes made to the common stocks selected through this           performance of the Index.
application of the investment strategy, regardless of any
income tax consequences to shareholders.  At such time, FVD's     In seeking to achieve FVD ETF's objective, FVD ETF generally
portfolio is rebalanced so that each stock is equally weighted    will invest in all of the stocks comprising the Index in
at such time.                                                     proportion to their weightings in the Index.  However, under various circumstances, it may not be possible or practicable to
FVD may invest in cash and cash equivalents when determined by    purchase all of those stocks in those weightings.  In those
First Trust that such investments are appropriate.  FVD may       circumstances, FVD ETF may purchase a sample of stocks in the
also use derivatives and other transactions for the purpose of    Index.  First Trust may choose to overweight certain stocks in
hedging its exposure to an increase in the price of a security    the Index, purchase securities not in the Index which First
prior to its anticipated purchase or a decrease in the price      Trust believes are appropriate to substitute for certain
of a security prior to its anticipated sale.  FVD may also        securities in the Index or utilize various combinations of the
lend its portfolio securities to banks and brokers to receive     above techniques or futures or other derivative instruments in
additional return.                                                seeking to track the Index.  FVD ETF may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.



FVD ETF's Index Construction. First Trust is responsible for implementing FVD ETF's overall investment strategy, including the allocation and periodic reallocation of FVD ETF's net assets among the common stocks in which FVD ETF invests in order to replicate and correlate to the Index as discussed above. In this capacity, First Trust will generally seek to invest FVD ETF's net assets in the common stocks of companies included in the Index.

The Index is a modified equal-dollar weighted index comprised of U.S. exchange-listed securities of companies that pay above-average dividends and have the potential for capital appreciation. The inception date of the Index was July 3, 2006. On July 26, 2006, there were 180 stocks that comprised the Index.

The Index is designed to objectively identify and select those stocks from the universe of stocks of which Value Line(R) gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above average dividends and capital appreciation. This Index seeks to provide market out-performance and to reduce risk by incorporating Value Line(R)'s Safety(TM) Ranking into the investment process. The stock selection methodology for the Index is substantially similar to that utilized by FVD. Similar to FVD, the Index begins with the universe of stocks that Value Line(R) gives a Safety(TM) Ranking of #1 or #2 using the Value Line(R) Safety(TM) Ranking System. All registered investment companies and limited partnerships are removed from this universe. From those stocks, Value Line(R) selects those companies with a higher than average dividend yield, as compared to the dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Value Line(R) then eliminates those companies with an equity market capitalization of less than $1 billion. All the components of the Index are equally weighted.

After the initial selection of securities, the Index is rebalanced on the application of the above model on a monthly basis. The Index divisor was initially determined to yield a benchmark value of 1000.00 at the close of trading on July 3, 2006. FVD ETF expects to make changes to its portfolio shortly after changes to the Index are released to the public. The holdings of FVD ETF and the composition and compilation methodology of the Index will be available on FVD ETF's website at www.ftportfolios.com. Value Line(R)'s updated rankings are released weekly on its website at www.valueline.com.

Value Line(R) is not affiliated with FVD, FVD ETF or with First Trust. FVD ETF is entitled to use the Index pursuant to a sublicensing arrangement with First Trust, which in turn has a licensing agreement with Value Line(R).

VALUE LINE PUBLISHING, INC.'S ("VLPI") ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") IS VLPI'S LICENSING TO FTA OF CERTAIN VLPI TRADEMARKS AND TRADE NAMES AND THE VALUE LINE DIVIDEND INDEX (THE "INDEX"), WHICH ARE COMPOSED BY VLPI WITHOUT REGARD TO FTA, THE FIRST TRUST VALUE LINE DIVIDEND INDEX FUND PRODUCT OR ANY INVESTOR. VLPI HAS
NO OBLIGATION TO TAKE THE NEEDS OF FTA OR ANY INVESTOR IN THE PRODUCT
INTO CONSIDERATION IN COMPOSING THE INDEX. THE PRODUCT RESULTS MAY
DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEX. VLPI IS NOT RESPONSIBLE FOR HOW FTA MAKES USE OF INFORMATION SUPPLIED BY VLPI. VLPI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE
DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCT OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCT OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCT IS TO BE CONVERTED INTO CASH. VLPI MAKES NO WARRANTY CONCERNING THE INDEX, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR
ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEX OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT
THAT THE INDEX WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER
RESULTS GENERATED FROM THE INDEX OR PRODUCT. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR
TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR
ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEX OR THE PRODUCT.

VALUE LINE IS A REGISTERED TRADEMARK OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT ARE LICENSED TO FIRST TRUST ADVISORS L.P. THE FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND PRODUCT IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC., VALUE LINE SECURITIES, INC. OR ANY OF THEIR AFFILIATES. FIRST TRUST ADVISORS L.P. IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

Diversification Status. FVD and FVD ETF have both elected to be classified as diversified funds. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Tax Efficient Product Structure. Unlike many conventional mutual funds, shares of FVD ETF are traded throughout the day on the AMEX whereas mutual funds are typically only bought and sold at closing net asset values. The shares of FVD ETF have been designed to be tradable in the secondary market on the AMEX on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated net asset value. These arrangements are designed to protect ongoing shareholders from adverse effects on FVD ETF that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the FVD ETF shares' in-kind redemption mechanism generally will not lead to a tax event for FVD ETF or its ongoing shareholders. Unlike a closed-end fund, if an ETF experiences material cash inflows, an ETF may be unable to satisfy the qualified dividend income holding period requirements for a portion of its dividends and may subject investors to increased tax liability.

Please see the FVD ETF Prospectus incorporated by reference and included herein as Appendix I for additional information regarding FVD ETF's investment policies and strategies, and for further information regarding the Index.

                              Risk Factors

Risk is inherent in all investing. As investment companies following similar trading strategies, many of the risks applicable to an investment in FVD are also applicable to an investment in FVD ETF. Shares of each Fund will change in value, and you could lose money by investing in a Fund. The Funds may not achieve their investment objectives. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. The following specific factors have been identified as the principal risks of investing in FVD ETF.

Market Risk

One of the principal risks of investing in a Fund is market risk. Market risk is the risk that a particular stock owned by FVD ETF or stocks in general may fall in value. Shares of FVD ETF are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall, stock values could decline or could underperform other investments.

Index Tracking Risk

You should anticipate that the value of the shares of FVD ETF will decline, more or less, in correlation with any decline in the value of the Index.

Non-Correlation Risk

FVD ETF's return may not match the return of the Index for a number of reasons. For example, FVD ETF incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing FVD ETF's securities holdings to reflect changes in the composition of the Index. In addition, FVD ETF's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

FVD ETF may not be fully invested at times, either as a result of cash flows into FVD ETF or reserves of cash held by FVD ETF to meet redemptions and expenses. If FVD ETF utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between FVD ETF's performance and the performance of the Index, there can be no assurance that First Trust will be able to achieve such a correlation. Accordingly, FVD ETF's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Index.

Replication Management Risk

FVD ETF is also exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by FVD ETF will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, FVD ETF would generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

Small Cap and Mid-Cap Company Risk

FVD ETF may invest in small capitalization and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Concentration

FVD ETF will be concentrated in the securities of a given industry if the Index is concentrated in such industry. A concentration makes FVD ETF more susceptible to any single occurrence affecting the industry or sector and may subject FVD ETF to greater market risk than more diversified funds.

Tax Risk

FVD's counsel is giving an opinion that the Reorganization will be a tax-free reorganization for federal income tax purposes. See "Information About the Proposed Reorganization - Federal Income Tax Consequences" on page 25. However, no ruling is being sought from the Internal Revenue Service (the "IRS") to determine whether the IRS in fact agrees with the opinion of FVD's counsel. The opinion of FVD's counsel is not binding upon the IRS, and the IRS could take a position different from that reflected in the opinion. The opinion does not address state or foreign tax consequences of the Reorganization, which could vary from state to state and country to country. The opinion relies upon the current statute and regulations, portions of which have been changed recently and have not yet been subject to full and complete interpretation by the courts. In addition, tax laws and rules may change in the future, and some changes may apply retroactively. The opinion only addresses current law.

The opinion also relies on certain representations by the parties to the Reorganization as to current facts and future behavior. If such representations are not in fact correct, the Reorganization could be viewed as a taxable sale of the assets of FVD to FVD ETF resulting in gain recognition to FVD. No reserves are being created to fund any such tax liability, and it is not anticipated that any portion of the distribution of shares will be designated as a capital gain distribution. Under such circumstances, the shareholders of FVD would individually owe taxes on the gain recognized in the Reorganization, and potentially for their proportionate portion of the taxes of FVD.

See the FVD ETF Prospectus (incorporated herein by reference and attached hereto as Appendix I) for additional information regarding risks.

                 C.  Other Comparisons Between the Funds

The following information provides shareholders of FVD with more information about FVD ETF and how FVD ETF compares with FVD.

Adviser and Portfolio Managers. First Trust is the investment adviser for each Fund. Under the supervision of the Board of Trustees of each Fund, First Trust, with headquarters at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, makes each Fund's investment decisions. First Trust also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family.

First Trust serves as adviser or sub-adviser for 24 mutual fund portfolios, ten exchange-traded fund portfolios and 14 closed-end fund portfolios and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 1001 Warrenville Road, Lisle, Illinois 60532. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of FVD ETF.

The same advisory team at First Trust will be responsible for the portfolio management of FVD ETF as is responsible for the portfolio management of FVD. There is no one individual primarily responsible for portfolio management decisions for FVD ETF. Investments are made under the direction of a committee (the "Investment Committee"). The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland. Mr. Lindquist re-joined First Trust over two years ago after serving as Chief Operating Officer of Mina Capital Management LLC and Samaritan Asset Management LLC from 2000 to 2003 and is a Senior Vice President of First Trust and FTP. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings and began working at First Trust on April 26, 2004. Mr. Carey is the Chief

Investment Officer and Senior Vice President of First Trust and Senior Vice President of FTP and began working at First Trust on September 27, 1991. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP and began working at First Trust on March 21, 1994. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP and began working at First Trust on August 15, 1997. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Mr. Testin is a Senior Vice President of First Trust and began working at First Trust on August 27, 2001. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in each Fund's portfolio. Mr. Ueland has been a Vice President of First Trust and FTP since August 2005. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust. Before joining First Trust, Mr. Ueland was vice president of sales at BondWave LLC from May 2004 through August 2005, an account executive for Mina Capital Management LLC and Samaritan Asset Management LLC from January 2003 through May 2004, and a sales consultant at Oracle Corporation from January 1997 through January 2003. For additional information concerning First Trust, including a description of the services provided to FVD ETF, see the FVD ETF SAI. In addition, the FVD ETF SAI provides additional information about the compensation of members of the Investment Committee, other accounts managed by members of the Investment Committee and the ownership of securities of members of the Investment Committee in FVD ETF.

First Trust will receive annual investment advisory fees from FVD ETF equal to 0.50% of FVD ETF's average daily net assets, and currently receives annual investment advisory fees from FVD equal to 0.65% of FVD's average daily net assets.

FVD ETF is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to the Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay FVD ETF's expenses to the extent necessary to prevent the operating expenses of FVD ETF (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets per year (the "Expense Cap") for at least two years following the Reorganization. Expenses borne by First Trust are subject to reimbursement by FVD ETF up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by FVD ETF if it would result in FVD ETF exceeding its Expense Cap.

Distribution and Service Fees. FVD shares are not subject to any 12b-1 distribution and service fees, nor are any 12b-1 fees currently being paid by FVD ETF.

The Board of Trustees of First Trust ETF, of which FVD ETF is a series, has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, FVD ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are authorized participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by FVD ETF, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of FVD ETF's assets, over time these fees would increase the cost of your investment and may cost you more than certain other types of sales charges.


Independent Registered Public Accounting Firm ("Auditor"). Deloitte & Touche LLP serves as Auditor for both FVD ETF and FVD.Trustees and Officers. The Trustees of First Trust ETF (of which FVD ETF is a series) are the same as those of FVD. The following individuals comprise the Board of Trustees of both First Trust ETF and FVD: James
A. Bowen, Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson. The Board of Trustees is responsible for the management of the Funds, including supervision of the duties performed by the Adviser. In addition, the officers of First Trust ETF are the same as those of FVD.


Charter Documents. FVD is organized as a Massachusetts business trust governed by Massachusetts law. FVD ETF is a diversified series of First Trust ETF, a Massachusetts business trust governed by Massachusetts law.
 FVD is governed by a Declaration of Trust, dated as of June 11, 2003. First Trust ETF is governed by a Declaration of Trust, dated as of August 8, 2003. Each charter document is sometimes referred to herein as the Declaration. Additional information about each of the Declarations is provided below.


Shareholders of FVD and FVD ETF have a number of rights in common. Except with respect to the differences described below, the Declarations are substantially identical. Shares of beneficial interest of each Fund entitle their holders to one vote per share and fractional shares entitle their holders to a proportional fractional vote. Unlike FVD, First Trust ETF is permitted to have more than one series, and currently there are nine series existing in addition to FVD ETF. In some circumstances all of the series vote together, but a separate vote will be taken by the shareholders of FVD ETF on matters affecting FVD ETF as a series when so required under the 1940 Act. If a matter affects only a particular series of First Trust ETF and does not affect FVD ETF, only the required vote by that applicable series shall be required. For example, a change in a fundamental investment policy for FVD ETF would be voted upon only by shareholders of FVD ETF.


Shareholder meetings of First Trust ETF and FVD must be called when required by the 1940 Act to elect Trustees. Shareholder meetings of FVD also may be called by the Chairman of the Board of Trustees or the President and may be called upon written request of at least 66-2/3% of the Trustees. Shareholder meetings of FVD ETF also may be called by a majority of the Trustees. Shareholder meetings of both FVD and FVD ETF also shall be called by any Trustee upon written request, which shall specify the purpose or purposes for which such meeting is to be called, of shareholders holding shares representing in the aggregate not less than (i) 50%, in the case of FVD, and (ii) one-third, in the case of FVD ETF, of the voting power of the outstanding shares entitled to vote on the matters specified in such written request. Because of AMEX rules, FVD is required to hold annual shareholder meetings at which Trustees of FVD are elected. FVD ETF is not subject to the same annual meeting requirement.

Neither Fund's common shares have preemptive rights. Mutual funds, in general, issue shares that can be redeemed or sold back to the fund at the fund's net asset value per share (less any applicable redemption fee). Unlike conventional mutual funds, ETFs like FVD ETF issue and redeem shares on a continuous basis, at net asset value, only in large specified blocks of shares (each a "Creation Unit Aggregation.") Creation Units of FVD ETF will be issued and redeemed principally in-kind for securities included in the Index. Following the Reorganization, a Creation Unit Aggregation of FVD ETF shall consist of 50,000 shares. Except in Creation Unit Aggregations, FVD ETF shares are not individually redeemable securities of FVD ETF. Shares of FVD ETF will be listed and traded on the AMEX under the ticker symbol "FVD" to provide liquidity for individual shareholders of FVD ETF shares in amounts less than the size of a Creation Unit Aggregation. As closed-end fund shareholders, FVD shareholders have no similar right to redeem shares of FVD, but shares of FVD also are listed on the AMEX and may be purchased or sold on that exchange.


The Declaration of FVD authorizes the issuance of an unlimited number of common shares. The common shares have a par value of $0.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation. The common shares have no conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting. Shareholders of FVD ETF are entitled to dividends as declared by its Trustees, and if First Trust ETF were liquidated, each shareholder of FVD ETF would be entitled to receive pro rata the distributable assets of First Trust ETF attributable to shares of FVD ETF. FVD's present policy is to distribute its net investment income monthly and its net realized capital gains annually, if any. FVD ETF intends to distribute its net investment income quarterly and its realized capital gains, annually, if any.


Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each of the Declarations contains an express disclaimer of shareholder liability for debts or obligations of the Funds and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. Each of the Declarations further provides for indemnification for all claims and liabilities of any shareholder held personally liable for the obligations of a Fund solely by reason of being or having been a shareholder of a Fund.

As noted above, unlike FVD, First Trust ETF issues its shares in more than one series. All consideration received by FVD ETF for the issue or sale of shares of FVD ETF, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of First Trust ETF, subject only to the rights of creditors of FVD ETF, and belong irrevocably to FVD ETF for all purposes. Additional series of First Trust ETF may be established by the Trustees from time to time. Shares of FVD ETF may be issued in classes, with such relative rights and preferences as may be determined by the Trustees from time to time.

In general, each Declaration provides that reorganizations, consolidations, or sales, leases or exchanges of all or substantially all of the assets of a Fund requires the affirmative vote of the holders of two-thirds of all the votes entitled to be cast on the matter; provided, however, that if such transaction has already been authorized by the affirmative vote of two-thirds of the Trustees, then the affirmative vote of the "majority of the outstanding voting securities" in accordance with the 1940 Act, as described above, is required. Each Declaration also permits such action without the vote of shareholders, if prior to such reorganization, consolidation or sale, the acquiring fund is not an operating entity.

The Declaration of FVD specifically authorizes the issuance of preferred shares, and if such shares are issued, they may be senior to the common shares as to rights to dividends and distributions and upon termination, and have separate voting rights on certain matters as required by the 1940 Act. The Declaration of First Trust ETF (of which FVD ETF is a series) permits the issuance of shares in classes, but such classes are not entitled to the preferences granted to preferred shares in the Declaration of FVD. However, the Declaration of First Trust ETF authorizes the issuance of series of shares, of which FVD ETF is one, while the Declaration of FVD only authorizes the issuance of classes of shares.

The amendment procedures contained in both Declarations are substantially similar, except that amendments to First Trust ETF's Declaration require the approval of the requisite percentage vote of all series or classes of First Trust ETF, rather than the requisite percentage vote of shares of FVD ETF only.

Certain provisions of FVD's Declaration could have the effect of limiting the ability of other entities or persons to acquire control of FVD. The affirmative vote or consent of the holders of 66-2/3% of the shares of FVD is required to authorize certain transactions, including under certain circumstances a conversion into an open-end company or a merger or consolidation of FVD with or into another entity unless the transaction is approved by two-thirds of the Trustees. These provisions would make it more difficult to change the management of FVD and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of FVD in a tender offer or similar transaction.

Except as required by the 1940 Act, AMEX rules or as described above, the Trustees of FVD and of First Trust ETF (of which FVD ETF is a series) need not call meetings of the shareholders for the election or re-election of Trustees. Subject to the limits of the 1940 Act, vacancies may be filled by a majority of the standing Trustees. The Declarations provide that, subject to the limits of the 1940 Act, any Trustee of First Trust ETF or FVD may be removed with or without cause by (a) three-quarters of the Trustees or (b) a vote of two-thirds of the outstanding shares of FVD or First Trust ETF, as applicable.

Quorum for a shareholder meeting of First Trust ETF (of which FVD ETF is a series) and FVD is the presence in person or by proxy of 33-1/3% of the voting power of the outstanding shares entitled to vote or, when a matter requires a separate vote by series or class, then 33-1/3% of the voting power of the outstanding shares entitled to vote of that series or class shall constitute a quorum as to the matter being voted upon by that series or class.

The foregoing is a very general summary of certain provisions of the Declarations governing FVD and FVD ETF. It is qualified in its entirety by reference to the charter documents themselves.

            D.  Information About the Proposed Reorganization

General. The shareholders of FVD are being asked to approve a Reorganization of FVD with and into FVD ETF pursuant to the proposed Agreement and Plan of Reorganization between FVD and First Trust ETF on behalf of its series, FVD ETF (the "Plan"), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The Reorganization is structured as a transfer of all of the assets of FVD to FVD ETF in exchange for the assumption by FVD ETF of all of the liabilities of FVD and for the issuance and delivery to FVD of Reorganization Shares equal in aggregate value to the net value of the assets transferred to FVD ETF.

After the receipt of the Reorganization Shares in Creation Unit Aggregations of 106,960 shares (for purposes of the Reorganization only), FVD or its agent will distribute the Reorganization Shares to its shareholders of record, on a pro rata basis, in proportion to their existing shareholdings as of the Valuation Time, in complete liquidation of FVD, and the legal existence of FVD will be terminated. Each shareholder of FVD will receive a number of full or fractional Reorganization Shares equal in value at the Valuation Time to the aggregate value of the shareholder's FVD shares. Please note that shareholders who hold FVD shares directly and not in "street name" through a broker-dealer will receive a letter of transmittal that provides additional instructions regarding the receipt of their Reorganization Shares. Because shares of FVD ETF will not be certificated, these shareholders will need to designate a brokerage account that will hold their Reorganization Shares. If a shareholder does not designate a brokerage account, such shareholder may be limited in the ability to sell the Reorganization Shares in the secondary market until such account is designated. Following the Reorganization, a Creation Unit Aggregation shall consist of 50,000 shares of FVD ETF.

Prior to the date of the Reorganization, FVD may have to sell certain of its investments that are not consistent with the current constituents of the Index and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the Reorganization. The sale of such investments may increase the taxable distribution to shareholders of FVD occurring prior to the Reorganization above that which they would have received absent the Reorganization. As of October 6, 2006, First Trust did not believe that any securities held by FVD were inconsistent with the Index.

The Trustees of FVD have voted to approve the Plan and the proposed Reorganization contemplated thereby and to recommend that shareholders of FVD also approve the Plan. The transactions contemplated by the Plan and the related matters described therein will be consummated only if approved by the holders of the lesser of (i) 67% of FVD's shares represented at the Meeting, if more than 50% of the outstanding shares of FVD are represented at the Meeting or (ii) more than 50% of FVD's outstanding shares.

In the event that the Reorganization does not receive the required shareholder vote to approve the Plan, FVD will continue to be managed and operated as a separate closed-end fund in accordance with its current investment objective and policies, and the Trustees of FVD may consider such alternatives as may be in the best interests of FVD, including the possible liquidation of FVD.

Background and Trustees' Considerations Relating to the Proposed
Reorganization.

The Trustees of FVD had, at each regularly scheduled Board meeting beginning in December 2003, discussed the discount to net asset value at which FVD shares, and shares of closed-end funds in general, have traded. They reviewed the investment performance of FVD, shareholder activity in FVD shares and possible methods to reduce or eliminate the discount at which FVD shares have traded. Following the regularly scheduled quarterly meeting on June 12, 2006, FVD was contacted by a significant investor in FVD (the "Major Shareholder") and informed that, due to concerns about FVD's discount, he and a group of other shareholders intended to submit a competing slate of nominees to serve as trustees at the Fund's annual meeting. Thereafter, the Board convened a special meeting at which the Board approved an open-market repurchase program and a level monthly dividend distribution policy as measures to address the discount, and FVD issued a press release on June 26, 2006 describing these actions. The First Trust representatives reported on the market reaction to the announcement of the open-market repurchase program and the level monthly dividend distribution policy at another special Board meeting held on June 30, 2006. At this meeting, representatives of First Trust also informed the Trustees that they were considering the feasibility of a transaction like the Reorganization, since the Board was familiar with this possible response to the discount due to extensive discussions that had been held on such a proposal for another closed-end fund managed by First Trust that also was trading at a discount. In the meantime, the Fund received notice on June 28, 2006 from the Major Shareholder of his group's intention to nominate a different slate of nominees to serve as trustees at the 2006 annual shareholder meeting.

First Trust first discussed the actual terms and conditions of the proposed Reorganization with the Trustees of FVD at a special meeting held on July 26, 2006. Although the repurchase program and revised dividend policy was effective in reducing the discount of FVD, a substantial discount remained in the trading price of FVD shares. In light of the persistent discount, the ongoing discussions between Fund counsel and the staff of the SEC concerning another First Trust closed-end fund that also was trading at a discount engaging in a proposed reorganization, the substantial similarity between the proposed reorganizations and the recent developments with the Major Shareholder, First Trust had determined to submit the proposed Reorganization to the Trustees for approval at this meeting. As they had at previous Board meetings, at the July 26, 2006 meeting, the Trustees discussed the discount to net asset value at which FVD shares have traded. They also reviewed the market response to the open-market share repurchase program. In addition, the Trustees considered discussions between representatives of First Trust and the Major Shareholder.

Based upon foregoing and the considerations discussed below, on July 26, 2006, the Trustees of FVD, including all of the Trustees who are not "interested persons" of FVD (as defined in the 1940 Act) (the
"Independent Trustees"), approved the proposed Reorganization and recommended its approval to shareholders.

In determining to recommend that the shareholders of FVD vote to approve the Reorganization, the Trustees considered, among others, the factors described below:

    o Reduction of Discount. The proposed Reorganization may have the effect of producing a reduction of FVD's discount (for shareholders of record who become shareholders of FVD ETF as a result of the Reorganization). The Trustees noted that FVD's shares have historically traded at a discount from their net asset value. The Trustees considered that if the Reorganization is approved, FVD shareholders would receive FVD ETF shares with an aggregate net asset value equal to the net asset value of their FVD shares held as of the Valuation Time. The Trustees considered that ETFs historically trade at or very close to their net asset value, and noted that after the Reorganization, current shareholders of FVD who become shareholders of FVD ETF as part of the Reorganization should be able to sell their Reorganization Shares at or close to the net asset value of their previously held FVD shares, thus effectively reducing or eliminating FVD's discount.

    o Comparison of Fees and Expense Ratios. The Trustees considered comparative expense information of FVD and FVD ETF, including comparisons between the current expense ratio for FVD and the estimated pro forma operating expense ratio of FVD ETF, and between the estimated operating expense ratio of FVD ETF and the current expense ratios of two other ETFs comparable to the proposed FVD ETF. The Trustees in particular noted that the management fee of FVD ETF would be lower than FVD's management fee and that the estimated operating expense ratio of FVD ETF is expected to be lower than the current expense ratio of FVD.

    o Fee Waiver/Expense Cap. The Trustees noted that First Trust has agreed to waive all or a portion of its management fees and/or reimburse or pay operating expenses of FVD ETF to the extent necessary to maintain FVD ETF's total operating expenses at 0.70% of average daily net assets per year, for at least two years following the Reorganization, excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses for at least two years following the Reorganization.

    o Benefits of the ETF Structure. The Trustees considered the favorable tax attributes of ETFs, that shareholders of FVD who become shareholders of FVD ETF as a result of the Reorganization will continue to receive the benefit of intra-day liquidity and that ETFs can generally remain fully invested because they do not redeem individual shares and typically redeem Creation Unit Aggregations on an in-kind basis.

    o Expenses of the Reorganization. The Trustees noted that First Trust would bear all normal costs of the Reorganization, and that FVD would bear any extraordinary costs of the Reorganization.

    o Elimination of Proxy Contest and Related Expenses. The Trustees considered the costs and expenses of a proxy contest to FVD and also considered the proposed Reorganization as a possible alternative method to reducing or eliminating the discount at which shares of FVD trade as a method that would likely be favored by the Major Shareholder and his group.

In addition to the foregoing, the Trustees of FVD also considered the following:

    o The terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of the interests of FVD's existing shareholders in light of the basis on which shares of FVD ETF will be issued to FVD in Creation Unit Aggregations as contemplated in the Reorganization;

    o The compatibility of FVD's and FVD ETF's investment objectives, policies and restrictions and the composition of the current FVD portfolio and the expected FVD ETF portfolio; and

    o The tax consequences of the Reorganization on FVD and its shareholders; the Reorganization is expected to be a tax-free reorganization for federal income tax purposes and the receipt by FVD shareholders of shares of FVD ETF as a result of the Reorganization is expected to be a tax-free transaction.

Based upon all of the foregoing considerations, the Trustees approved the proposed Plan and the Reorganization contemplated thereby and determined that the proposed Reorganization would be in the best interests of FVD. The Trustees also determined that the interests of FVD's existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. The Trustees of FVD, including the Independent Trustees, unanimously recommend that shareholders of FVD approve the Reorganization.

Agreement and Plan of Reorganization. The proposed Reorganization will be governed by the Plan, the form of which is attached as Exhibit A.
The Plan provides that FVD ETF will acquire all of the assets of FVD in exchange for the assumption by FVD ETF of all liabilities of FVD and for the issuance of Creation Units representing the Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The Creation Units representing the Reorganization Shares will be issued immediately after the Valuation Time (which is expected to be 4:00 p.m. Eastern time on December 15, 2006, or such other date and time as may be agreed upon by the parties) (the "Closing Date").
The following discussion of the Plan is qualified in its entirety by the full text of the Plan.

FVD will transfer all of its assets to FVD ETF, and in exchange, FVD ETF will assume all liabilities of FVD, including without limitation FVD's indemnification obligations to its trustees and officers, and deliver to FVD a number of Creation Units representing the Reorganization Shares having an aggregate net asset value equal to the value of the assets of FVD attributable to common shares of FVD, less the value of the liabilities of FVD assumed by FVD ETF attributable to common shares of FVD. Immediately following the transfer of assets on the Closing Date, FVD or its agent will distribute pro rata to its shareholders of record as of the Valuation Time the Reorganization Shares received by FVD. As a result of the Reorganization, each shareholder of FVD will receive a number of Reorganization Shares equal in aggregate value as of the Valuation Time to the value of the FVD common shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of FVD ETF in the name of such FVD shareholders of record, each account representing the respective number of Reorganization Shares due to the respective shareholder. No certificates for Reorganization Shares will be issued.

The Trustees of FVD and the Trustees of First Trust ETF, of which FVD ETF is a series, (who are the same individuals) have determined that the proposed Reorganization is in the best interests of their respective Fund and that the interests of their respective Fund's existing shareholders will not be diluted as a result of the transactions contemplated by the Reorganization.

The consummation of the Reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the Reorganization abandoned (i) by mutual agreement of FVD ETF and FVD, (ii) by either party if the Reorganization shall not have occurred on or before January 31, 2007 unless such date has been extended by mutual agreement of the parties or (iii) by either party if the other party shall have materially breached its obligations under the Plan or made a material and intentional misrepresentation therein or in connection therewith.
If shareholders of FVD approve the Reorganization, both Funds agree to coordinate their respective portfolios from the date of the Plan up to and including the Closing Date in order that the investments of FVD as of the time of the Reorganization will meet as closely as practicable the investment objective, policies and restrictions of FVD ETF.

The normal costs of the Reorganization including legal expenses, proxy printing and proxy solicitation expenses will be borne by First Trust. Any extraordinary costs of the Reorganization will be borne by FVD. Extraordinary costs are those costs that are neither foreseen nor normally associated with a reorganization.

First Trust (but not FVD) has entered into a Corporate Finance Services and Consulting Agreement with A.G. Edwards & Sons, Inc. ("A.G. Edwards") and has agreed to pay from its own assets a fee to A.G. Edwards relating to FVD. This fee is payable quarterly at the annual rate of 0.15% of FVD's average daily net assets. A.G. Edwards provides information and research under this agreement. First Trust does not intend to pay such a fee to A.G. Edwards in connection with FVD ETF and, therefore, the Reorganization may represent a cost savings to First Trust if approved.

Description of the Reorganization Shares. The Reorganization Shares will be issued to FVD in Creation Unit Aggregations in accordance with the Plan as described above. Reorganization Shares will thereafter be distributed to FVD's shareholders by FVD or its agent in accordance with the Plan as described above. The Reorganization Shares will be shares of beneficial interest, $0.01 par value per share, of FVD ETF.

The common shares of FVD are currently listed and traded on the AMEX under the symbol FVD. If the Reorganization is approved, FVD shares will no longer be listed on the AMEX and FVD will be dissolved, liquidated and terminated as provided in the Plan. FVD ETF has applied to list and trade its shares on the AMEX. Reports, proxy materials and other information concerning FVD ETF and FVD may be inspected at the offices of the AMEX, 86 Trinity Place, New York, New York 10006.

For more information on the characteristics of the Reorganization
Shares, please see the FVD ETF prospectus, a copy of which is included with this Prospectus/Proxy Statement as Appendix I.

Federal Income Tax Consequences. As a condition to each Fund's obligation to consummate the Reorganization, each Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

         (i) the acquisition by FVD ETF of all of the assets of FVD solely in exchange for Creation Units representing Reorganization Shares and the assumption by FVD ETF of all of the liabilities of FVD, followed by the distribution by FVD to its shareholders of Reorganization Shares in complete liquidation of FVD, all pursuant to the Plan, constitutes a reorganization within the meaning of
     Section 368(a) of the Code, and FVD and FVD ETF will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         (ii) under Section 361 of the Code, FVD will not recognize gain or loss upon the transfer of FVD's assets to FVD ETF in exchange for Reorganization Shares and the assumption of FVD's liabilities by FVD ETF, and FVD will not recognize gain or loss upon the distribution to FVD's shareholders of the Reorganization Shares in liquidation of FVD;

         (iii) under Section 354 of the Code, shareholders of FVD will not recognize gain or loss on the receipt of Reorganization Shares solely in exchange for FVD shares;

         (iv) under Section 358 of the Code, the aggregate basis of the Reorganization Shares received by each shareholder of FVD will be the same as the aggregate basis of FVD shares exchanged therefor;

         (v) under Section 1223(1) of the Code, the holding period of the Reorganization Shares received by each FVD shareholder will include the holding periods of FVD shares exchanged therefor, provided that the FVD shareholder held the FVD shares at the time of the Reorganization as a capital asset;

         (vi) under Section 1032 of the Code, FVD ETF will not recognize gain or loss upon the receipt of assets of FVD in exchange for Reorganization Shares and the assumption by FVD ETF of all of the liabilities of FVD;

         (vii) under Section 362(b) of the Code, the basis of the assets of FVD transferred to FVD ETF in the Reorganization will be the same in the hands of FVD ETF as the basis of such assets in the hands of FVD immediately prior to the transfer;

         (viii) under Section 1223(2) of the Code, the holding periods of the assets of FVD transferred to FVD ETF in the Reorganization in the hands of FVD ETF will include the periods during which such assets were held by FVD; and

         (ix) FVD ETF will succeed to and take into account the items of FVD described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

While shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the Reorganization, differences in the Funds' portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the Reorganization.

If the Plan is approved by shareholders of FVD, FVD will declare a distribution to its shareholders of all undistributed realized net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Plan), and such distributions will be taxable to shareholders.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization. The following table sets forth the unaudited capitalization of each Fund as of October 6, 2006 and of FVD ETF on a pro forma basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

                                                                    Pro Forma         FVD ETF Pro
                                   FVD             FVD ETF         Adjustments      Forma Combined
                                   ---             -------         -----------      --------------
Net Assets:
Common Shares                 $559,143,695            $0                $0           $559,143,695
Total Net assets              $559,143,695            $0                $0           $559,143,695
Shares outstanding:
Common Shares                   32,088,000             0                 0             32,088,000
Net Asset Value per share:
Common Shares                       $17.43            $0                $0                 $17.43


(1) Assumes the Reorganization had been consummated on October 6, 2006, and is for information purposes only. No assurance can be given as to how many shares of FVD ETF will be received by the shareholders of FVD on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of FVD ETF that actually will be received on or after such date.

The Board of Trustees of FVD, including the Independent Trustees, unanimously recommends that shareholders of FVD vote to approve the Reorganization by voting FOR approval of the Plan.

                         ADDITIONAL INFORMATION

Investment Adviser and Administrator. First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, serves as FVD's investment adviser.


PFPC acts as FVD's transfer agent, administrator and accounting agent and is located at 4400 Computer Drive, Westborough, Massachusetts 01581.
 PFPC is a leading provider of full service mutual fund shareholder and record keeping services. In addition to its mutual fund transfer agent and record keeping services, PFPC provides other services through its own subsidiary business units. PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, is the custodian of the assets of FVD.


Calculation Agent. First Trust has entered into an agreement with AMEX pursuant to which AMEX will serve as the calculation agent for the Index. As the calculation agent, AMEX will be responsible for the management of the day-to-day operations of the Index on behalf of Value Line(R) including calculating the value of the Index every 15 seconds, widely disseminating the Index value every 15 seconds and tracking corporate actions resulting in Index adjustments.

Share Ownership of FVD and FVD ETF. Based solely on information First Trust obtained from filings available on the SEC's EDGAR website, the following persons owned beneficially or of record 5% or more of FVD's shares.


                                    Number of Shares
Name and Address                   Beneficially Owned    Percentage of Ownership
----------------                   ------------------    -----------------------
Western Group (as defined below)        3,207,875(1)            10.00%(1)
2855 East Cottonwood Parkway
Suite 110
Salt Lake City, UT 84121

QVT Financial LP                        3,253,400(2)            10.13%(2)
1177 Avenue of the Americas
9th Floor
New York, NY 10026

1 Pursuant to an amended Schedule 13D dated September 6, 2006 filed with the SEC by Arthur D. Lipson, Western Investment LLC ("WILLC"), Western Investment Hedged Partners LP ("WIHP"), Western Investment Total Return Master Fund Ltd. ("WITR"), Western Investment Activism Partners LLC ("WIAP"), Benchmark Plus Institutional Partners, L.L.C. ("BPIP"), Benchmark Plus Management, L.L.C. ("BPM"), Benchmark Plus Partners L.L.C. ("BPP"), Paradigm Partners, N.W., Inc. ("PPNW"), Matthew S. Crouse, Robert Ferguson, Scott Franzblau, Michael Dunmire, James R. Merchant and Philip Cooper (collectively, the "Western Group"), the Western Group beneficially owns shares of FVD as follows:

    As of the close of business on September 6, 2006 WIHP, WITR, WIAP, BPIP and BPP beneficially owned 951,010, 143,000, 947,565, 722,100 and 443,200 common shares, respectively. WILLC beneficially owned 2,041,575 common shares. Mr. Lipson beneficially owned 2,042,575 common shares. Mr. Franzblau beneficially owned 722,100 common shares. Messrs. Ferguson and Dunmire beneficially owned 1,165,300 common shares.

    As the general partner, managing member or investment manager, as the case may be, of WIHP, WITR and WIAP, WILLC may be deemed to beneficially own the 2,041,575 common shares beneficially owned in the aggregate by WIHP, WITR and WIAP. As the managing member of WILLC, Mr. Lipson may be deemed to beneficially own the 2,041,575 common shares beneficially owned by WILLC. As the managing member of BPIP, BPM may be deemed to beneficially own the 722,100 common shares beneficially owned by BPIP. As the managing members of BPM, Messrs.

    Franzblau, Ferguson and Dunmire may be deemed to beneficially own the 722,100 common shares beneficially owned by BPM. As the managing member of BPP, PPNW may be deemed to beneficially own the 443,200 common shares beneficially owned by BPP. As the sole officers and directors of PPNW, Messrs. Ferguson and Dunmire may be deemed to beneficially own the 443,200 common shares beneficially owned by PPNW.

    Based on the amended Schedule 13D dated September 6, 2006, none of Messrs. Crouse, Merchant or Cooper beneficially owns any common shares.

2 Pursuant to an amended Schedule 13G dated September 11, 2006 filed by QVT Financial LP ("QVT Financial") with the SEC, QVT Financial beneficially owns shares of FVD as follows: QVT Financial is the investment manager for QVT Fund LP ("QVT Fund"), which beneficially owns 836,600 common shares, QVT Overseas Ltd., which beneficially owns 959,379 common shares and for QVT Associates LP, which beneficially owns 859,797 common shares. QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the "Separate Account"), which holds 597,624 common shares. QVT Financial has the power to direct the vote and disposition of the common shares held by QVT Fund, QVT Overseas Ltd., QVT Associates LP and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 3,253,400 common shares, consisting of the shares owned by QVT Fund, QVT Overseas Ltd. and QVT Associates LP and the shares held in the Separate Account. QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of common shares reported by QVT Financial.


As of May 31, 2006, the Trustees and executive officers as a group beneficially owned 6,477.288 shares of FVD, which is less than 1% of FVD's outstanding shares. No shares of FVD ETF are outstanding.

Western Letter Agreement.  In June 2006, FVD received notice from Arthur
D. Lipson, referred to as the "Major Shareholder" previously, of his intent to nominate five nominees to serve as Trustees of FVD at its 2006 annual meeting of shareholders. On August 31, 2006, Arthur D. Lipson and the Western Group entered into a Letter Agreement with FVD (the "Letter Agreement") in which FVD and Mr. Lipson and the Western Group agreed to take or refrain from taking certain actions including the following:

    o Mr. Lipson and the Western Group withdrew their notice (the "Nomination Letter") nominating five nominees for election as Trustees of FVD at the 2006 annual meeting of shareholders and an associated request to inspect the shareholders list and other corporate records of FVD.

    o FVD agreed that the next meeting of shareholders of FVD will be a special meeting of shareholders (the "Special Meeting") to be held on or prior to February 15, 2007 for the purpose of approving the Reorganization, subject to compliance with applicable laws, rules and regulations.

    o FVD agreed that the only business to be conducted at the Special Meeting will be the approval of the Reorganization and any matters related thereto, subject to compliance with applicable laws, rules and regulations. Without limiting the generality of the foregoing, FVD agreed that it will not present to the shareholders a proposal to elect Trustees of FVD at the Special Meeting.

    o The parties agreed that if either (a) the Reorganization is not approved by the shareholders at the Special Meeting, (b) the Reorganization does not take place substantially in accordance with the terms described in the press release regarding the Reorganization of FVD issued on July 28, 2006 (the "Press Release") by March 31, 2007, (c) FVD files preliminary proxy materials with respect to, or announces that it will hold, a meeting of shareholders for the purpose of electing Trustees, or
       (d) FVD breaches any material provision of the Letter Agreement, the Nomination Letter shall be deemed to have been resubmitted to the Secretary of FVD and the nomination of candidates set forth in such Nomination Letter shall be accepted by FVD as being sufficient under the By-Laws of FVD, and such candidates shall be eligible to be considered for election at the next meeting of shareholders held for the purpose of electing Trustees.
                                 - 28 -


    o FVD agreed that, to the extent the Reorganization is not approved by the shareholders by February 15, 2007 or the Reorganization does not take place by March 31, 2007 substantially in accordance with the terms described in the Press Release, FVD shall promptly call an annual meeting of shareholders to be held within 90 days thereafter for the purpose of electing Trustees.

    o FVD agreed that from the date of the Letter Agreement through the date of the next meeting of shareholders called for the purpose of electing Trustees, if any, it will not (i) amend its Declaration of Trust or By- Laws of FVD so as to limit the Western Group's ability to nominate or elect a slate of Trustees at such a meeting, including amending the quorum requirements set forth in
       Article III, Section 2 of the By-Laws of FVD and the number of shares required to vote to elect a Trustee set forth in Section
       6.6 of FVD's Declaration of Trust; (ii) increase the number of Trustees serving in office above five (5) persons; or (iii) adopt a shareholders rights plan whereby any member of the Western Group would be deemed an "Acquiring Person" so long as the aggregate number of shares of voting securities of the Fund beneficially owned by the Western Group does not exceed the greater of (a) the aggregate number of shares of FVD beneficially owned by members of the Western Group as of the date of the Letter Agreement or (b) if the aggregate amount of voting securities of the Fund increases from the amount outstanding on the date of the Letter Agreement, the percentage of outstanding voting securities of the Fund deemed beneficially owned in the aggregate by the Western Group on the date of the Letter Agreement.

    o Except as expressly set forth in the Letter Agreement, each member of the Western Group agreed, until the earliest of the occurrence of any event enumerated in subparagraphs (a) through (d) of the fourth bullet point above (the "Effective Period"), or upon the consummation of the Reorganization, that it will not, and will cause its affiliates and associates not to, directly or indirectly, alone or in concert with others, unless specifically requested in writing by the Chairman and President of FVD or by a resolution of a majority of the Trustees of FVD currently in office, take any of the actions set forth below (or take any action that would require FVD to make an announcement regarding any of the following):

            o effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other person to effect, seek, engage in, offer or propose (whether publicly or otherwise) or participate in (other than as specifically contemplated by the Letter Agreement) any "solicitation" of "proxies" (as such terms are defined in the rules and regulations promulgated under the Exchange Act but without regard to the exclusion set forth in Rule 14a-1(1)(2)(iv) from the definition of "solicitation"), whether or not relating to the election or removal of Trustees, with respect to FVD or any transaction relating to FVD, or any action resulting in the Western Group or any member of the Western Group or any of their respective affiliates or associates becoming a "participant" in any "election contest" (as such terms are defined in the rules and regulations promulgated under the Exchange Act) with respect to FVD;

            o propose any matter for submission to a vote of shareholders of FVD;

            o grant any proxy with respect to any shares of FVD (other than to proxies designated by the Board of Trustees of FVD);

            o execute any written consent with respect to any shares of FVD;
                                 - 29 -


            o form, join or participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any shares of FVD or deposit any shares of FVD in a voting trust or subject any shares of FVD to any arrangement or agreement with respect to the voting of such shares of FVD or other agreement having similar effect (in each case except between a member of the Western Group and its affiliates);

            o seek, alone or in concert with others, (i) to call a meeting of shareholders of FVD; (ii) representation on the Board of Trustees of FVD; (iii) the removal of any member of the Board of Trustees of FVD; or (iv) to control or influence the management or policies of FVD; or

            o except as specifically contemplated by the Letter
       Agreement, enter into any discussions, negotiations, arrangements or understandings with any person with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing.

    o None of the foregoing covenants in the prior bullet point shall be construed to prevent the Western Group from soliciting FVD's shareholders in favor of FVD's proposal to engage in the Reorganization.

    o Each member of the Western Group covenants and agrees that during the Effective Period it will not, and will cause its affiliates and associates not to (and will not advise, assist or encourage others to), vote against any proposal proposed by management to the shareholders of FVD. Each member of the Western Group covenants and agrees that during the Effective Period it will, and will cause its affiliates and associates to, vote each of the shares of FVD held by such persons on the record date of the related meeting in favor of the Reorganization.

    o Except for pledges in existence as of the date of the Letter Agreement, each member of the Western Group agreed that during the Effective Period, it shall not (i) sell, transfer, tender, pledge, encumber, assign or otherwise dispose of (collectively, a "Transfer"), or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any or all of the Western Group's shares of FVD; provided, however that any member of the Western Group may Transfer any or all of its shares of FVD to one of its affiliates that agrees in writing to be bound by the terms of the Letter Agreement and, with the consent of FVD (which consent shall not be unreasonably withheld), may pledge or encumber any shares of FVD so long as such pledge or encumbrance would not impair its obligations under the Letter Agreement; or
       (ii) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting its ability to perform its obligations under the Letter Agreement; provided, however, that no member of the Western Group shall be bound by the restrictions contained in (i) above subsequent to the consummation of the Reorganization.


Shareholder Proposals. FVD's By-Laws require that in order to nominate persons to FVD's Board or to present any other permitted proposal for action by shareholders at an annual meeting of shareholders, a shareholder must provide advance written notice to the Secretary of FVD, which notice must be delivered to or mailed and received at FVD's principal executive offices not later than the close of business on the 45th day nor earlier than the close of business on the 60th day prior to the first anniversary date of the date of the release of the proxy statement for the preceding year's annual meeting of shareholders; provided that in the event that the date of the annual meeting to which such shareholder's notice relates is more than 30 days before or more than 30 days after such anniversary date, for notice by the shareholder to be timely it must be so delivered not later than the close of business on the later of the 45th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by FVD. The shareholder's notice must contain detailed information specified in FVD's By-Laws. The date of the release of this combined Prospectus/Proxy Statement is expected to be on or about October 17, 2006.

As a general matter, FVD ETF does not intend to hold regular annual or special meetings of its shareholders. To be considered for presentation at FVD's 2007 annual meeting, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, no later than the time specified in Rule 14a-8. However, if the Reorganization is approved, FVD will be dissolved and will no longer hold shareholder meetings.


Timely submission of a proposal does not mean that such proposal will be included in FVD's proxy statement.

Shareholder Communications. Shareholders of FVD who want to communicate with the Board of Trustees or any individual Trustee should write to the attention of FVD's Secretary, W. Scott Jardine, First Trust Portfolios L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. The letter should indicate that you are an FVD shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Fiscal Year. The fiscal year end for FVD is May 31. The fiscal year end for FVD ETF is December 31.

Annual Report Delivery. Annual reports will be sent to shareholders of record of FVD ETF or, if the Reorganization is not approved, FVD following the applicable Fund's next fiscal year end. The applicable Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532 or by calling (800) 988-5891.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a fund who share an address, unless such fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact FVD at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

General. A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of FVD, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, for inspection by any shareholder during regular business hours beginning two days after the date of the Notice of Special Meeting of Shareholders included with this Prospectus/Proxy Statement.

Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject FVD to additional expense. The chair of the meeting may call for an adjournment of the Meeting to permit further solicitation of proxies with respect to the proposal if he or she determines that adjournment and further solicitation is reasonable and in the best interests of the shareholders.

                OTHER MATTERS TO COME BEFORE THE MEETING

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of FVD.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

---------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL
OR HOW TO VOTE YOUR SHARES, CALL (800) 761-6707 WEEKDAYS FROM 9:00 A.M.
TO 10:00 P.M. EASTERN TIME.
---------------------------------------------------------------------------

---------------------------------------------------------------------------
PLEASE NOTE THAT SHAREHOLDERS WHO HOLD FVD SHARES DIRECTLY AND NOT IN "STREET NAME" THROUGH A BROKER-DEALER WILL RECEIVE A LETTER OF
TRANSMITTAL THAT PROVIDES ADDITIONAL INSTRUCTIONS REGARDING THE RECEIPT
OF REORGANIZATION SHARES. BECAUSE SHARES OF FVD ETF WILL NOT BE CERTIFICATED, THESE SHAREHOLDERS WILL NEED TO DESIGNATE A BROKERAGE
ACCOUNT THAT WILL HOLD THE REORGANIZATION SHARES. IF A SHAREHOLDER DOES NOT DESIGNATE A BROKERAGE ACCOUNT, SUCH SHAREHOLDER MAY BE LIMITED IN
THE ABILITY TO SELL THE REORGANIZATION SHARES IN THE SECONDARY MARKET
UNTIL SUCH ACCOUNT IS DESIGNATED.
---------------------------------------------------------------------------

                                EXHIBIT A

                   AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 13th day of October, 2006, by and among First Trust Exchange-Traded Fund, a Massachusetts business trust (the "Acquiring Trust"), on behalf of its series, First Trust Value Line(R) Dividend Index Fund (the "Acquiring Fund"), First Trust Value Line(R) Dividend Fund, a Massachusetts business trust (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), and, for purposes of Section 10.2 of the Agreement only, First Trust Advisors L.P. ("First Trust"), an Illinois limited partnership. The principal place of business of the Acquiring Trust, the Acquired Fund and First Trust is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares received by the Acquired Fund pro rata to the shareholders of record of the Acquired Fund in complete liquidation, dissolution and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

Article 1.Acquiring Fund Shares, the Transfer of All Acquired Fund Assets, the Assumption of All Acquired Fund Liabilities and the Liquidation, Dissolution and Termination of the Acquired Fund NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

    Section 1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund's assets as set forth in Section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund, either directly or through its agent, that number of Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund with respect to the common shares of the Acquired Fund, computed in the manner and as of the time and date set forth in Section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in Section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including without limitation the Acquired Fund's indemnification obligations to its trustees and officers. Acquiring Fund Shares shall be delivered to the Acquired Fund in "Creation Unit" aggregations only ("Creation Units"), meaning specified blocks of 106,960 Acquiring Fund Shares ("Creation Unit Aggregations"). The Acquired Fund directly or through an agent will distribute the Acquiring Fund Shares received by the Acquired Fund pro rata to the Acquired Fund shareholders of record as of the Valuation Time (as defined below). All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the "Closing").

                                   A-1


    Section 1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America ("GAAP") applied consistently with those of the Acquired Fund's most recent audited statement of assets and liabilities.

    Section 1.3 The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in Section 3.1.

    Section 1.4 On or as soon as practicable prior to the Closing Date as defined in Section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    Section 1.5 Immediately after the transfer of Assets provided for in
Section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders") determined as of the Valuation Time (as defined in Section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to
Section 1.1 and will completely liquidate, dissolve and terminate. The Funds may appoint an agent to assist the Acquiring Fund and/or the Acquired Fund in the distribution of the Acquiring Fund Shares received by the Acquired Fund in Creation Unit Aggregations to the Acquired Fund Shareholders. The distribution, liquidation, dissolution and termination referenced in this Section 1.5 will be accomplished with respect to the common shares of the Acquired Fund by the transfer of the Acquiring Fund Shares received by the Acquired Fund in Creation Unit Aggregations then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund common shares owned by such shareholders as of the Valuation Time. All issued and outstanding common shares of the Acquired Fund, and certificates representing such shares, if any, will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

    Section 1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

    Section 1.7 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

                                   A-2


    Section 1.8 All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

Article 2.  Valuation

    Section 2.1 The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange (the "NYSE") on the Closing Date, as defined in Section 3.1 (the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on or before that date, using the valuation procedures approved by the Board of Trustees of the Acquiring Trust and set forth in the Acquiring Fund's then-current prospectus or statement of additional information, copies of which have been or will be delivered to the Acquired Fund prior to the Closing Date.

    Section 2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in Section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Acquiring Fund Shares shall be equal to the net asset value of a common share of the Acquired Fund.

    Section 2.3 The number of Acquiring Fund Shares to be issued in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to common shares of the Acquired Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share as determined in accordance with
Section 2.2. Such Acquiring Fund Shares shall be issued to the Acquired Fund only in Creation Unit Aggregations of 106,960 Acquiring Fund Shares, or in multiples thereof.

    Section 2.4 All computations of value hereunder shall be made by or under the direction of each Fund's respective pricing agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

Article 3. Closing and Closing Date

    Section 3.1 The Closing of the transactions contemplated by this Agreement shall be December 15, 2006, or such other date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m., Central time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

    Section 3.2 The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

    Section 3.3 The Acquired Fund shall cause PFPC Trust Company ("PFPC Trust Co."), custodian for the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall

                                   A-3

have been delivered in proper form to The Bank of New York ("BONY"), custodian for the Acquiring Fund, at or prior to the Closing Date and
(b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    Section 3.4 PFPC Inc. (or its designee) ("PFPC Inc."), as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund common shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or its nominee or otherwise provide satisfactory evidence of the transfer. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement. The cash to be transferred by the Acquiring Fund shall be delivered by wire transfer of federal funds or other immediately available funds on the Closing Date.

    Section 3.5 In the event that immediately prior to the Valuation Time
(a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the shares of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    Section 3.6 The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including without limitation the Acquired Fund's indemnification obligations to its trustees and officers.

Article 4. Representations and Warranties

    Section 4.1 The Acquired Fund represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

         (a) The Acquired Fund is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Fund's Declaration of Trust

                                   A-4

to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

         (b) The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the American Stock Exchange ("AMEX") and such as may be required by state securities laws;

         (d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result (i) in violation of Massachusetts law or of the Acquired Fund's Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

         (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the year ended May 31, 2006, have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on the Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                                   A-5


         (g) Since May 31, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per common share of the Acquired Fund due to declines in the market values of securities in the Acquired Fund's portfolio or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

         (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

         (j) All issued and outstanding common shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter's rights and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of PFPC Inc., as provided in Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund common shares, nor is there outstanding any security convertible into any of the Acquired Fund common shares;

         (k) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and valid title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

         (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Fund (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to

                                   A-6

bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including NASD, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (n) During the offering of the Acquired Fund's common shares, the prospectus and statement of additional information of the Acquired Fund conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

         (o) The Registration Statement referred to in Section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Trust on behalf of the Acquiring Fund for use therein.

    Section 4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

         (a) The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust's Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

         (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect, the Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder, and the Acquiring Trust (solely with respect to the Acquiring Fund) and the Acquiring Fund will at the Closing Date be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

                                   A-7


         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the AMEX and such as may be required by state securities laws;

         (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

         (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (f) Since October 6, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (f), a decline in net asset value per share of the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

         (g) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (h) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

         (i) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and

                                   A-8

on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter's rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

         (j) The Acquiring Fund Shares to be issued and delivered to the account of the Acquired Fund on the books of the Acquiring Fund, for the accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

         (k) At the Closing Date, the Acquiring Fund will have good and valid title to the Acquiring Fund's assets, free of any liens or other encumbrances;

         (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (n) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (o) The Registration Statement referred to in Section 5.7, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

                                  A-9


         (p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

Article 5. Covenants of the Acquiring Fund and the Acquired Fund

    Section 5.1 The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that, at Closing, when the Assets are transferred to the Acquiring Fund and added to the Acquiring Fund's portfolio, the resulting portfolio will meet, as closely as practicable, the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's prospectus, a copy of which has been or will be, at or prior to the Closing Date, delivered to the Acquired Fund.

    Section 5.2 Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    Section 5.3 The Acquired Fund covenants to call a meeting of the Acquired Fund shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein.

    Section 5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    Section 5.5 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund common shares.

    Section 5.6 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    Section 5.7 Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act a registration statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with

                                  A-10

information reasonably necessary for the preparation of a proxy statement which will be part of a prospectus of the Acquiring Fund, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    Section 5.8 The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    Section 5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

    Section 5.10 The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

    Section 5.11 As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

    Section 5.12 The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

    Section 5.13 The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Chapman and Cutler LLP to render the tax opinion contemplated herein in
Section 8.5.

    Section 5.14 At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

                                  A-11


Article 6. Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    Section 6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    Section 6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust's President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    Section 6.3 The Acquired Fund shall have received on the Closing Date opinions of Chapman and Cutler LLP and Bingham McCutchen LLP, as applicable, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

     (a) the Acquiring Trust has been formed and is legally existing as a Massachusetts business trust;

     (b) the Acquiring Trust has the power as a business trust to carry on its business as presently conducted in accordance with the description thereof in the Registration Statement referred to in Section 5.7;

     (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (d) the execution and delivery of the Agreement did not, and the issuance and delivery to the Acquired Fund of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's
Declaration of Trust or By-Laws; and

     (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by

                                  A-12

the Acquiring Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by either Chapman and Cutler LLP or Bingham McCutchen LLP, as the case may be, of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Fund.

    Section 6.4 The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    Section 6.5 The Acquiring Trust, on behalf of the Acquiring Fund, shall have entered into an investment management agreement calling for an annual fee of 0.50% of average daily net assets, and entered into an expense cap agreement with First Trust limiting the annual expenses of the Acquiring Fund to 0.70% for a two-year period commencing upon the Closing Date in a form reasonably satisfactory to the Acquired Fund.

Article 7. Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    Section 7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

    Section 7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    Section 7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Fund's President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    Section 7.4 The Acquiring Fund shall have received on the Closing Date opinions of Chapman and Cutler LLP and Bingham McCutchen LLP, as applicable, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

                                  A-13


     (a) the Acquired Fund has been formed and is legally existing as a Massachusetts business trust;

     (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund's registration statement under the 1940 Act;

     (c) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (d) the execution and delivery of the Agreement did not, and the transfer of the Assets to the Acquiring Fund in exchange for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Fund's Declaration of Trust or By-Laws; and

     (e) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Fund is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund, under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by either Chapman and Cutler LLP or Bingham McCutchen LLP, as the case may be, of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Fund.

    Section 7.5 The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

Article 8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

    Section 8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding common shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Declaration of Trust and By-Laws, applicable Massachusetts law, the rules of the AMEX and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

    Section 8.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or

                                   A-14

obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    Section 8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities and the AMEX deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    Section 8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    Section 8.5 The parties shall have received an opinion of Chapman and Cutler LLP addressed to each of the Acquiring Fund and the Acquired
Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the Reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund;
(vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the Reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the Reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund; and (ix) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. The delivery of such opinion is conditioned upon receipt by Chapman and Cutler LLP of representations it shall request of each of

                                  A-15

the Acquiring Trust and Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

    Section 8.6 The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to Section 1.4).

Article 9. Indemnification

    Section 9.1 The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    Section 9.2 The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

Article 10.  Fees and Expenses

    Section 10.1 Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Fund represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

    Section 10.2 First Trust will bear the normal expenses associated with the Reorganization. The Acquired Fund will bear any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, if any, as designated by the Acquiring Fund, in anticipation of the Reorganization, and any extraordinary expenses associated with the Reorganization.

Article 11.  Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

Article 12.  Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before January 31, 2007, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have

                                  A-16

materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except under
Section 10.2 and except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

Article 13.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to Section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

Article 14.  Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund and the Acquiring Fund, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attn: W. Scott Jardine, with a copy to Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, Attn: Eric F. Fess, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

Article 15.  Headings; Counterparts; Assignment; Limitation of Liability

    Section 15.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    Section 15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    Section 15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    Section 15.4 Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquiring Fund shall constitute the obligations, agreements, representations and warranties of the Acquiring Fund only (the "Obligated Fund"), and in no event shall any other series of the Acquiring Trust or the assets of any such series be held liable

                                  A-17

with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein. All parties hereto are expressly put on notice of each of the Acquired Fund and the Acquiring Trust's Declaration of Trust and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement is executed on behalf of each of the Acquired Fund and the Acquiring Trust, on behalf of the Acquiring Fund, by each of the Acquired Fund's and Acquiring Trust's officers as officers and not individually and the obligations imposed upon each of the Acquired Fund and the Acquiring Trust by this Agreement are not binding upon any of the Acquired Fund or the Acquiring Trust's Trustees, officers or shareholders individually but are binding only upon the assets and property of the respective Funds, and persons dealing with the Funds must look solely to the assets of the respective Funds and those assets belonging to the subject Fund, for the enforcement of any claims.

     Section 15.5 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

               [Remainder of page left intentionally blank.
                        Signature page follows.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first referenced above by an authorized officer and attested by its Secretary or Assistant Secretary.

Attest: FIRST TRUST EXCHANGE-TRADED FUND, on behalf of First Trust Value Line(R) Dividend Index Fund

/s/ W. Scott Jardine              /s/ James A. Bowen
----------------------------      ----------------------------------------
Secretary                         By:  James A. Bowen
                                  Its: President


Attest:                           FIRST TRUST VALUE LINE(R) DIVIDEND FUND

/s/ W. Scott Jardine              /s/ James A. Bowen
----------------------------      ----------------------------------------
Secretary                         By:  James A. Bowen
                                  Its: President


Attest:                          FIRST TRUST ADVISORS L.P.
                                 (for purposes of Section 10.2 only)

/s/ W. Scott Jardine              /s/ James A. Bowen
----------------------------      ----------------------------------------
Secretary                         By:  James A. Bowen
                                  Its: President


                                  A-19


                   This page intentionally left blank.

                                EXHIBIT B

                    FURTHER DISCLOSURE REGARDING FVD

Per Share Price Data. For FVD, the following table sets forth, on a quarterly basis, the high and low net asset values of the shares, the high and low sales prices of the shares, and the high and low discount/premium to net asset value for the periods indicated.

                                                                                                   Premium
                                                                                              (Discount) as % of
                                                 Market Price          Net Asset Value          Net Asset Value
                                             -------------------     -------------------     ---------------------
Period (Calendar Year)                         High        Low         High        Low         High          Low
2006
  First Quarter                               $14.78     $14.00       $16.83     $16.15       (10.80%)     (13.42%)
  Second Quarter                               15.07      14.08        17.00      16.18        (9.16%)     (14.72%)
  Third Quarter                                16.94      14.65        17.47      16.34        (2.71%)     (10.34%)
  Fourth Quarter (through October 6, 2006)     17.02      16.79        17.49      17.28        (2.31%)      (2.84%)
2005
  First Quarter                               $15.11     $14.15       $17.37     $16.51       (10.80%)     (15.06%)
  Second Quarter                               14.83      14.04        17.58      16.49       (14.43%)     (16.21%)
  Third Quarter                                15.26      14.72        18.14      17.44       (14.89%)     (16.24%)
  Fourth Quarter                               15.66      13.88        18.03      15.92       (12.44%)     (15.86%)
2004
  First Quarter                               $14.84     $14.13       $16.40     $15.60        (6.17%)     (10.98%)
  Second Quarter                               14.60      13.00        16.39      15.39        (9.07%)     (16.13%)
  Third Quarter                                14.65      13.74        16.82      15.94       (12.33%)     (14.64%)
  Fourth Quarter                               15.48      14.35        17.99      16.64        (9.92%)     (14.46%)
2003
  Third Quarter (Fund inception
      August 27, 2003)                        $15.04     $14.00       $14.52     $14.23         5.25%       (1.82%)
  Fourth Quarter                               14.65      13.58        15.68      14.51        (0.34%)      (9.63%)

FVD's common shares have historically traded at an amount less than their net asset value.

As of October 6, 2006, FVD's net asset value was $17.43 per share, and the closing price of its shares on the AMEX was $16.97 per share (reflecting a 2.64% discount). Recently FVD's market discount has narrowed. Management believes that this is attributable to market activity following the announcement of the proposed Reorganization. Should the Reorganization not occur, the discount at which FVD's shares have tended to trade is likely to return to more typical levels. The discount level of FVD shares at the time of the Reorganization cannot be predicted.

                                   B-1


                   This page intentionally left blank.

                               APPENDIX I

                   CURRENT FUND PROSPECTUS FOR FVD ETF



[GRAPHIC OMITTED]               [LOGO OMITTED]            FIRST TRUST
                                                          ADVISORS L.P.

                        First Trust Value Line(R)
                           Dividend Index Fund

                               PROSPECTUS

                            October 13, 2006

First Trust Value Line(R) Dividend Index Fund (the "Fund") is a series of a registered management investment company that is offering its shares (the "Shares") through this Prospectus. Unlike many investment companies, the Fund has applied to list the Shares on the American Stock Exchange. Accordingly, the market prices for the Shares may be different from their net asset value. The Fund will normally issue and redeem the Shares only in large blocks consisting of 50,000 Shares ("Creation Units"). Generally, Creation Units are issued and redeemed principally in-kind for securities included in the Value Line(R) Dividend Index.

Except when aggregated in Creation Units, the Shares are exchange-listed and are not redeemable securities of the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

                   NOT FDIC INSURED. MAY LOSE VALUE.

                           NO BANK GUARANTEE.

                            Table of Contents

Introduction-First Trust Value Line(R) Dividend Index Fund       3
Who Should Invest in the Fund                                    3
Tax Efficient Product Structure                                  3
Investment Objective, Strategies and Risks                       3
Additional Investment Strategies                                 7
Additional Risks of Investing in the Fund                        8
Fund Organization                                                9
Management of the Fund                                           9
How to Buy and Sell Shares                                      10
Creations, Redemptions and Transaction Fees                     11
Dividends, Distributions and Taxes                              13
Federal Tax Matters                                             13
Distribution Plan                                               15
Net Asset Value                                                 16
Fund Service Providers                                          17
Disclaimers                                                     17
Additional Index Information                                    18
Other Information                                               19

                              Introduction-
              First Trust Value Line(R) Dividend Index Fund

The Fund is a series of the First Trust Exchange-Traded Fund (the "Trust"), an investment company and an exchange-traded "index fund." The investment objective of the Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). First Trust Advisors L.P. ("First Trust") is the investment adviser for the Fund.

The Shares are expected to list and trade on the American Stock Exchange ("AMEX"), under the ticker symbol "FVD," at market prices that may differ to some degree from the net asset value ("NAV") of the Shares. Unlike conventional mutual funds, the Fund normally issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks consisting of 50,000 Shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

                      Who Should Invest in the Fund

The Fund is designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in the Index. The Fund may be suitable for long-term investment in the market represented by the Index and may also be used as an asset allocation tool or as a speculative trading instrument.

                     Tax Efficient Product Structure

Unlike many conventional mutual funds, the Shares are traded throughout the day on the AMEX whereas mutual funds are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on the AMEX on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

               Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index.

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. First Trust will seek to match the performance of the Index (before the Fund's fees and expenses). The Index is designed to objectively identify and select those stocks from the universe of stocks of which Value Line, Inc.(R) ("Value Line(R)") gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above average dividends and capital appreciation.

The Fund, using an "indexing" investment approach, attempts to replicate, before expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.

Index Construction

The Index is a modified equal-dollar weighted index comprised of U.S. exchange-listed securities of companies that pay above-average dividends and have potential for capital appreciation. The inception date of the Index was July 3, 2006. On July 26, 2006, there were 180 stocks that comprised the Index.

The Index begins with the universe of stocks that Value Line(R) gives a Safety(TM) Ranking of #1 or #2 using the Value Line(R) Safety(TM) Ranking System. All registered investment companies, limited partnerships and foreign securities not listed in the U.S. are removed from this universe. From those stocks, Value Line(R) selects those companies with a higher than average dividend yield, as compared to the indicated dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Value Line(R) then eliminates those companies with an equity market capitalization of less than $1 billion. When the Index is initially configured or reconfigured (as noted below), the Index seeks to be equally weighted in each of the securities in the Index.

After the initial selection of securities, the Index is rebalanced on the application of the above model on a monthly basis. The Index divisor was initially determined to yield a benchmark value of 1,000.00 at the close of trading on July 3, 2006. The holdings of the Fund and the composition and compilation methodology of the Index will be available on the Fund's website at www.ftportfolios.com. Value Line(R)'s updated rankings are released weekly on its website at www.valueline.com.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The Fund's Shares will change in value, and loss of money is a risk of investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. The following specific risk factors have been identified as the principal risks of investing in the Fund.

Market Risk. One of the principal risks of investing in the Fund is market risk. Market risk is the risk that a particular stock owned by the Fund, Fund Shares or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Index Tracking Risk. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in the value of the Index.

Non-Correlation Risk. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or invests in futures or other derivative positions, its return may not correlate as well with the return of the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between the Fund's performance and the performance of the Index, there can be no assurance that the Fund will be able to achieve such a correlation. Accordingly, the Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of the Index.

Replication Management Risk. The Fund is also exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result of this policy, the Fund would generally not sell a stock because the stock's issuer was in financial trouble, unless that stock is removed or is anticipated to be removed from the Index.

Small-Cap and Mid-Cap Company Risk. The Fund may invest in small capitalization and mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established.

Concentration Risk. The Fund will be concentrated in the securities of a given industry if the Index is concentrated in such industry. A concentration makes the Fund more susceptible to any single occurrence affecting the industry or sector and may subject the Fund to greater market risk than more diversified funds.

Intellectual Property Risk. The Fund relies on a license from Value Line(R) that permits the Fund to use Value Line(R)'s Index and associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Fund. Such license may be terminated by the licensor, and as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that Value Line(R) has all rights to license the Intellectual Property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or Value Line(R) does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

See "Additional Risks of Investing in the Fund" for additional information regarding risks.

How the Fund Has Performed

The Fund has not yet commenced operations and, therefore, does not have a performance history.

What Are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(1)

Shareholder Transaction Expenses(2)(3)
   (Fees paid directly from your investments)                      None*
Annual Fund Operating Expenses(4)
   (Expenses that are deducted from the Fund's assets)
      Management Fees                                               0.50%
      Distribution and Service (12b-1) Fees(5)                      0.00%
      Other Expenses                                                0.27%
      Total Annual Fund Operating Expenses                          0.77%
      Fee Waivers and Expense Reimbursement(6)                      0.07%

Net Annual Fund Operating Expenses                                  0.70%

--------------------

(1) The Fund had not fully commenced operations as of the date of this Prospectus. The "Other Expenses" listed in the table are estimates based on the expenses the Fund expects to incur for an annual period or on an annual basis.

(2) When buying or selling exchange-traded Shares through a broker, you will incur customary brokerage commissions and charges.

(3) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500, as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee (i.e., up to $2,000) will be charged.

(4)  Expressed as a percentage of average net assets.

(5) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and the Fund does not currently anticipate paying 12b-1 fees.

(6) First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average net assets per year (the "Expense Cap"), at least until two years after the initial issuance of Fund Shares. Expenses borne by First Trust are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*    See "Creation Transaction Fees and Redemption Transaction Fees" below.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then you retain the Shares or sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

                 1 Year              3 Years
                   $72                $234

Creation Transaction Fees and Redemption Transaction Fees

The Fund normally issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements, called "Authorized Participants" ("APs"), can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). Normally, the value of a Creation Unit as of the first creation of such Creation Unit was approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee of $500 for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000 and a 5% return each year, assuming that the Fund's operating expenses remain the same, and assuming brokerage costs are not included, the total costs would be $8,175 if the Creation Unit is redeemed after one year and $24,410 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee (i.e., up to $2,000) may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

                    Additional Investment Strategies

The investment objective of the Fund is a fundamental policy that may be changed only with shareholder approval. Each of the other policies described herein constitutes a non-fundamental policy that may be changed by the Board of Trustees without shareholder approval. Certain other fundamental policies of the Fund are set forth in the Statement of Additional Information ("SAI") under "Investment Objective and Policies."

Equity Securities

The Fund invests primarily in equity securities of U.S. issuers.
Eligible equity securities include common stocks and warrants to purchase common stocks. In addition, the Fund may invest in equity securities of foreign issuers listed on any national exchange, including depositary receipts that represent foreign common stocks deposited with a custodian.

Short-Term Investments

The Fund may invest in cash equivalents or other short-term investments including, U.S. government securities, commercial paper, repurchase agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the SAI.

Futures and Options

The Fund may use various investment strategies designed to hedge against changes in the values of securities the Fund owns or expects to purchase or to hedge against interest rate or currency exchange rate changes. The securities used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.

Delayed Delivery Securities

The Fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.

Disclosure of Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI.

                Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following risks.

Trading Issues

Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value

The net asset value of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the AMEX. First Trust cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of Shares should not be sustained.

Inflation

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Investment Strategy

The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations. This policy may subject investors to greater market risk than other mutual funds.

                            Fund Organization

The Fund is a series of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is treated as a separate mutual fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. Its Board of Trustees (the "Board") is responsible for its overall management and direction. The Board elects the Trust's officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent.

                         Management of the Fund

First Trust Advisors L.P. ("First Trust"), 1001 Warrenville Road, Lisle, Illinois 60532, is the investment adviser to the Fund. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the portfolio.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board of Trustees of the Trust.

First Trust serves as adviser or sub adviser for 24 mutual fund portfolios, ten exchange-traded fund portfolios and 14 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 1001 Warrenville Road, Lisle, Illinois 60532. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the Fund's Shares.

There is no one individual primarily responsible for portfolio management decisions for the Fund. Investments are made under the direction of a committee (the "Investment Committee"). The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland. Mr. Lindquist rejoined First Trust in April 2004 after serving as Chief Operating Officer of Mina Capital Management LLC from January 2004 to April 2004 and Samaritan Asset Management LLC from 2000 to 2003 and is a Senior Vice President of First Trust and FTP. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund's investment strategies. Mr. Carey is the Chief Investment Officer and Senior Vice President of First Trust and Senior Vice President of FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Mr. Testin is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Testin was an analyst for Dolan Capital Management. Mr. Testin is the head of First Trust's Portfolio Management Group. Mr. Ueland has been a Vice President of First Trust and FTP since August 2005. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust. Before joining First Trust, Mr. Ueland was vice president of sales at BondWave LLC from May 2004 through August 2005, an account executive for Mina Capital Management LLC and Samaritan Asset Management LLC from January 2003 through May 2004, and a sales consultant at Oracle Corporation from January 1997 through January 2003. For additional information concerning First Trust, including a description of the services provided to the Fund, see the Fund's SAI. In addition, the SAI provides additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of securities in the Fund.

First Trust will receive fees from the Fund equal to 0.50% of the Fund's average daily net assets. A discussion regarding the approval of the Investment Management Agreement will be available in the Fund's annual report to Shareholders for the fiscal year ending December 31, 2006.

The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to the Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets per year, at least until two years after the initial issuance of Fund Shares. Expenses borne by First Trust are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

                       How to Buy and Sell Shares

Shares will be issued or redeemed by the Fund at net asset value per Share only in Creation Unit size. See "Creations, Redemptions and
Transaction Fees."

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, you may receive less than the net asset value of the Shares, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund will trade under the AMEX symbol "FVD." Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book-entry form, which means that no Share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all

Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of Share certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of the Fund on the AMEX may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The AMEX intends to disseminate the approximate value of Shares of the Fund every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of the Fund's Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its Shares at net asset value per Share for a basket of securities intended to mirror the Fund's portfolio, plus a small amount of cash, and the Fund's Shares may be purchased and sold on the AMEX at prevailing market prices. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by the Fund's shareholders and (b) any attempts to market time the Fund by shareholders would not be expected to negatively impact the Fund or its shareholders.

               Creations, Redemptions and Transaction Fees

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Purchase

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Fund's Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation ("NSCC"), immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the net asset value of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through an AP which is either
(i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and the transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed creation transaction fee of $500 (the "Creation Transaction Fee") is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee (i.e., up to $2,000) may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Redemption

The Fund's custodian makes available immediately prior to the opening of business each day of the AMEX, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the net asset value of Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the net asset value of Shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the AMEX (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing net asset value per Share. In the case of custom orders, as further described in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.

A fixed redemption transaction fee of $500 (the "Redemption Transaction Fee") is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. A variable charge of up to four times the Redemption Transaction Fee (i.e., up to $2,000) may be charged to approximate additional expenses incurred by the Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

                   Dividends, Distributions and Taxes

Dividends from net investment income, if any, are declared and paid quarterly. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Such Shares will generally be reinvested by the broker based upon the market price of those Shares and investors may be subject to brokerage commissions charged by the broker.

                           Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status

The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

Sale of Shares

If you sell your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes on Purchase and Redemption of Creation Units

If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the Cash Component paid. If you exchange Creation Units for equity securities you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Deductibility of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

Foreign Tax Credit

If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

                            Distribution Plan

FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in Shares.

The Board of Trustees has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

                             Net Asset Value

The Fund's NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for the Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the net asset value per Share. All valuations are subject to review by the Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets are generally valued as set forth below. Common stocks and other equity securities listed on any national or foreign exchange or on NASDAQ will be valued at the last sale price for all exchanges other than NASDAQ, and the official closing price for NASDAQ, on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation day, securities traded principally on an exchange or on NASDAQ will be valued at the mean between the most recent bid and ask prices. Equity securities traded in the over-the-counter market are valued at their closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis. The value of any portfolio security held by a Fund for which reliable market quotations are not readily available or if a valuation is deemed inappropriate will be determined by the Board of Trustees or its designee in a manner that most fairly reflects the fair market value of the security on the valuation date.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in the prices used by the Fund differing from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.

                         Fund Service Providers

The Bank of New York is the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund.

First Trust has entered into an agreement with AMEX pursuant to which AMEX will serve as the calculation agent for the Index. As the calculation agent, AMEX will be responsible for the management of the day-to-day operations of the Index on behalf of Value Line(R), including calculating the value of the Index every 15 seconds, widely disseminating the Index value every 15 seconds and tracking corporate actions resulting in Index adjustments.

                               Disclaimers

First Trust does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity, from the use of the Index or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.


"Value Line(R)" and "Value Line(R) Dividend Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Dividend Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.


VALUE LINE PUBLISHING, INC.'S ("VLPI") ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") IS VLPI'S LICENSING TO FTA OF CERTAIN VLPI TRADEMARKS AND TRADE NAMES AND THE VALUE LINE DIVIDEND INDEX (THE "INDEX"), WHICH ARE COMPOSED BY VLPI WITHOUT REGARD TO FTA, THE FIRST TRUST VALUE LINE DIVIDEND INDEX FUND PRODUCT OR ANY INVESTOR. VLPI HAS NO OBLIGATION TO TAKE THE NEEDS OF FTA OR ANY INVESTOR IN THE PRODUCT INTO CONSIDERATION IN COMPOSING THE INDEX. THE PRODUCT RESULTS MAY DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEX. VLPI IS NOT RESPONSIBLE FOR HOW FTA MAKES USE OF INFORMATION SUPPLIED BY VLPI. VLPI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCT OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCT OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCT IS TO BE CONVERTED INTO CASH. VLPI MAKES NO WARRANTY CONCERNING THE INDEX, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEX OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT

THE INDEX WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE INDEX OR PRODUCT. VLPI HAS NO OBLIGATION OR LIABILITY
(I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEX OR THE PRODUCT.

"VALUE LINE" IS A REGISTERED TRADEMARK OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT IS LICENSED TO FTA. THE FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND PRODUCT IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC., VALUE LINE SECURITIES, INC. OR ANY OF THEIR AFFILIATES. FTA IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.

                      Additional Index Information

Daily historical Index values are calculated by AMEX. The Index includes the universe of stocks that Value Line(R) gives a Safety(TM) Ranking of #1 or #2 using the Value Line(R) Safety(TM) Ranking System. Value
Line(R)'s updated rankings are released every Monday morning on its website at www.valueline.com.

The Value Line(R) Safety(TM) Ranking System

The Value Line(R) Safety(TM) Ranking System was introduced in its present form in the mid-1960s. Each week Value Line(R) assigns a Safety(TM) rank to each of the approximately 1,700 stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank measures the total risk of a stock relative to the other stocks in the Value Line(R) universe. According to information published by Value Line(R), the Value Line(R) Safety(TM) rank is determined as follows: the Value Line(R) Safety(TM) rank is derived from two equally weighted measurements, a stock's Price Stability rank and the Financial Strength rating of a company, each of which as determined by Value Line(R).

Value Line(R) measures the volatility of each of the stocks in the Value Line(R) universe through means of its Price Stability score. A stock's Price Stability score is based on a ranking of the standard deviation of weekly percent changes in the price of a stock over the last five years. Standard deviation is the measure of dispersion of historical returns around a mean rate of return, and a lower standard deviation indicates less volatility. To determine standard deviation, each week Value Line(R) compares the common stock prices of each of the companies in the Value Line(R) universe to their prices as of the previous week. Value Line(R) performs this calculation for each weekly period over the previous five years and based on these calculations determines the standard deviation over this five year period of each stock in the Value Line(R) universe. Based on the standard deviations scores, Value Line(R) places each of the companies in the Value Line(R) universe into 20 separate groups consisting of an approximately equal number of companies. Value Line(R) reports Price Stability on a scale of 100 (highest) to 5 (lowest) in increments of 5. Stocks which receive a Price Stability rank of 100 by Value Line(R) represent the 5% of the companies in the Value Line(R) universe with the lowest standard deviation, whereas stocks which receive a Price Stability rank of 5 represent the 5% of the companies in the Value Line(R) universe with the highest standard deviation.

A company's Financial Strength rating is Value Line(R)'s measure of the company's financial condition, and is reported on a scale of A++ (highest) to C (lowest). According to Value Line(R), it looks at a number of balance sheet and income statement factors in assigning the Financial Strength ratings. These include, but are not limited to, a company's long-term debt to total capital ratio, short-term debt, the amount of cash on hand, the level of net income, the level and growth of sales over time, and the consistency of sales, profits and returns on capital and equity over an extended timeframe. Value Line(R) also looks at the type of industry a company is in, a company's position and performance within an industry, and the cyclical nature of an industry. Finally, Value Line(R) considers a company's share price movement. According to Value Line(R), sharp declines in price in a short period of time (especially in a relatively stable equity market environment) can signal a future financial reversal while a rising stock price with no takeover news may be a sign of improving fundamentals. Based upon the foregoing, Value Line(R) assigns the highest Financial Strength scores to what Value Line(R) determines to be the largest companies with the strongest balance sheets.

Value Line(R) assigns Safety(TM) ranks on a scale from 1 (safest) to 5 (riskiest). The number of stocks in each category from 1 to 5 is not fixed. According to information published by Value Line(R), stocks ranked #1 (Highest) for Safety(TM), as a group, are (in Value Line(R)'s opinion) the safest, most stable, and least risky investments relative to the Value Line(R) universe, which accounts for about 95% of the market volume of all stocks in the U.S., and stocks ranked #2 (Above Average) for Safety(TM), as a group, are safer and less risky than most.

Value Line,(R) Inc., founded in 1931, is known for The Value Line Investment Survey,(R) a widely used independent investment service. The Value Line Investment Survey(R) is a comprehensive source of information, covering approximately 1,700 stocks, more than 90 industries, the overall stock market and the economy. According to information published by Value Line,(R) when selecting stocks for the Value Line(R) Investment Survey, Value Line(R)'s stated primary goal is to choose issues that will be of most interest to their subscribers. In this regard, Value Line(R) has stated that it looks for actively traded stocks, with reasonably large market capitalizations. Value Line(R) has stated that it also attempts to provide broad industry coverage and will add stocks in industries that they think are underrepresented or that are in new industries that they have not previously followed. According to information published by Value Line,(R) the companies selected for the Value Line(R) Investment Survey are chosen based on the following criteria: (i) market capitalization should be at least $400 million;
(ii) the stock should trade for at least $10 per share at the time of selection; (iii) the stock's float must be more than 10 million shares.

The Fund expects to make changes to its portfolio shortly after changes to the Index are released to the public. Investors will be able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that Value Line(R) no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board of Trustees will seek to engage a replacement index. However, if that proves to be impracticable, the Board of Trustees will take whatever action it deems to be in the best interests of the Fund. The Board of Trustees will also take whatever action it deems to be in the best interests of the Fund if the Fund's Shares are delisted.

                            Other Information

For purposes of the 1940 Act, the Fund is treated as a registered investment company and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.

Continuous Offering

The Fund will issue, on a continuous offering basis, its Shares in one or more groups of a fixed number of Fund Shares (each such group of such specified number of individual Fund Shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of the Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that the prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

For More Information

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. The Fund's most recent SAI and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial adviser. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other Fund information, including the Codes of Ethics adopted by First Trust, FTP and the Fund, directly from the Securities and Exchange Commission. Information on the Securities and Exchange Commission's website is free of charge. Visit the Securities and Exchange Commission's on-line EDGAR database at http://www.sec.gov or in person at the Securities and Exchange Commission's Public Reference Room in Washington, DC, or call the Securities and Exchange

Commission at (202) 551-5850 for information on the Public Reference Room. You may also request Fund information by writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by sending an electronic request, along with a duplication fee to publicinfo@sec.gov.

[GRAPHIC OMITTED]                           FIRST TRUST VALUE LINE(R)
                                               DIVIDEND INDEX FUND






                          1001 Warrenville Road
                                Suite 300
                          Lisle, Illinois 60532
                             (800) 621-1675
                          www.ftportfolios.com




                                                   SEC File #: 333-125751
                                                                811-21774


Back Cover

                   This page intentionally left blank.

                   This page intentionally left blank.

                        FIRST TRUST VALUE LINE(R)
                           DIVIDEND INDEX FUND,
                               A SERIES OF
                     FIRST TRUST EXCHANGE-TRADED FUND
                     1001 WARRENVILLE ROAD, SUITE 300
                          LISLE, ILLINOIS 60532
                        TELEPHONE: (630) 241-4141

                   STATEMENT OF ADDITIONAL INFORMATION

FUND


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated October 17, 2006 of First Trust Value Line(R) Dividend Index Fund (the "Fund") for use in connection with the Special Meeting of Shareholders (the "Special Meeting") of First Trust Value Line(R) Dividend Fund, to be held on December 11, 2006. At the Special Meeting, shareholders of First Trust Value Line(R) Dividend Fund will be asked to approve the reorganization of First Trust Value Line(R) Dividend Fund, a closed-end fund, with and into the Fund, a series of First Trust Exchange-Traded Fund (the "Reorganization") as described in the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing the Fund at the address shown above or by calling 1-800-988-5891.


Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

A Statement of Additional Information for the Fund dated October 13, 2006 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference. Financial statements of First Trust Value Line(R) Dividend Fund for its most recent fiscal year are attached hereto as Appendix II and are incorporated herein by this reference.


The date of this Statement of Additional Information is October 17, 2006.

                            TABLE OF CONTENTS

Fund History                                                    1
Description of the Fund and Its Investments and Risks           1
Management of the Fund                                          1
Control Persons and Principal Holders of Securities             1
Investment Advisory and Other Services                          1
Portfolio Managers                                              1
Brokerage Allocation and Other Practices                        2
Capital Stock and Other Securities                              2
Purchase, Redemption and Pricing of Shares                      2
Taxation of the Fund                                            2
Underwriters                                                    2
Financial Statements                                            2

   Appendix I  -  First Trust Value Line(R) Dividend Index Fund
                  Statement of Additional Information dated
                  October 13, 2006.

   Appendix II -  First Trust Value Line(R) Dividend Fund Financial
                  Statements dated  May 31, 2006 as
                  included in the Fund's Annual Report.
                  Only the financial statements included therein shall be incorporated by reference.

FUND HISTORY

This Statement of Additional Information relates to First Trust Value Line(R) Dividend Index Fund, a series of First Trust Exchange-Traded Fund. The Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). For further information concerning the Fund in general see the headings "General Description of the Trust and the Funds" in the Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

For a discussion of the Fund's investment objectives and techniques and related investment policies, see heading "Investment Objective and Policies" in the Fund's Statement of Additional Information attached hereto as Appendix I. For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Fund's Board of Trustees, see heading "Investment Objective and Policies" in the Fund's Statement of Additional Information attached hereto as Appendix I.

MANAGEMENT OF THE FUND

For a disclosure of the names and a brief occupational biography of each of the Fund's trustees and officers, identifying those who are interested persons of the Fund, see heading "Funds Management" in the Fund's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a discussion of the persons who control the Fund, persons who own beneficially 5% or more of the Fund's outstanding equity securities and percentage of the Fund's equity securities owned by all officers, directors, and members of any advisory board of the Fund as a group, see heading "Control Persons and Principal Holders of Securities" in the Fund's Statement of Additional Information attached hereto as Appendix I.

INVESTMENT ADVISORY AND OTHER SERVICES


For a discussion of the Fund's advisory and management-related services agreements and plans of distribution, see headings "Funds Management" and "Custodian, Distributor, Transfer Agent, Fund Accounting Agent, Index Provider and Exchange," in the Fund's Statement of Additional Information attached hereto as Appendix I.


PORTFOLIO MANAGERS

For a discussion of Portfolio Managers' management activities, compensation and ownership of securities in the Fund, see heading "Funds Management" in the Fund's Statement of Additional Information attached hereto as Appendix I.

BROKERAGE ALLOCATION AND OTHER PRACTICES

For a discussion of the Fund's brokerage policy, see heading "Creation and Redemption of Creation Unit Aggregations" in the Fund's Statement of Additional Information attached hereto as Appendix I.

CAPITAL STOCK AND OTHER SECURITIES

For a discussion of the Fund's authorized securities and the characteristics of the Fund's shares of beneficial interest, see headings "General Description of the Trust and the Funds" and "Additional Information" in the Fund's Statement of Additional Information attached hereto as Appendix I.

PURCHASE, REDEMPTION AND PRICING OF SHARES


For a description of the purchase and redemption procedures for the Fund's shares and a discussion of the Fund's valuation and pricing procedures, see headings "Creation and Redemption of Creation Unit Aggregations" and "Determination of NAV" in the Fund's Statement of Additional Information attached hereto as Appendix I.


TAXATION OF THE FUND

For a discussion of any tax information relating to ownership of the Fund's shares, see heading "Federal Tax Matters" in the Fund's Statement of Additional Information attached hereto as Appendix I.

UNDERWRITERS


For a discussion of the Fund's underwriters, see heading "Custodian, Distributor, Transfer Agent, Fund Accounting Agent, Index Provider and Exchange" in the Fund's Statement of Additional Information attached hereto as Appendix I.


FINANCIAL STATEMENTS

Financial information is not presented for the Fund, as the Fund currently has no material assets and will not commence a public offering of its shares until the Reorganization has been consummated. Audited financial statements for First Trust Value Line(R) Dividend Fund for its most recent fiscal year, and the report thereon by Deloitte & Touche LLP, independent auditors, are attached hereto as Appendix II and are incorporated by reference herein. Pro forma financial statements are not presented as First Trust Value Line(R) Dividend Fund is being reorganized with and into the newly created Fund, which does not have material assets or liabilities.



Appendix I - First Trust Value Line(R) Dividend Index Fund Statement of Additional Information dated October 13, 2006.

                       STATEMENT OF ADDITIONAL INFORMATION

                    INVESTMENT COMPANY ACT FILE NO. 811-21774
                        FIRST TRUST EXCHANGE-TRADED FUND
             FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
                  FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

                             DATED OCTOBER 13, 2006

         This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated October 13, 2006 (the "Prospectus") for the First Trust Value Line(R) Equity Allocation Index Fund and First Trust Value Line(R) Dividend Index Fund, each a series of the First Trust Exchange-Traded Fund (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, First Trust Portfolios L.P., 1001 Warrenville Road, Lisle, Illinois 60532 or by calling toll free at
(800) 621-1675.

                                TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS.................................1
EXCHANGE LISTING AND TRADING...................................................2
INVESTMENT OBJECTIVE AND POLICIES..............................................3
INVESTMENT STRATEGIES..........................................................4
SUBLICENSE AGREEMENT..........................................................14
INVESTMENT RISKS..............................................................14
FUNDS MANAGEMENT..............................................................18
CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING AGENT, INDEX
   PROVIDER AND EXCHANGE......................................................29
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................32
ADDITIONAL INFORMATION........................................................32
PROXY VOTING POLICIES AND PROCEDURES..........................................33
CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS.........................34
FEDERAL TAX MATTERS...........................................................44
DETERMINATION OF NAV..........................................................50
DIVIDENDS AND DISTRIBUTIONS...................................................51
MISCELLANEOUS INFORMATION.....................................................52

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

         The Trust was organized as a Massachusetts business trust on August 8, 2003 and is authorized to issue an unlimited number of shares in one or more series or "Funds." The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers Shares in ten series, including the First Trust Value Line(R) Equity Allocation Index Fund and First Trust Value Line(R) Dividend Index Fund (each, the "Fund," and together the "Funds"), each a diversified series. This Statement of Additional Information relates only to the Funds. The shares of the Funds are referred to herein as "Shares" or "Fund Shares." Each series of the Trust represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

         The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Board of Trustees.

         The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

         Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter.

         The Trust's Declaration of Trust provides that by becoming a shareholder of the Funds, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to each Fund, and ownership of Fund Shares may be disclosed by a Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem Shares held by any shareholder for any reason under terms set by the Trustees. The Trust's Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to such Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

         The Trust is not required and does not intend to hold annual meetings of shareholders.

         Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.

         The Funds are managed by First Trust Advisors L.P. (the "Adviser" or "First Trust").

         The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities (the "Deposit Securities") included in the Index (as hereinafter defined), together with the deposit of a specified cash payment (the "Cash Component"). The Shares have been approved for listing and secondary trading on the American Stock Exchange (the "AMEX") subject to notice of issuance. Fund Shares will trade on the AMEX at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Normally, Creation Units are aggregations of 50,000 Shares.

         The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares, although it has no current intention of doing so. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

         There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of a Fund will continue to be met. The AMEX may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of a Fund for 30 or more consecutive trading days; (ii) the value of the Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The AMEX will remove the Shares of a Fund from listing and trading upon termination of such Fund.

         As in the case of other stocks traded on the AMEX, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

         The Funds reserve the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

         The Prospectus describes the investment objective and policies of each Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Funds.

         The Funds are also subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities of a Fund:

                   (1) A Fund may not issue senior securities, except as permitted under the 1940 Act.

                   (2) A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).

                   (3) A Fund will not underwrite the securities of other issuers except to the extent a Fund may be considered an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio securities.

                   (4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

                   (5) A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of a Fund's total assets.

                   (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

                   (7) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

                   (8) Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Index that a Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

         The foregoing fundamental policies of the Funds may not be changed without the affirmative vote of the majority of the outstanding voting securities of each Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of a Fund vote for the approval of such matter, notwithstanding that (1) such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series affected by such matter, and (2) such matter has not been approved by the vote of a majority of the outstanding voting securities.

         In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies which may be changed by the Board of Trustees.

                              INVESTMENT STRATEGIES


         Under normal circumstances, each Fund will invest at least 90% of its total assets in common stocks that comprise either the Value Line(R) Equity Allocation Index or the Value Line(R) Dividend Index (each, the "Index," and together, the "Indices"), respectively. Funds' Shareholders are entitled to 60 days' notice prior to any change in this non-fundamental investment policy.


TYPES OF INVESTMENTS

         Warrants: A Fund may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

         Delayed-Delivery Transactions: A Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

         A Fund will earmark or maintain in a segregated account cash, U.S. Government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Illiquid Securities: A Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, as amended, but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of a Fund's net assets. The Board of Trustees or its delegates has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed First Trust to look to factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, a Fund will take such steps as is deemed advisable, if any, to protect liquidity.

         Money Market Funds: A Fund may invest in shares of money market funds to the extent permitted by the 1940 Act.

         Temporary Investments: A Fund may, without limit as to percentage of assets, purchase U.S. Government securities or short-term debt securities to keep cash on hand fully invested or for temporary defensive purposes. Short-term debt securities are securities from issuers having a long-term debt rating of at least A or higher by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") and having a maturity of one year or less.

         Short-term debt securities are defined to include, without limitation, the following:

                   (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) Fannie Mae, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

                   (2) Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore certificates of deposit purchased by a Fund may not be fully insured.

                   (3) Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                   (4) Repurchase agreements, which involve purchases of debt securities. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. The period of these repurchase agreements will usually be short, from overnight to one week. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which a Fund may invest. In addition, a Fund may only enter into repurchase agreements where the market value of the purchased securities/collateral equals at least 100% of principal including accrued interest and is marked-to-market daily. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. A Fund, however, intends to enter into repurchase agreements only with financial institutions and dealers believed by First Trust to present minimal credit risks in accordance with criteria established by the Board of Trustees. First Trust will review and monitor the creditworthiness of such institutions. First Trust monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. First Trust does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                   (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

                   (6) Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's or Fitch 2 or higher by Fitch.

PORTFOLIO TURNOVER

         A Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a Fund's investment portfolio that is sold and replaced with new securities during a year is known as a Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by a Fund of increased brokerage costs and expenses.

HEDGING STRATEGIES

General Description of Hedging Strategies

         A Fund may engage in hedging activities. First Trust may cause a Fund to utilize a variety of financial instruments, including options, forward contracts, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), and options on Futures Contracts to attempt to hedge a Fund's holdings.

         Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and Futures exchanges upon which they are traded, the Commodity Futures

Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions

         The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association, the Futures industry's self-regulatory organization. A Fund will not enter into Futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into Futures Contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

         The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of Futures transactions.

Asset Coverage for Futures and Options Positions

         A Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. Government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options

         A Fund may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

         A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line(R) Composite Indices or a more narrow market index, such as the Standard & Poor's
100. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the AMEX, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

         A Fund's use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indices will be subject to the ability of First Trust to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund's securities, which would result in a loss on both such securities and the options on stock indices acquired by a Fund.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

         There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, a Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

         The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

Futures Contracts

         A Fund may enter into Futures Contracts, including index Futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by a Fund or for other purposes permissible under the Commodity Exchange Act (the "CEA"). A Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. A Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national Futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

         An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the Futures Contract.

         Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the Futures commission merchant in order to initiate Futures trading and to maintain a Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract.

         The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

         If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. In computing daily net asset value, a Fund will mark to market the current value of its open Futures Contracts. A Fund expects to earn interest income on its margin deposits.

         Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

         Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. A Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in a Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         A public market exists in Futures Contracts covering a number of indices, including, but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ 100 Index(R), the Value Line(R) Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

         A Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A Futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a Futures option may be closed out by an offsetting purchase or sale of a Futures option of the same series.

         A Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on securities or indices. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the Futures Contract. If the price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in a Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by a Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

         As with investments in Futures Contracts, a Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other Futures positions held by a Fund. A Fund will earmark or set aside in a segregated account at a Fund's custodian, liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

         The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on First Trust's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

                              SUBLICENSE AGREEMENT


         Each Fund has entered into a sublicense agreement (the "Sublicense Agreement") with First Trust that grants each Fund a non-exclusive and non-transferable sublicense to use certain intellectual property of Value Line(R) in connection with the issuance, distribution, marketing and/or promotion of each Fund. Pursuant to the Sublicense Agreement, each Fund has agreed to be bound by certain provisions of a product license agreement between Value Line(R) Publishing Inc. and First Trust (the "Product License Agreement"). Pursuant to the Product License Agreement, First Trust will pay Value Line(R) an annual license fee of 15 basis points of the average daily NAV of each Fund.


                                INVESTMENT RISKS

Overview

         An investment in the Funds should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in a Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

         Shareholders of common stocks of the type held by a Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in a Fund will fluctuate over the life of a Fund and may be more or less than the price at which they were purchased by a Fund. The equity securities held in a Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund's purchase and sale of the equity securities and other factors.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Liquidity

         Whether or not the equity securities in a Fund are listed on a securities exchange, the principal trading market for the equity securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price of the equity securities held by a Fund will be adversely affected if trading markets for the equity securities are limited or absent.

Small Capitalization and Mid Capitalization Companies

         The equity securities in a Fund may include small cap and mid cap company stocks. Small cap and mid cap company stocks have customarily involved more investment risk than large capitalization stocks. Small cap and mid cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large cap companies. Some of these companies may distribute, sell or produce products that have recently been brought to market and may be dependent on key personnel.

         The prices of small cap and mid cap company securities are often more volatile than prices associated with large cap company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap and mid cap companies normally have fewer shares outstanding and these shares trade less frequently than large cap companies, it may be more difficult for a Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small cap and mid cap companies are often traded over-the-counter and may not be traded in the volumes typical of a national securities exchange.

Intellectual Property Risk


         Each Fund relies on a license from Value Line(R) to First Trust that permits the Fund to use the Value Line(R)'s Indices and associated trade names and trademarks ("Intellectual Property") in connection with the name and investment strategies of the Funds. Such license may be terminated by the licensor, and as a result, a Fund may lose its ability to use the Intellectual Property. There is also no guarantee that Value Line(R) has all rights to license the use of the Intellectual Property to First Trust, on behalf of the Funds. Accordingly, in the event the license is terminated or Value Line(R) does not have rights to license the Intellectual Property, it may have a significant effect on the operation of a Fund.


RISKS AND SPECIAL CONSIDERATIONS CONCERNING DERIVATIVES

         In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

                   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with a Fund's objective, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objective.

                   (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter ("OTC") derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to a Fund. A Fund will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

                   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a Futures Contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

                   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

                   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

                   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

                                FUNDS MANAGEMENT

         The general supervision of the duties performed for the Funds under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Independent Trustees. The Trustees set broad policies for the Funds, choose the Trust's officers and hire the Trust's investment adviser. The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The following is a list of the Trustees and officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.


                                                                                                NUMBER OF
                                                   TERM OF OFFICE                               PORTFOLIOS IN     OTHER
                                                   AND YEAR FIRST                               FUND COMPLEX      TRUSTEESHIPS
NAME, ADDRESS                POSITION AND          ELECTED OR           PRINCIPAL OCCUPATIONS   OVERSEEN BY       HELD BY
AND DATE OF BIRTH            OFFICES WITH TRUST    APPOINTED            DURING PAST 5 YEARS     TRUSTEE           TRUSTEE
Trustee who is an Interested
Person of the Trust
-----------------------------

James A. Bowen(1)*            President,           o Indefinite term    President, First         36 Portfolios    Trustee of
1001 Warrenville Road,        Chairman of the                           Trust Portfolios and                      Wheaton College
  Suite 300                   Board, Chief         o 2005               First Trust Advisors;
Lisle, IL 60532               Executive Officer                         Chairman of the Board
D.O.B.: 09/55                 and Trustee                               of Directors, Bond
                                                                        Wave, LLC and
                                                                        Stonebridge Advisors  LLC

                                                        -18-


Trustees who are not Interested
Persons of the Trust
-------------------------------
                                                                                                NUMBER OF
                                                   TERM OF OFFICE                               PORTFOLIOS IN     OTHER
                                                   AND YEAR FIRST                               FUND COMPLEX      TRUSTEESHIPS
NAME, ADDRESS                POSITION AND          ELECTED OR           PRINCIPAL OCCUPATIONS   OVERSEEN BY       HELD BY
AND DATE OF BIRTH            OFFICES WITH TRUST    APPOINTED            DURING PAST 5 YEARS     TRUSTEE           TRUSTEE

Richard E. Erickson           Trustee              o Indefinite term    Physician, President     36 Portfolios    None
c/o First Trust Advisors                                                Wheaton Orthopedics;
L.P.                                               o 2005               Co-Owner, Co-Director
1001 Warrenville Road,                                                  Sports Med Center for
  Suite 300                                                             Fitness; Limited
Lisle, IL 60532                                                         Partner Gundersen
D.O.B.: 04/51                                                           Real Estate Partnership


Thomas R. Kadlec              Trustee             o Indefinite term     President, ADM           36 Portfolios    None
c/o First Trust Advisors                                                Derivatives, Inc.
L.P.                                              o 2005                (May 2005 to Present);
1001 Warrenville Road,                                                  Vice President,
  Suite 300                                                             Chief Financial
Lisle, IL 60532                                                         Officer (1990 to
D.O.B.: 11/57                                                           Present), ADM Investor
                                                                        Services, Inc.
                                                                        (Futures Commission
                                                                        Merchant); Registered
                                                                        Representative (2000
                                                                        to Present), Segerdahl &
                                                                        Company, Inc., an NASD
                                                                        member (Broker-Dealer)


Robert F. Keith               Trustee             o Indefinite term     President Hibs           24 Portfolios    None
c/o First Trust Advisors                                                Enterprises Financial
L.P.                                                                    and Management
1001 Warrenville Road,                            o 2006                Consulting (2003 to
  Suite 300                                                             Present); Aramark
Lisle, IL 60532                                                         Service Master
D.O.B.: 11/56                                                           Management Services
                                                                        (2001 to 2003);
                                                                        President and Chief
                                                                        Operating Officer,
                                                                        Service Master
                                                                        Management Services
                                                                        (1998 to 2003)

Niel B. Nielson               Trustee             o Indefinite term     President (2002 to       36 Portfolios    Director of
c/o First Trust Advisors                                                Present), Covenant                        Good News
L.P.                                              o 2005                College; Associate                        Publishers
1001 Warrenville Road,                                                  Pastor (1997 to 2002),                    - Crossway  Books;
  Suite 300                                                             College Church in Wheaton                 Covenant
Lisle, IL 60532                                                                                                   Transport Inc.
D.O.B.: 03/54


Officers of the Trust
---------------------

Mark R. Bradley               Treasurer,          o Indefinite  term    Chief Financial          N/A              N/A
1001 Warrenville Road,        Controller, Chief                         Officer, Managing
  Suite 300                   Financial Officer   o 2005                Director, First Trust
Lisle, IL 60532               and Chief                                 Portfolios and First
D.O.B.: 11/57                 Accounting Officer                        Trust Advisors; Chief
                                                                        Financial Officer,
                                                                        Bond Wave LLC and
                                                                        Stonebridge Advisors LLC

Susan M. Brix                 Assistant Vice      o Indefinite term     Representative, First    N/A              N/A
1001 Warrenville Road,        President                                 Trust Portfolios;
  Suite 300                                       o 2005                Assistant Portfolio
Lisle, IL 60532                                                         Manager, First Trust
D.O.B.: 01/60                                                           Advisors

Robert F. Carey               Vice President      o Indefinite term     Senior Vice President,   N/A              N/A
1001 Warrenville Road,                                                  First Trust Portfolios
  Suite 300                                       o 2005                and First Trust Advisors
Lisle, IL 60532
D.O.B.: 07/63

                                                                -19-

                                                                                                NUMBER OF
                                                   TERM OF OFFICE                               PORTFOLIOS IN     OTHER
                                                   AND YEAR FIRST                               FUND COMPLEX      TRUSTEESHIPS
NAME, ADDRESS                POSITION AND          ELECTED OR           PRINCIPAL OCCUPATIONS   OVERSEEN BY       HELD BY
AND DATE OF BIRTH            OFFICES WITH TRUST    APPOINTED            DURING PAST 5 YEARS     TRUSTEE           TRUSTEE

James M. Dykas                Assistant           o Indefinite term     Vice President, First    N/A              N/A
1001 Warrenville Road,        Treasurer                                 Trust Portfolios L.P.
  Suite 300                                       o 2005                (January 2005 to
Lisle, IL 60532                                                         present); Executive
D.O.B.: 01/66                                                           Director of Van
                                                                        Kampen Asset
                                                                        Management and Morgan
                                                                        Stanley Investment
                                                                        Management (December
                                                                        2002 to January
                                                                        2005); Vice President,
                                                                        Van Kampen Asset
                                                                        Management and Morgan
                                                                        Stanley Investment
                                                                        Management (December 2000
                                                                        to December 2002)

W. Scott Jardine              Secretary and       o Indefinite term     General Counsel,         N/A              N/A
1001 Warrenville Road,        Chief Compliance                          First Trust
  Suite 300                   Officer             o 2005                Portfolios and First
Lisle, IL 60532                                                         Trust Advisors;
D.O.B.: 05/60                                                           Secretary, Bond Wave,
                                                                        LLC and Stonebridge
                                                                        Advisors LLC

Daniel J. Lindquist           Vice President      o Indefinite term     Senior Vice President,   N/A              N/A
1001 Warrenville Road,                                                  First Trust Advisors,
  Suite 300                                       o 2005                L.P.; Senior Vice
Lisle, IL 60532                                                         President, First Trust
D.O.B.: 02/70                                                           Portfolios L.P. (April
                                                                        2004 to present); Chief
                                                                        Operating Officer,
                                                                        Mina Capital Management,
                                                                        LLC (January 2004 to
                                                                        April 2004); Chief
                                                                        Operating  Officer,
                                                                        Samaritan Asset
                                                                        Management Service, Inc.


Kristi A. Maher               Assistant           o Indefinite term     Assistant General         N/A              N/A
1001 Warrenville Road,        Secretary                                 Counsel (March 2004
  Suite 300                                       o 2005                to Present), First
Lisle, IL 60532                                                         Trust Portfolios and
D.O.B.: 12/66                                                           First Trust Advisors
                                                                        L.P.; Associate (1995
                                                                        to March 2004),
                                                                        Chapman and Cutler LLP

Roger Testin                  Vice President      o Indefinite term     Senior Vice              N/A              N/A
1001 Warrenville Road,                                                  President, First
  Suite 300                                       o 2005                Trust Advisors L.P.
Lisle, IL 60532                                                         (August 2001 to
D.O.B.: 06/66                                                           Present), Senior Vice
                                                                        President, First
                                                                        Trust Portfolios L.P.
                                                                        (August 2004 to
                                                                        Present); Analyst
                                                                        (1998 to 2001), Dolan
                                                                        Capital Management
--------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position of President of First Trust, investment adviser of the Funds.

         The Board of Trustees of the Trust has four standing committees: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust's Declaration of Trust and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the declaration and setting of dividends. Messrs. Kadlec and Bowen are members of the Executive Committee. During the last fiscal year, the Executive Committee held one meeting.

         The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Trust's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Keith are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including Shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including Shareholders of the Funds. To submit a recommendation for nomination as a candidate for a position on the Board, Shareholders of the Funds shall mail such recommendation to W. Scott Jardine at the Funds' address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder); (b) a full description of the proposed candidate's background, including his or her education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an "interested person" in relation to a Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and
(e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held two meetings.

         The Valuation Committee is responsible for the oversight of the pricing procedures of the Funds. Messrs. Erickson, Kadlec, Nielson and Keith are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held one meeting.

         The Audit Committee is responsible for overseeing the Funds' accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held two meetings.

         Messrs. Erickson, Kadlec, Nielson and Bowen are also trustees of First Defined Portfolio Fund, LLC, an open-end fund advised by First Trust with 12 portfolios, and Messrs. Erickson Nielson, Kadlec, Keith and Bowen are trustees of the First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First

Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund, closed-end funds advised by First Trust, and First Trust Exchange-Traded Fund II. None of the Trustees who are not "interested persons" of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of the Trust hold the same positions with the First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund II, First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund and First Trust/Aberdeen Emerging Opportunity Fund (collectively, with the Trust, the "First Trust Fund Complex") as they hold with the Trust.


         Each investment company in the First Trust Fund Complex pays each Trustee who is not an officer or employee of First Trust, any sub-adviser or any of their affiliates ("Independent Trustees") an annual retainer of $10,000, which includes compensation for all board and committee meetings. No additional meeting fees are paid in connection with board or committee meetings. Additionally, Mr. Kadlec is paid annual compensation of $10,000 to serve as the Lead Trustee, with such compensation paid by the investment companies in the First Trust Fund Complex and divided among those investment companies. Until January 1, 2006, additional fees of $1,000 and $5,000 were paid to Independent Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees were shared by the investment companies in the First Trust Fund Complex that participated in the particular meeting and were not per investment company fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.


         The following table sets forth estimated compensation to be paid by a Fund projected during a Fund's first full fiscal year to each of the Trustees and estimated total compensation to be paid to each of the Trustees by the First Trust Fund Complex for a full calendar year. A Fund has no retirement or pension plans. The officers and Trustees who are "interested persons" as designated above serve without any compensation from a Fund.

                                                                ESTIMATED
                                                           TOTAL COMPENSATION
                           ESTIMATED AGGREGATE            FROM THE FIRST TRUST
 NAME OF TRUSTEE        COMPENSATION FROM FUND (1)          FUND COMPLEX (2)

 James A. Bowen                     $0                             $0
 Richard E. Erickson              $1,652                        $140,000
 Thomas R. Kadlec                 $1,770                        $150,000
 Niel B. Nielson                  $1,652                        $140,000
 Robert F. Keith(3)               $1,652                        $130,000
____________________

(1) The compensation estimated to be paid by a Fund to the Trustees for the full fiscal year for services to a Fund.

(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec and Nielson, Independent Trustees, from a Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Trust and the First Defined Portfolio Fund, LLC, an open-end fund (with 12 portfolios) advised by First Trust, plus estimated compensation to be paid to these trustees by the First Value Line(R) 100 Fund the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust/Fiduciary Asset Management Covered Call Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, the First Trust Tax-Advantaged Preferred Income Fund and the First Trust/Aberdeen Emerging Opportunity Fund. The total estimated compensation to be paid to Mr. Keith, an Independent Trustee, from the Fund and the other funds in the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to Mr. Keith for a full calendar year for his service as Trustee to the Trust, and estimated compensation to be paid to this trustee by the First Trust Value Line(R) 100 Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund , the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust/Fiduciary Asset Management Covered Call Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II, the First Trust Tax-Advantaged Preferred Income Fund and the First Trust/Aberdeen Emerging Opportunity Fund.

(3) Mr. Keith's actual total compensation for 2006 will be less than the estimated amount because he joined the Board of Trustees on June 12, 2006.

         The Trust has no employees. Its officers are compensated by First
Trust.

         The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in a Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2005:

                                                  AGGREGATE DOLLAR RANGE OF
                                                   EQUITY SECURITIES IN ALL
                      DOLLAR RANGE OF          REGISTERED INVESTMENT COMPANIES
                     EQUITY SECURITIES              OVERSEEN BY TRUSTEE IN
TRUSTEE                  IN A FUND                 FIRST TRUST FUND COMPLEX

Mr. Bowen                 None                          Over $100,000
Mr. Erickson              None                          $50,001-$100,000
Mr. Kadlec                None                          $50,001-$100,000
Mr. Keith(1)              None                          $0
Mr. Nielson               None                          $10,001-$50,000

________________________
(1) Mr. Keith became Trustee on June 12, 2006.

         As of the date of this SAI, the Trustees of the Trust who are not "interested persons" of the Trust and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of a Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

         The Board of Trustees, including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") for the Funds for an initial two-year term at a meeting held on July 26, 2006. The Board of Trustees determined that the Agreement is in the best interests of the Funds in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

         Investment Adviser. First Trust provides investment tools and portfolios for advisers and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

         First Trust acts as investment adviser for and manages the investment and reinvestment of the assets of the Funds. First Trust also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

         Pursuant to an Investment Management Agreement between First Trust and the Trust, each Fund has agreed to pay an annual management fee equal to 0.50% of its average daily net assets.

         A Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, sublicensing fees, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of a Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average net assets until two years after the issuance of Fund Shares. Expenses borne by First Trust are subject to reimbursement by a Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it would result in a Fund exceeding its expense cap.

         Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement continues until October 13, 2008 and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of a Fund's outstanding voting securities on 60 days' written notice to First Trust, or by First Trust on 60 days' written notice to a Fund.

         First Trust is located at 1001 Warrenville Road, Lisle, Illinois 60532.

         Investment Committee. The Investment Committee of First Trust is primarily responsible for the day-to-day management of a Fund. There are currently six members of the Investment Committee, as follows:

                                POSITION WITH               LENGTH OF SERVICE        PRINCIPAL OCCUPATION
NAME                            FIRST TRUST                 WITH FIRST TRUST         DURING PAST FIVE YEARS
Daniel J. Lindquist             Senior Vice President       2 years                  Senior Vice President, First
                                                                                     Trust Advisors L.P.; Senior
                                                                                     Vice President First Trust
                                                                                     Portfolios L.P. (April 2004 to
                                                                                     present); Chief Operating
                                                                                     Officer, Mina Capital
                                                                                     Management, LLC (January 2004
                                                                                     to April 2004); Chief
                                                                                     Operating Officer, Samaritan
                                                                                     Asset Management Service, Inc.
                                                                                     (April 2000 to January 2004)

Robert F. Carey                 Chief Investment Officer    15 years                 Chief Investment Officer and
                                and Senior Vice President                            Senior Vice President of First
                                                                                     Trust; Senior Vice President
                                                                                     of First Trust Portfolios L.P.

Jon C. Erickson                 Senior Vice President       13 years                 Senior Vice President of First
                                                                                     Trust and First Trust
                                                                                     Portfolios L.P. (August 2002
                                                                                     to present); Vice President of
                                                                                     First Trust and First Trust
                                                                                     Portfolios L.P. (March 1994 to
                                                                                     August 2002)

David G. McGarel                Senior Vice President       9 years                  Senior Vice President of First
                                                                                     Trust and First Trust
                                                                                     Portfolios L.P. (August 2002
                                                                                     to present); Vice President of
                                                                                     First Trust and First Trust
                                                                                     Portfolios L.P. (August 1997
                                                                                     to August 2002)

Roger F. Testin                 Senior Vice President       5 years                  Senior Vice President of First
                                                                                     Trust and First Trust
                                                                                     Portfolios L.P. (August 2001
                                                                                     to present); Analyst, Dolan
                                                                                     Capital Management (1998 to
                                                                                     2001)

                                     - 25 -


                                POSITION WITH               LENGTH OF SERVICE        PRINCIPAL OCCUPATION
NAME                            FIRST TRUST                 WITH FIRST TRUST         DURING PAST FIVE YEARS

Stan Ueland                     Vice President              1 year                   Vice President of First Trust
                                                                                     and First Trust Portfolios
                                                                                     (August 2005 to present); Vice
                                                                                     President; Bond Wave LLC (May
                                                                                     2004 - August 2005); Account
                                                                                     Executive, Mina Capital
                                                                                     Management LLC and Samaritan
                                                                                     Asset Management LLC (January
                                                                                     2003 through May 2004); Sales
                                                                                     Consultant, Oracle Corporation
                                                                                     (January 1997 through January
                                                                                     2003)

         Daniel J. Lindquist: As Senior Vice President of First Trust, Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of a Fund's investment strategies.

         David G. McGarel: As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

         Jon C. Erickson: As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

         Roger F. Testin: Mr. Testin is the head of First Trust's Portfolio Management Group.

         Robert F. Carey: As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

         Stan Ueland: Mr. Ueland is a Vice President of First Trust and FTP and plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.

         Compensation. The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as Fund performance or the value of assets included in the Funds' portfolios. In addition, Mr. Carey, Mr. Erickson and Mr. McGarel also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

         The Investment Committee manages the investment vehicles with the number of accounts and assets, as of December 31, 2005, set forth in the table below:

                    ACCOUNTS MANAGED BY INVESTMENT COMMITTEE

                               REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                     COMPANIES                   VEHICLES
                                 NUMBER OF ACCOUNTS         NUMBER OF ACCOUNTS
INVESTMENT COMMITTEE MEMBER          ($ ASSETS)                 ($ ASSETS)

Robert F. Carey                 26 ($1,406,000,000)               0 ($0)

Roger F. Testin                 26 ($1,406,000,000)          2 ($51,000,000)

Jon C. Erickson                 26 ($1,406,000,000)               0 ($0)

David G. McGarel                26 ($1,406,000,000)               0 ($0)

Daniel J. Lindquist             26 ($1,406,000,000)               0 ($0)


Stan Ueland(1)                         0 ($0)                       0 ($0)

(1) Mr. Ueland became a member of the
Investment Committee in October 2006.


         None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of a Fund and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of a Fund and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between a Fund and other accounts managed by the Investment Committee. None of the members of the Investment Committee own interests in a Fund.

         First Trust is responsible for decisions to buy and sell securities for a Fund and for the placement of a Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's Futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of Shares.

         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

         In light of the above, in selecting brokers, First Trust may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. First Trust believes that the research information received in this manner provides a Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless the adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by a Fund to First Trust under the Investment Management Agreement are not reduced as a result of receipt by First Trust of research services. First Trust has advised the Board that it does not use soft dollars.

         First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which a Fund effects their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with a Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including a Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to a Fund will not be disproportionate to the benefits received by a Fund on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

         Administrator. The Bank of New York ("BONY") serves as Administrator for the Funds. Its principal address is 101 Barclay St., New York, NY 10286.

         BONY serves as Administrator for the Trust pursuant to a Fund Administration and Accounting Agreement. Under such agreement, BONY is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BONY will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

         Pursuant to the Fund Administration and Accounting Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

         Pursuant to the Fund Administration and Accounting Agreement between BONY and the Trust, the Funds have agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BONY in the performance of its duties. This fee is subject to reduction for assets over $1 billion.

  CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING AGENT, INDEX PROVIDER
                                  AND EXCHANGE

         Custodian. BONY, as custodian for the Funds pursuant to a Custody Agreement, holds the Funds' assets. BONY also serves as transfer agent of the Funds pursuant to a Transfer Agency and Service Agreement. As Fund accounting agent, BONY calculates the net asset value of Shares and calculates net income and realized capital gains or losses. BONY may be reimbursed by the Funds for its out-of-pocket expenses.

         Distributor. First Trust Portfolios L.P. is the Distributor of the Fund Shares. Its principal address is 1001 Warrenville Road, Lisle, Illinois 60532. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

         12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% its average daily net assets.

         Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

         The Plan was adopted in order to permit the implementation of the Funds' method of distribution. However, no such fee is currently charged to the Funds, and there are no plans in place to impose such a fee.

         Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD").

         The Distribution Agreement provides that it may be terminated as to the Funds at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

         The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Fund Shares" below).

         Index Provider. The Index each Fund seeks to track is compiled by Value Line(R).

         Value Line(R) is not affiliated with the Funds or with First Trust. Each Fund is entitled to use the Index pursuant to a sublicensing arrangement with First Trust, which in turn has a licensing agreement with Value Line(R).

         VALUE LINE PUBLISHING, INC.'S ("VLPI") ONLY RELATIONSHIP TO FIRST TRUST ADVISORS L.P. ("FTA") WITH RESPECT TO THE FUNDS IS VLPI'S LICENSING TO FTA OF CERTAIN VLPI TRADEMARKS AND TRADE NAMES AND THE VALUE LINE EQUITY ALLOCATION INDEX AND THE VALUE LINE DIVIDEND INDEX (EACH, THE "INDEX"), WHICH ARE COMPOSED BY VLPI WITHOUT REGARD TO FTA, THE FIRST TRUST VALUE LINE EQUITY ALLOCATION INDEX FUND PRODUCT, THE FIRST TRUST VALUE LINE DIVIDEND INDEX FUND PRODUCT OR ANY INVESTOR. VLPI HAS NO OBLIGATION TO TAKE THE NEEDS OF FTA OR ANY INVESTOR IN

THE PRODUCT INTO CONSIDERATION IN COMPOSING THE INDEX. THE PRODUCT RESULTS MAY DIFFER FROM THE HYPOTHETICAL OR PUBLISHED RESULTS OF THE INDEX. VLPI IS NOT RESPONSIBLE FOR HOW FTA MAKES USE OF INFORMATION SUPPLIED BY VLPI. VLPI IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND COMPOSITION OF THE PRODUCT OR THE TIMING OF THE ISSUANCE FOR SALE OF THE PRODUCT OR IN THE CALCULATION OF THE EQUATIONS BY WHICH THE PRODUCT IS TO BE CONVERTED INTO CASH. VLPI MAKES NO WARRANTY CONCERNING THE INDEX, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY PERSON'S INVESTMENT PORTFOLIO, OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE INDEX OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE INDEX WILL MEET ANY REQUIREMENTS OR BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE INDEX OR PRODUCT. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE INDEX OR THE PRODUCT.

         VALUE LINE IS A REGISTERED TRADEMARK OF VALUE LINE, INC. OR VALUE LINE PUBLISHING, INC. THAT ARE LICENSED TO FIRST TRUST ADVISORS L.P. THE FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND PRODUCT OR THE FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND IS NOT SPONSORED, RECOMMENDED, SOLD OR PROMOTED BY VALUE LINE PUBLISHING, INC., VALUE LINE, INC., VALUE LINE SECURITIES, INC. OR ANY OF THEIR AFFILIATES. FIRST TRUST ADVISORS L.P. IS NOT AFFILIATED WITH ANY VALUE LINE COMPANY.


         First Trust has entered into the Index Calculation and License Agreement with AMEX pursuant to which AMEX will serve as the calculation agent for the Index. As the calculation agent, AMEX will be responsible for the management of the day-to-day operations of the Index on behalf of Value Line(R), including calculating the value of the Index every 15 seconds, widely disseminating the Index value every 15 seconds and tracking corporate actions resulting in Index adjustments.

         Exchange. The only relationships that the AMEX has with First Trust or the Distributor of the Funds in connection with the Funds are that the AMEX lists the Shares of the Fund pursuant to the Listing Agreement with the Trust and serves as the calculation agent for each Index pursuant to the Index Calculation and License Agreement. The AMEX is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the asset value of the Funds. The AMEX has no obligation or liability in connection with the administration, marketing or trading of the Funds.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of the date of this SAI, the Trustees and officers of the Trust owned, in the aggregate, less than 1% of the interests of a Fund.

                             ADDITIONAL INFORMATION

         Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

         DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

         DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

         Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

         Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC

Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

         Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

         The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

         DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

                      PROXY VOTING POLICIES AND PROCEDURES

         The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently and solely in the best economic interests of the Funds.

         A senior member of First Trust is responsible for oversight of the Funds' proxy voting process. First Trust has engaged the services of Institutional Shareholder Services, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. ISS provides voting recommendations based upon established guidelines and practices. First Trust reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, First Trust may not vote in accordance with the ISS recommendations when First Trust believes that specific ISS recommendations are not in the best interests of the Funds. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests First Trust to follow specific voting guidelines or additional guidelines, First Trust will review the request and inform the client only if First Trust is not able to follow the client's request.

         First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies.

         Information regarding how the Funds vote future proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available upon request and without charge on the Funds' website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC's website at http://www.sec.gov.

         Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. Form N-Q for a Fund is available on the SEC's website at http://www.sec.gov. A Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A Fund's Form N-Q is available without charge, upon request, by calling (800) 621-1675 or (800) 983-0903 or by writing to First Trust Portfolios L.P., 1001 Warrenville Road, Lisle, Illinois 60532.

         Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about a Fund's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the AMEX via the National Securities Clearing Corporation (NSCC). The basket represents one Creation Unit of a Fund. The Trust, First Trust and BONY will not disseminate non-public information concerning the Trust.

         Code of Ethics. In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. These Codes are on public file with, and are available from, the SEC.

              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

         Creation. The Trust issues and sells Shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

         A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Funds generally consists of the in-kind deposit of a designated portfolio of equity securities--the "Deposit Securities"--per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index ("Fund Securities") and an amount of cash--the "Cash Component"--computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

         The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"--an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

         The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.

         Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

         The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by First Trust with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the

Clearing Process (discussed below) will at the expense of a Fund and will affect the value of all Shares; but First Trust, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

         In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.

         Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

         All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the AMEX ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Funds as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

         All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time in order to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

         Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

         Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by First Trust and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

         All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted in order to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

         Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below).

         Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Funds for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

         Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

         All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

         Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BONY regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

         The Standard Creation/Redemption Transaction Fee for a Fund will be $500. The Maximum Creation/Redemption Transaction Fee for a Fund will be $2,000.

         Redemption of Fund Shares In Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

         With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

         Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities--as announced on the Business Day of the request for redemption received in proper form--plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

         The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

         Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may he incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

         Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

         Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time, (for the Fund Shares) on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

         The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of a Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash

Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of a Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

         If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset a Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

         The chart below describes in further detail the placement of redemption orders outside the clearing process.


                               TRANSMITTAL             NEXT BUSINESS          SECOND BUSINESS            THIRD BUSINESS
                                DATE (T)                 DAY (T+1)               DAY (T+2)                 DAY (T+3)
 CREATION THROUGH NSCC

 STANDARD ORDERS           4:00 p.m.              No action.               No action.               Creation Unit
                                                                                                    Aggregations will be
                           Order must be                                                            delivered.
                           received by the
                           Distributor.

 CUSTOM ORDERS             3:00 p.m.              No action.               No action.               Creation Unit
                                                                                                    Aggregations will be
                           Order must be                                                            delivered.
                           received by the
                           Distributor.

                           Orders received
                           after 3:00 p.m.
                           will be treated as
                           standard orders.

                                                                -42-


                               TRANSMITTAL             NEXT BUSINESS          SECOND BUSINESS            THIRD BUSINESS
                                DATE (T)                 DAY (T+1)               DAY (T+2)                 DAY (T+3)

 CREATION OUTSIDE NSCC

 STANDARD ORDERS           4:00 p.m. (ET)         11:00 a.m. (ET)          No action.               Creation Unit
                                                                                                    Aggregations will be
                           Order in proper        Deposit Securities must                           delivered.
                           form must be           be received by the
                           received by the        Fund's account through
                           Distributor. DTC.

                                                  2:00 p.m. (ET)

                                                  Cash Component must be
                                                  received by the
                                                  Custodian.

 STANDARD ORDERS CREATED   4:00 p.m. (ET)         11:00 a.m. (ET)          No action.               1:00 p.m.
 IN ADVANCE OF RECEIPT
 BY THE TRUST OF ALL OR    Order in proper        Available Deposit                                 Missing Deposit
 A PORTION OF THE          form must be           Securities.                                       Securities are due to
 DEPOSIT SECURITIES        received by the                                                          the Trust or the Trust
                           Distributor.           Cash in an amount equal                           may use cash on deposit
                                                  to the sum of (i) the                             to purchase missing
                                                  Cash Component, plus                              Deposit Securities.
                                                  (ii) 115% of the market
                                                  value of the                                      Creation Unit
                                                  undelivered Deposit                               Aggregations will be
                                                  Securities.                                       delivered.

 CUSTOM ORDERS             3:00 p.m.              11:00 a.m. (ET)          No action.               Creation Unit
                                                                                                    Aggregations will be
                           Order in proper        Deposit Securities must                           delivered.
                           form must be           be received by the
                           received by the        Fund's account through
                           Distributor. DTC.

                           Order received         2:00 p.m. (ET)
                           after 3:00 p.m.
                           will be treated as     Cash Component must be
                           standard orders.       received by the Orders
                                                  Custodian.

 REDEMPTION THROUGH NSCC

 STANDARD ORDERS           4:00 p.m. (ET)         No action.               No action.               Fund Securities and Cash
                                                                                                    Redemption Amount will
                           Order must be                                                            be transferred.
                           received by the
                           Transfer Agent.

                           Orders received
                           after 4:00 p.m.
                           (ET) will be deemed
                           received on the
                           next business day
                           (T+1)

 CUSTOM ORDERS             3:00 p.m. (ET)         No action.               No action.               Fund Securities and Cash
                                                                                                    Redemption Amount will
                           Order must be                                                            be transferred.
                           received by the
                           Transfer Agent

                           Order received
                           after 3:00 p.m.
                           will be treated as
                           standard orders.

                                                                -43-


                               TRANSMITTAL             NEXT BUSINESS          SECOND BUSINESS            THIRD BUSINESS
                                DATE (T)                 DAY (T+1)               DAY (T+2)                 DAY (T+3)

 REDEMPTION OUTSIDE NSCC

 STANDARD ORDERS           4:00 p.m. (ET)         11:00 a.m. (ET)          No action.               Fund Securities and Cash
                                                                                                    Redemption Amount is
                           Order must be          Fund Shares must be                               delivered to the
                           received by the        delivered through DTC                             redeeming beneficial
                           Transfer Agent.        to the Custodian.                                 owner.

                           Order received         2:00 p.m.
                           after 4:00 p.m.
                           (ET) will be deemed    Cash Component, if any,
                           received on the        is due.
                           next business day
                           (T+1).

                                                  *If the order is not in
                                                  proper form or the Fund
                                                  Shares are not delivered,
                                                  then the order will not be
                                                  deemed received as of T.

 CUSTOM ORDERS             3:00 p.m. (ET)         11:00 a.m. (ET)          No action.               Fund Securities and Cash
                                                                                                    Redemption Amount is
                           Order must be          Fund Shares must be                               delivered to the
                           received by the        delivered through DTC                             redeeming beneficial
                           Transfer Agent.        to the Custodian.                                 owner.

                           Order received         2:00 p.m.
                           after 3:00 p.m.
                           will be treated as     Cash Component, if any,
                           standard orders.       is due.

                                                  *If the order is not in
                                                  proper form or the Fund
                                                  Shares are not delivered,
                                                  then the order will not be
                                                  deemed received as of T.

                               FEDERAL TAX MATTERS

         This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Funds. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign tax consequences.

         This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in a Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

         As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

         The Funds intend to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code (the "Code").

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

         As a regulated investment company, the Funds generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Funds intend to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Funds retain any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, a Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, a Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

         Dividends paid out of a Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of a Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as a Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by a Fund itself. Dividends received by a Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

         These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. A Fund will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for the capital gains tax rates. A Fund can not make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

         A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by a Fund from certain domestic corporations may be designated by a Fund as being eligible for the dividends received deduction.

         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the value of a Share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares.

         Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the value of those Shares.

SALE OR EXCHANGE OF FUND SHARES

         Upon the sale or other disposition of Shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

         Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

         If a shareholder exchanges equity securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder's aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for equity securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

NATURE OF FUND'S INVESTMENTS

         Certain of a Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

         A Fund's transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

BACKUP WITHHOLDING

         A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide a Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

         Distributions of capital gain dividends and any amounts retained by a Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the, graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, a Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

         Under the provisions of the American Jobs Creation Act of 2004 (the "2004 Tax Act"), dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities and that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by a Fund as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, pursuant to the 2004 Tax Act, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return. The provisions contained in the legislation relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008.

         Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by a Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of a Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

OTHER TAXATION

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

                              DETERMINATION OF NAV

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

         The per share NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. A Fund's NAV may not be calculated on days during which a Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by a Fund accounting agent as follows:

                   (1) Common stocks and other equity securities listed on any national or foreign exchange or on NASDAQ(R) will be valued at the last sale price for all exchanges other than NASDAQ(R) and the official closing price for NASDAQ(R) on the exchange or system in which they are principally traded on the valuation date. If there are no transactions on the valuation day, securities traded principally on an exchange or on NASDAQ(R) will be valued at the mean between the most recent bid and ask prices.

                   (2) Securities traded in the over-the-counter market are valued at their closing bid prices.

                   (3) Exchange traded options and Futures Contracts will be valued at the closing price in the market where such contracts are principally traded. Over-the-counter options and Futures Contracts will be valued at their closing bid prices.

                   (4) Forward foreign currency exchange contracts which are traded in the United States on regulated exchanges will be valued by calculating the mean between the last bid and asked quotations supplied to a pricing service by certain independent dealers in such contracts.

         In addition, the following types of securities will be valued as follows:

                   (1) Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities.

                   (2) Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis.

                   (3) Repurchase agreements will be valued as follows. Overnight repurchase agreements will be valued at cost. Term purchase agreements (i.e., those whose maturity exceeds seven days) will be valued by First Trust at the average of the bid quotations obtained daily from at least two recognized dealers.

                   (4) Structured Products, including currency-linked notes, credit-linked notes and other similar instruments, will be valued by the fund accounting agent using a pricing service or quotes provided by the selling dealer or financial institution. When price quotes are not available, fair market value is based on prices of comparable securities. Absent a material difference between the exit price for a particular structured product and the market rates for similar transactions, the structured product will be valued at its exit price.

                   (5) Interest rate swaps and credit default swaps will be valued by the fund accounting agent using a pricing service or quotes provided by the selling dealer or financial institution. When price quotes are not available, fair market value is based on prices of comparable securities. Absent a material difference between the exit price for a particular swap and the market rates for similar transactions, the swap will be valued at its exit price.

         The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by First Trust in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

         Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

         A Fund may suspend the right of redemption for a Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net assets is not reasonably practicable; or (c) during any period when the SEC may permit.

                           DIVIDENDS AND DISTRIBUTIONS

         The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

         General Policies. Dividends from net investment income, if any, are declared and paid semi-annually by First Trust Value Line(R) Equity Allocation Index Fund and quarterly by First Trust Value Line(R) Dividend Index Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

         Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

         Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of a Fund purchased in the secondary market.

                            MISCELLANEOUS INFORMATION

         Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

         Independent Registered Public Accounting Firm. Deloitte & Touche LLP serves as the Funds' independent registered public accounting firm. They audit the Funds' financial statements and perform other related audit services.

Appendix II - First Trust Value Line(R) Dividend Fund Financial
Statements dated May 31, 2006 as included in the Fund's Annual Report. Only the financial statements included therein shall be incorporated by reference.


--------------------------------------------------------------------------------
                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND
                                  ANNUAL REPORT
                         FOR THE YEAR ENDED MAY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST VALUE LINE(R) DIVIDEND FUND (FVD)
                                  MAY 31, 2006

Shareholder Letter..........................................................   1
Portfolio Commentary........................................................   2
Portfolio Components........................................................   4
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statements of Changes in Net Assets.........................................  12
Financial Highlights........................................................  13
Notes to Financial Statements...............................................  14
Report of Independent Registered Public Accounting Firm.....................  17
Additional Information......................................................  18
    Dividend Reinvestment Plan
    Proxy Voting Policies and Procedures
    Portfolio Holdings
    Tax Information
    By-Law Amendments
    Advisory Agreement
Board of Trustees and Officers..............................................  21

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the First Trust Value Line(R) Dividend Fund's (the "Fund") actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                            HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by Robert F. Carey, who is the Chief Investment Officer of the Advisor, you will obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows can help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen, Mr. Carey and personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                 FIRST TRUST VALUE LINE(R) DIVIDEND FUND (FVD)
                                 ANNUAL REPORT
                                  MAY 31, 2006

Dear Shareholders:

We are pleased to inform you that the First Trust Value Line(R) Dividend Fund (the "Fund") (AMEX Symbol: FVD) continued to provide increased income and price appreciation for the one-year period ended May 31, 2006. The Fund seeks to provide total return through a combination of current income and capital appreciation by investing in common stocks that pay above-average dividends and have the potential for capital appreciation. For more information on the Fund's performance, please read the portfolio commentary found on the following pages.

Dividend-paying stocks have had a significant impact on stock performance and we believe they will continue to reward investors over the long term. According to Ibbotson Associates, dividends have provided approximately 43% of the 10.4% average annual total return on the S&P 500 Index from January 1926 through December 2005. Stocks alone provided a 5.9% average annual return. With dividends, the return increases to 10.4%.

On June 26, 2006, the Fund announced the adoption of a policy to make regular monthly distributions of $0.08786 per share. The Fund declared the first distribution under the new policy, which will be payable on July 17, 2006 to shareholders of record on July 6, 2006. The Fund's previous policy was to make regular quarterly distributions.

Also on June 26, 2006, the Fund announced that it has adopted an open-market share repurchase program. Under the program, the Fund may purchase up to an aggregate of 4,860,000 shares in open-market transactions at the discretion of First Trust Advisors L.P., the Fund's advisor. The repurchase limit represents approximately 15% of the Fund's outstanding shares.

First Trust Advisors L.P. serves as investment advisor or portfolio supervisor to investment portfolios with approximately $25 billion in assets which it managed or supervised as of May 31, 2006. We appreciate the opportunity to assist you in achieving your financial goals and thank you for your confidence.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of the First Trust Value Line(R) Dividend Fund
July 14, 2006

[PHOTO OF ROBERT F. CAREY]

ROBERT F. CAREY, CFA SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 20 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst (CFA) designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV and CNBC and has been quoted by several publications, including THE WALL STREET JOURNAL, THE WALL STREET REPORTER, BLOOMBERG NEWS SERVICE, and REGISTERED REP.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

OVERVIEW

The First Trust Value Line(R) Dividend Fund ("FVD" or the "Fund") posted a market price total return of 11.9% and a net asset value ("NAV") total return of 10.3% for the one-year period ended May 31, 2006. Over the same one-year period, the S&P 500 Index gained 8.6%. The Fund distributed $0.4175 per share in ordinary income, $0.32 in short-term capital gains, and $1.38 in long-term capital gains for the one-year period ended May 31, 2006. The Fund's distribution rate, based on market price, was 3.0% as of May 31, 2006. FVD carried a beta of 0.80 as of May 31, 2006, according to Bloomberg. FVD traded at a 13.8% discount to its NAV on May 31, 2006. Its daily trading volume throughout the period averaged 87,114 shares.

Following is a review of the portfolio strategy, composition, investment environment and performance results of FVD for the one-year period ended May 31, 2006.

INVESTMENT STRATEGY

The investment objective of the Fund is to provide total return through a combination of current income and capital appreciation. The Fund will invest substantially all, but in no event less than 80%, of its net assets in the stocks that are selected through application of a disciplined investment strategy applied to the universe of stocks which Value Line(R) gives a Safety(TM) Ranking of #1 and #2 in the Value Line(R) Safety(TM) Ranking System. The Fund seeks to achieve its investment objective by investing in common stocks that pay above-average dividends and have the potential for capital appreciation. On the last Friday of each month, the Fund's investment advisor, First Trust Advisors L.P., ("First Trust") reapplies the Fund's investment strategy and makes portfolio adjustments to match any changes made to the common stocks selected through this application of the investment strategy and reweights the portfolio as of such date. The Fund does not employ leverage.

DISTRIBUTIONS

The Fund distributed $0.4175 per share in ordinary income, $0.32 in short-term capital gains, and $1.38 in long-term capital gains for the one-year period ended May 31, 2006. The Fund's distribution rate, based on market price, was 3.0% as of May 31, 2006.

On June 26, 2006, the Fund announced the adoption of a policy to make regular monthly distributions of $0.08786 per share. The Fund declared the first distribution under the new policy, which will be payable on July 17, 2006 to shareholders of record on July 6, 2006. The Fund's previous policy was to make regular quarterly distributions.

COMPOSITION OF THE FUND

The Fund held 178 issues on May 31, 2006. Over the past 12 months, 63 stocks were sold and 64 were bought. As of May 31, 2006, the average market capitalization of the stocks in the portfolio was $29.0 billion, up from $26.9 billion a year ago. The largest market capitalization holding in the portfolio was $368.5 billion, down from $386.7 billion a year ago. The smallest was $1.0 billion, up from $993.0 million a year ago.

SECTOR DIVERSIFICATION

The following breakdown illustrates the major economic sector weightings, according to S&P's Global Industry Classification Standard, for FVD as of May 31, 2005 and MAY 31, 2006: Basic Materials (4.0%; 3.4%); Consumer Discretionary (5.8%; 6.7%); Consumer Staples (12.0%; 12.7%); Energy (5.2%; 4.5%); Financial
Services (38.3%; 38.8%); Health Care (4.6%; 5.0%); Industrials (6.3%; 3.9%);
Information Technology (0.0%; 0.5%); Telecommunications (2.9%; 2.8%); Utilities (19.8%; 20.9%); and Cash & Equivalents (1.1%; 0.8%).

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE OF THE FUND

The Fund posted positive returns for the fiscal year ended May 31, 2006, based both on market price and NAV total returns relative to the S&P 500 Index. The Fund's total return was 11.9% based on market price and 10.3% based on NAV for the one-year period ended May 31, 2006. Over the same one-year period, the S&P 500 Index gained 8.6%. One factor that contributed positively to the Fund's performance was an overweight position in financial stocks. Financials was the third best performing sector in the benchmark, with a return of 14.6% for the one-year period ended May 31, 2006. Conversely, the Fund had an underweight position in energy stocks relative to the benchmark. The energy sector was the period's best performing sector in the benchmark, returning 29.0%. The underweighted position was one factor which contributed negatively to the Fund's performance versus the benchmark over the one-year reporting period.

MARKET AND ECONOMIC OVERVIEW

Overall, stock markets performed in line with or above long-term averages with particular strength in small and mid-cap stocks. The companies in the S&P 500 (large-cap), S&P 400 (mid-cap) and S&P 600 (small-cap) indexes increased, including dividends, with returns of 8.6%, 15.6% and 17.6%, respectively, for the 12-month period ended May 31, 2006. After lagging behind large-cap stocks in the 1990s, small and mid-cap stocks have substantially outperformed their large-cap counterparts so far this decade.

In our opinion, equity market conditions remained favorable throughout most of the period, with particular strength from late October 2005 through early May 2006, as economic conditions improved from the lower expectations brought about by severe weather conditions in the Gulf Region. However, starting in early May 2006, stock markets began to experience meaningful weakness, particularly the shares of those companies that had experienced the greatest increase in price leading up to that point. May 2006 saw the S&P Small- and Mid-Cap stock indexes decline by approximately 4.5%, considerably higher than the 2.5% decline for the S&P 500 Large-Cap index.

The Federal Open Market Committee raised interest rates steadily during the period from 3% to 5% due to increased inflation expectations. The inflation rate, as measured by the Consumer Price Index, increased from 2.8% to 3.5% on an annual basis. Most of the increase in interest rates was likely due to the strong recovery in capacity utilization and sharply higher commodity prices as evidenced by the price of gold. According to Bloomberg, gold reached a 26-year high of $732 an ounce on May 12, 2006.

Typically, higher interest rates put pressure on equity valuations and so the positive performance of equities for the one-year period ended May 31, 2006 is notable and can most likely be explained by strong earnings performance. Earnings for the S&P 500 Index in the first quarter 2006 were 19.4% higher than the same period a year earlier with 67.6% of companies beating consensus earnings estimates. Consensus earnings estimates in April and May continued to increase according to the Institutional Broker's Estimate System. The S&P 500 Index has posted double-digit earnings growth for the past 16 consecutive quarters.

IN CLOSING

Historically, the market has favored quality companies that pay dividends. The recent extension of the 2003 qualified dividend tax rate cut through 2010 from 2008 for dividends and long-term gains was positive for equities. Since the start of 2003, there have been 972 dividend increases and 45 companies that have started to pay dividends in the S&P 500; whereas there were just 26 decreases and 11 suspensions over this same period, according to Standard & Poor's. For the 12-month period ended May 2006, dividend-paying stocks gained 13.9%, vs. 14.1% for the non-payers. The number of dividend increases (S&P 500) year-to-date since the beginning of 2006 totaled 162, down slightly from the 163 registered over the same period in 2005, but still well above the 130 increases registered in 2004. A total of 386 companies in the S&P 500 Index currently pay a dividend. The dividend yield on the S&P 500 Index was 1.93% at the end of May. According to Standard & Poor's, dividends are now growing faster than earnings. We believe dividend-paying stocks will continue to reward investors over the long term.

FIRST TRUST VALUE LINE(R) DIVIDEND FUND
PORTFOLIO COMPONENTS+
MAY 31, 2006

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Commercial Banks                                                           17.9%
Real Estate Investment Trusts (REITS)                                      11.1%
Multi-Utilities                                                             9.7%
Food Products                                                               7.8%
Electric Utilities                                                          5.7%
Insurance                                                                   5.6%
Gas Utilities                                                               5.1%
Oil, Gas & Consumable Fuels                                                 4.5%
Pharmaceuticals                                                             3.9%
Media                                                                       2.8%
Thrifts & Mortgage Finance                                                  2.8%
Chemicals                                                                   2.3%
Diversified Telecommunication Services                                      2.2%
Household Products                                                          1.7%
Commercial Services & Supplies                                              1.7%
Beverages                                                                   1.7%
Household Durables                                                          1.1%
Containers & Packaging                                                      1.1%
Health Care Equipment & Supplies                                            1.1%
Electrical Equipment                                                        1.1%
Industrial Conglomerates                                                    1.1%
Capital Markets                                                             1.1%
Food & Staples Retailing                                                    1.1%
Textiles, Apparel & Luxury Goods                                            0.6%
Personal Products                                                           0.6%
Hotels, Restaurants & Leisure                                               0.6%
Leisure Equipment & Products                                                0.6%
Independent Power Producers & Energy Traders                                0.6%
Computers & Peripherals                                                     0.6%
Auto Components                                                             0.6%
Wireless Telecommunication Services                                         0.6%
Diversified Financial Services                                              0.5%
Distributors                                                                0.5%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.


Page 4                 See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) DIVIDEND FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2006

                                                                    MARKET
  SHARES                                                            VALUE
-----------                                                     --------------
COMMON STOCKS - 99.0%

              AUTO COMPONENTS - 0.5%
     38,043   Magna International, Inc. ......................  $    2,951,756
                                                                --------------
              BEVERAGES - 1.7%
     64,364   Anheuser-Busch Companies, Inc. .................       2,937,573
     67,473   Coca-Cola (The) Company.........................       2,970,836
     49,455   PepsiCo, Inc....................................       2,990,049
                                                                --------------
                                                                     8,898,458
                                                                --------------
              CAPITAL MARKETS - 1.1%
     98,976   Allied Capital Corp. ...........................       2,977,198
     92,255   Federated Investors, Inc., Class B..............       2,963,231
                                                                --------------
                                                                     5,940,429
                                                                --------------
              CHEMICALS - 2.2%
     46,135   Air Products & Chemicals, Inc. .................       2,991,855
     70,848   E. I. du Pont de Nemours and Company............       3,013,165
     83,963   International Flavors & Fragrances, Inc. .......       2,988,243
     46,092   PPG Industries, Inc. ...........................       2,965,559
                                                                --------------
                                                                    11,958,822
                                                                --------------
              COMMERCIAL BANKS - 17.7%
    107,482   AmSouth Bancorporation..........................       2,880,518
     90,304   Associated Banc-Corp............................       2,985,450
     53,539   Bank of Montreal................................       3,033,520
     76,525   Bank of Nova Scotia.............................       3,080,131
     70,798   BB&T Corp. .....................................       2,943,073
     40,790   Canadian Imperial Bank of Commerce..............       3,000,512
     41,019   City National Corp. ............................       2,983,312
     53,867   Comerica, Inc...................................       2,949,218
     59,049   Commerce Bancshares, Inc. ......................       3,053,424
     53,857   Compass Bancshares, Inc. .......................       2,997,142
     51,849   Cullen/Frost Bankers, Inc. .....................       2,939,838
     77,820   Fifth Third Bancorp.............................       2,957,160
     73,732   First Horizon National Corp. ...................       2,946,331
     82,617   First Midwest Bancorp, Inc. ....................       2,904,814
    125,856   Huntington Bancshares, Inc. ....................       2,960,133
     25,640   M&T Bank Corp. .................................       2,951,164
     65,121   Marshall & Ilsley Corp. ........................       2,952,586
     81,870   Mercantile Bankshares Corp. ....................       2,943,227
     53,935   National Bank of Canada.........................       3,004,006
     80,244   National City Corp..............................       2,959,399
    101,016   North Fork Bancorporation, Inc..................       2,976,942
    150,583   Old National Bancorp............................       2,888,182
     42,959   PNC Financial Services Group, Inc...............       2,960,305
    153,759   Popular, Inc....................................       2,978,312
     86,265   Regions Financial Corp. ........................       2,920,070
     70,580   Royal Bank of Canada............................       2,902,250
     38,875   SunTrust Banks, Inc.............................       2,943,226
    112,498   Synovus Financial Corp..........................       2,959,822
     54,466   Toronto-Dominion Bank...........................       2,953,691
     56,526   Wachovia Corp.  ................................       3,024,141
     44,441   Wells Fargo & Company...........................       2,949,549
     69,481   Wilmington Trust Corp. .........................       2,967,534
                                                                --------------
                                                                    94,848,982
                                                                --------------


                       See Notes to Financial Statements.                 Page 5

FIRST TRUST VALUE LINE(R) DIVIDEND FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

                                                                     MARKET
  SHARES                                                             VALUE
-----------                                                     --------------
COMMON STOCKS - CONTINUED

              COMMERCIAL SERVICES & SUPPLIES - 1.7%
     50,237   Avery Dennison Corp. ...........................  $    2,983,575
     72,550   Pitney Bowes, Inc...............................       2,958,589
     92,800   R.R. Donnelley & Sons Company...................       2,986,304
                                                                --------------
                                                                     8,928,468
                                                                --------------
              COMPUTERS & PERIPHERALS - 0.6%
     69,692   Diebold, Inc. ..................................       2,962,607
                                                                --------------
              CONTAINERS & PACKAGING - 1.1%
     98,943   Bemis Company...................................       3,007,867
     96,112   Sonoco Products Company.........................       3,044,828
                                                                --------------
                                                                     6,052,695
                                                                --------------
              DISTRIBUTORS - 0.5%
     68,259   Genuine Parts Company...........................       2,939,233
                                                                --------------
              DIVERSIFIED FINANCIAL SERVICES - 0.5%
     60,729   Bank of America Corp............................       2,939,284
                                                                --------------
              DIVERSIFIED TELECOMMUNICATION SERVICES - 2.2%
    115,453   AT&T Inc........................................       3,008,705
     88,749   BellSouth Corp..................................       2,997,054
    128,507   Telecom Corp. of New Zealand Ltd.,
                 Sponsored ADR................................       2,944,095
     95,589   Verizon Communications, Inc. ...................       2,983,333
                                                                --------------
                                                                    11,933,187
                                                                --------------
              ELECTRIC UTILITIES - 5.6%
     64,006   ALLETE, Inc.....................................       2,910,993
     43,282   Entergy Corp. ..................................       3,034,501
     54,140   Exelon Corp.....................................       3,064,865
     76,506   FPL Group, Inc..................................       3,047,234
    108,694   Great Plains Energy, Inc........................       3,029,302
    113,137   Hawaiian Electric Industries, Inc...............       3,039,991
     76,467   Pinnacle West Capital Corp......................       3,012,035
     72,043   Progress Energy, Inc............................       3,028,688
     93,937   Southern (The) Company..........................       3,003,166
    142,405   Westar Energy, Inc..............................       3,034,651
                                                                --------------
                                                                    30,205,426
                                                                --------------
              ELECTRICAL EQUIPMENT - 1.1%
     36,734   Emerson Electric Company........................       3,031,290
     59,026   Hubbell, Inc., Class B..........................       2,971,959
                                                                --------------
                                                                     6,003,249
                                                                --------------
              FOOD & STAPLES RETAILING - 1.1%
     96,546   Sysco Corp......................................       2,952,377
     68,825   Weis Markets, Inc...............................       2,755,753
                                                                --------------
                                                                     5,708,130
                                                                --------------
              FOOD PRODUCTS - 7.8%
     77,820   Cadbury Schweppes PLC, Sponsored ADR............       2,999,183
     85,524   Campbell Soup Company...........................       3,009,590
    131,561   ConAgra Foods, Inc..............................       2,973,279
     57,538   General Mills, Inc..............................       2,985,647
     69,757   H.J. Heinz Company..............................       2,954,209
     73,118   J.M. Smucker (The) Company......................       3,031,472


Page 6                 See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) DIVIDEND FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

                                                                     MARKET
  SHARES                                                             VALUE
-----------                                                     --------------
COMMON STOCKS - CONTINUED

              FOOD PRODUCTS - CONTINUED
     63,328   Kellogg Company.................................  $    2,982,749
     90,936   Kraft Foods, Inc................................       3,009,982
     74,690   Lancaster Colony Corp. .........................       2,910,669
     85,721   McCormick & Company, Inc. ......................       2,953,088
    173,986   Sara Lee Corp. .................................       2,952,542
    130,813   Unilever NV.....................................       2,960,298
    131,446   Unilever PLC, Sponsored ADR.....................       2,960,168
     64,254   Wm. Wrigley  Jr. Company........................       2,937,693
                                                                --------------
                                                                    41,620,569
                                                                --------------
              GAS UTILITIES - 5.1%
     84,057   AGL Resources, Inc..............................       3,073,964
    111,992   Atmos Energy Corp...............................       3,005,865
     90,087   Equitable Resources, Inc. ......................       3,031,428
     84,989   National Fuel Gas Company.......................       3,042,606
     67,322   New Jersey Resources Corp.......................       3,024,104
     80,939   Peoples Energy Corp. ...........................       3,036,831
    123,823   Piedmont Natural Gas Company, Inc...............       3,010,137
    130,130   UGI Corp. ......................................       3,026,824
    104,954   WGL Holdings, Inc. .............................       3,022,675
                                                                --------------
                                                                    27,274,434
                                                                --------------
              HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
     93,467   Arrow International Inc. .......................       3,013,376
     59,272   Hillenbrand Industries, Inc. ...................       2,995,607
                                                                --------------
                                                                     6,008,983
                                                                --------------
              HOTELS, RESTAURANTS & LEISURE - 0.6%
     90,250   McDonald's Corp.................................       2,993,592
                                                                --------------
              HOUSEHOLD DURABLES - 1.1%
    118,567   Leggett & Platt, Inc. ..........................       3,010,416
     73,316   Snap-On, Inc. ..................................       3,070,474
                                                                --------------
                                                                     6,080,890
                                                                --------------
              HOUSEHOLD PRODUCTS - 1.7%
     49,677   Colgate-Palmolive Company.......................       2,997,510
     49,760   Kimberly-Clark Corp.............................       3,018,939
     54,189   Procter & Gamble (The) Company..................       2,939,753
                                                                --------------
                                                                     8,956,202
                                                                --------------
              INDEPENDENT POWER PRODUCERS &
                 ENERGY TRADERS - 0.6%
     57,361   Constellation Energy Group, Inc.................       2,965,564
                                                                --------------
              INDUSTRIAL CONGLOMERATES - 1.1%
     35,875   3M Company......................................       3,001,303
     86,766   General Electric Company........................       2,972,603
                                                                --------------
                                                                     5,973,906
                                                                --------------
              INSURANCE - 5.5%
     53,916   Allstate (The) Corp. ...........................       2,965,919
    110,707   Arthur J. Gallagher & Company...................       2,942,592
     58,655   Chubb (The) Corp. ..............................       2,963,837
     66,513   Cincinnati Financial Corp. .....................       3,048,956
     52,876   Lincoln National Corp...........................       2,970,574
     51,993   MBIA Inc........................................       2,970,360


                       See Notes to Financial Statements.                 Page 7

FIRST TRUST VALUE LINE(R) DIVIDEND FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

                                                                     MARKET
  SHARES                                                             VALUE
-----------                                                     --------------
COMMON STOCKS - CONTINUED

              INSURANCE - CONTINUED
     52,486   Mercury General Corp............................  $    2,936,592
    138,640   Old Republic International Corp. ...............       2,962,737
     67,211   Protective Life Corp............................       2,978,792
     65,306   Unitrin, Inc....................................       2,926,362
                                                                --------------
                                                                    29,666,721
                                                                --------------
              LEISURE EQUIPMENT & PRODUCTS - 0.6%
     66,646   Polaris Industries, Inc.........................       2,967,746
                                                                --------------
              MEDIA - 2.8%
     55,282   Gannett Co., Inc................................       2,985,781
     47,963   Knight-Ridder, Inc..............................       2,974,186
    101,669   Lee Enterprises, Inc............................       2,906,717
    120,285   New York Times (The) Company....................       2,906,086
    106,905   Tribune Company.................................       3,190,045
                                                                --------------
                                                                    14,962,815
                                                                --------------
              MULTI-UTILITIES - 9.6%
     60,606   Ameren Corp. ...................................       2,999,391
     68,620   Consolidated Edison, Inc........................       3,026,142
     41,406   Dominion Resources, Inc.........................       3,005,247
    107,482   Duke Energy Corp................................       3,033,142
    130,186   Energy East Corp................................       3,103,634
     73,969   KeySpan Corp. ..................................       2,960,979
     85,573   MDU Resources Group, Inc. ......................       3,036,130
    108,457   NSTAR...........................................       2,999,921
     96,828   OGE Energy Corp. ...............................       3,014,256
     75,121   PG & E Corp. ...................................       2,980,801
    120,140   PNM Resources Inc...............................       3,035,938
     78,784   SCANA Corp......................................       3,003,246
     65,984   Sempra Energy...................................       2,967,300
    115,542   Vectren Corp. ..................................       3,065,329
     75,807   Wisconsin Energy Corp...........................       3,022,425
     61,504   WPS Resources Corp..............................       3,002,625
    160,703   Xcel Energy, Inc.  .............................       3,016,395
                                                                --------------
                                                                    51,272,901
                                                                --------------
              OIL, GAS & CONSUMABLE FUELS - 4.5%
     42,159   BP PLC, Sponsored ADR...........................       2,980,641
     50,228   Chevron Corp....................................       3,003,132
     47,574   ConocoPhillips..................................       3,010,958
     48,753   Exxon Mobil Corp................................       2,969,545
     39,403   Marathon Oil Corp...............................       2,957,195
     45,378   Royal Dutch Shell PLC, Class A, ADR.............       3,009,015
     45,845   Total SA, Sponsored ADR.........................       2,989,552
    102,296   TransCanada Corp. ..............................       3,139,464
                                                                --------------
                                                                    24,059,502
                                                                --------------
              PERSONAL PRODUCTS - 0.6%
     94,651   Avon Products, Inc..............................       3,000,437
                                                                --------------
              PHARMACEUTICALS - 3.8%
     69,953   Abbott Laboratories.............................       2,986,993
    120,771   Bristol-Myers Squibb Company....................       2,964,928
     53,974   GlaxoSmithKline PLC, ADR........................       2,984,762
     49,171   Johnson & Johnson...............................       2,961,078


Page 8                 See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) DIVIDEND FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
MAY 31, 2006

                                                                     MARKET
  SHARES                                                             VALUE
-----------                                                     --------------
COMMON STOCKS - CONTINUED

              PHARMACEUTICALS - CONTINUED
     57,098   Lilly (Eli) & Company...........................  $    2,948,541
    124,805   Pfizer, Inc.....................................       2,952,886
     62,195   Wyeth...........................................       2,844,799
                                                                --------------
                                                                    20,643,987
                                                                --------------
              REAL ESTATE INVESTMENT TRUSTS (REITS) - 11.0%
     61,988   Archstone-Smith Trust...........................       2,997,120
     28,316   AvalonBay Communities, Inc. ....................       3,009,991
     57,284   BRE Properties, Inc., Class A...................       2,986,788
     86,993   Duke Realty Corp. ..............................       2,952,542
     87,425   Equity Office Properties Trust..................       2,941,851
     68,197   Equity Residential..............................       3,007,488
     43,566   Federal Realty Investment Trust.................       2,979,043
    113,870   Health Care Property Investors, Inc.............       2,977,701
     81,915   Kimco Realty Corp. .............................       2,936,653
     69,643   Liberty Property Trust..........................       2,965,399
     69,160   Mack-Cali Realty Corp...........................       2,965,581
    126,121   New Plan Excel Realty Trust.....................       2,977,717
     75,673   Pennsylvania Real Estate Investment Trust.......       2,822,603
     84,821   Plum Creek Timber Company, Inc..................       3,032,351
     59,853   Prologis........................................       2,959,731
     40,491   Public Storage, Inc.............................       2,902,395
     37,495   Simon Property Group, Inc. .....................       2,985,727
    112,118   United Dominion Realty Trust, Inc...............       3,028,307
     80,525   Washington Real Estate Investment Trust.........       2,814,349
     76,899   Weingarten Realty Investors.....................       2,911,396
                                                                --------------
                                                                    59,154,733
                                                                --------------
              TEXTILES, APPAREL & LUXURY GOODS - 0.6%
     47,711   VF Corp. .......................................       3,002,453
                                                                --------------
              THRIFTS & MORTGAGE FINANCE - 2.8%
     97,778   Astoria Financial Corp..........................       2,958,762
     92,512   Capitol Federal Financial.......................       3,013,116
     48,555   Freddie Mac.....................................       2,915,242
    130,073   Washington Federal, Inc.........................       2,983,875
     65,737   Washington Mutual, Inc..........................       3,017,986
                                                                --------------
                                                                    14,888,981
                                                                --------------
              WIRELESS TELECOMMUNICATION SERVICES - 0.5%
     47,582   ALLTEL Corp. ...................................       2,942,947
                                                                --------------
              TOTAL COMMON STOCKS.............................     530,708,089
                                                                --------------
              (Cost $484,557,350)

              TOTAL INVESTMENTS - 99.0%.......................     530,708,089
              (Cost $484,557,350)*

              NET OTHER ASSETS & LIABILITIES - 1.0%...........       5,550,289
                                                                --------------
              NET ASSETS - 100.0%.............................  $  536,258,378
                                                                ==============

--------------------------------------------------------------------------------

  *   Aggregate cost for federal income tax purposes is $486,383,763.
ADR   American Depository Receipt


                       See Notes to Financial Statements.                 Page 9

FIRST TRUST VALUE LINE(R) DIVIDEND FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2006

ASSETS:
Investments, at value
   (Cost $484,557,350) ....................................................................   $530,708,089
Cash ......................................................................................      4,021,528
Prepaid expenses ..........................................................................         15,118
Receivables:
     Investment securities sold ...........................................................     17,419,654
     Dividends ............................................................................      1.702.702
                                                                                              ------------
     Total Assets .........................................................................    553,867,091
                                                                                              ------------
LIABILITIES:
Payables:
     Investment securities purchased ......................................................     16,885,391
     Investment advisory fees .............................................................        297,771
     License fees .........................................................................        219,632
     Printing fees ........................................................................         79,760
     Audit and legal fees .................................................................         55,982
     Administrative fees ..................................................................         40,046
Accrued expenses ..........................................................................         30,131
                                                                                              ------------
     Total Liabilities ....................................................................     17,608,713
                                                                                              ------------
NET ASSETS ................................................................................   $536,258,378
                                                                                              ============
NET ASSETS CONSIST OF:
Undistributed net investment income .......................................................   $  1,454,887
Accumulated net realized gain on investments sold .........................................     25,175,457
Net unrealized appreciation of investments ................................................     46,150,739
Par value .................................................................................        324,000
Paid-in capital ...........................................................................    463,153,295
                                                                                              ------------
     Total Net Assets .....................................................................   $536,258,378
                                                                                              ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ......................   $      16.55
                                                                                              ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)     32,400,000
                                                                                              ============


Page 10                See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) DIVIDEND FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2006

INVESTMENT INCOME:
Dividends .................................................................................   $ 19,049,591
                                                                                              ------------
     Total investment income ..............................................................     19,049,591
                                                                                              ------------

EXPENSES:
Investment advisory fees ..................................................................      3,598,042
License fees ..............................................................................        553,886
Administration fees .......................................................................        482,836
Audit and legal fees ......................................................................        134,827
Custodian fees ............................................................................         93,299
Trustees' fees and expenses ...............................................................         40,463
Other .....................................................................................        243,376
                                                                                              ------------
     Total expenses .......................................................................      5,146,729
                                                                                              ------------
NET INVESTMENT INCOME .....................................................................     13,902,862
                                                                                              ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments during the year ..........................................     48,450,270
Net change in unrealized depreciation of investments during the year ......................    (16,192,745)
                                                                                              ------------
Net realized and unrealized gain on investments ...........................................     32,257,525
                                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................   $ 46,160,387
                                                                                              ============


                       See Notes to Financial Statements.                Page 11

FIRST TRUST VALUE LINE(R) DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR             YEAR
                                                                                           ENDED            ENDED
                                                                                         5/31/2006        5/31/2005
                                                                                       -------------    -------------
OPERATIONS:
Net investment income ..............................................................   $  13,902,862    $  13,350,696
Net realized gain on investments during the year ...................................      48,450,270       44,364,038
Net change in unrealized appreciation/(depreciation) of investments during the year      (16,192,745)      20,049,513
                                                                                       -------------    -------------
Net increase in net assets resulting from operations ...............................      46,160,387       77,764,247

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................................................     (13,527,000)     (11,907,000)
Net realized gains .................................................................     (55,080,000)     (29,808,000)
                                                                                       -------------    -------------
Total distributions to shareholders ................................................     (68,607,000)     (41,715,000)

CAPITAL TRANSACTIONS:
Offering costs .....................................................................              --          (75,000)
                                                                                       -------------    -------------
Total capital transactions .........................................................              --          (75,000)
                                                                                       -------------    -------------
Net increase/(decrease) in net assets ..............................................     (22,446,613)      35,974,247

NET ASSETS:
Beginning of year ..................................................................     558,704,991      522,730,744
                                                                                       -------------    -------------
End of year ........................................................................   $ 536,258,378    $ 558,704,991
                                                                                       =============    =============
Undistributed net investment income at end of year .................................   $   1,454,887    $   2,434,224
                                                                                       =============    =============


Page 12                See Notes to Financial Statements.

FIRST TRUST VALUE LINE(R) DIVIDEND FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEAR            YEAR           PERIOD
                                                             ENDED           ENDED           ENDED
                                                           5/31/2006       5/31/2005      5/31/2004*
                                                          -----------     -----------     -----------
Net asset value, beginning of period ..................   $     17.24     $     16.13     $     14.33
                                                          -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................................          0.43            0.41            0.27
Net realized and unrealized gain on investments .......          1.00            1.99            1.86
                                                          -----------     -----------     -----------
Total from investment operations ......................          1.43            2.40            2.13
                                                          -----------     -----------     -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .................................         (0.42)          (0.37)          (0.20)
Net realized gains ....................................         (1.70)          (0.92)          (0.11)
                                                          -----------     -----------     -----------
Total from distributions ..............................         (2.12)          (1.29)          (0.31)
                                                          -----------     -----------     -----------
Common Shares offering costs charged to paid-in capital            --         (0.00)#           (0.02)
                                                          -----------     -----------     -----------
Net asset value, end of period ........................   $     16.55     $     17.24     $     16.13
                                                          ===========     ===========     ===========
Market value, end of period ...........................   $     14.26     $     14.64     $     13.76
                                                          ===========     ===========     ===========
TOTAL RETURN BASED ON NET ASSET VALUE (A)+ ............         10.26%          16.05%          15.09%
                                                          ===========     ===========     ===========
TOTAL RETURN BASED ON MARKET VALUE (B)+ ...............         11.87%          15.52%          (6.20)%
                                                          ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..................   $   536,258     $   558,705     $   522,731
Ratio of total expenses to average net assets .........          0.93%           0.93%           0.93%**
Ratio of net investment income to average net assets ..          2.51%           2.45%           2.29%**
Portfolio turnover rate ...............................            58%             57%             46%

-------------------------------------------------------

*     The Fund commenced operations on August 19, 2003.
**    Annualized.
#     Amount represents less than $0.01 per share.
(a) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(b) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market price per share, all based on Common Share market price per share.
+     Total return is not annualized for periods less than one year.


                       See Notes to Financial Statements.                Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                    FIRST TRUST VALUE LINE(R) DIVIDEND FUND
                                  MAY 31, 2006

                               1. FUND DESCRIPTION

First Trust Value Line(R) Dividend Fund (the "Fund") is a diversified closed-end management investment company organized as a Massachusetts business trust on June 11, 2003 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FVD on the American Stock Exchange.

The Fund's investment objective is to provide total return through a combination of current income and capital appreciation. The Fund seeks to accomplish its objective by investing in common stocks that pay above-average dividends and have the potential for capital appreciation. Such common stocks will be selected through the application of a disciplined investment strategy implemented by the Fund's investment advisor, First Trust Advisors L.P. ("First Trust"). There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The Fund determines the net asset value ("NAV") of its shares daily, as of the close of regular session trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued at market value, or in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in such securities' value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees. All securities and other assets of the Fund denominated in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund instructs the Custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST VALUE LINE(R) DIVIDEND FUND
                                  MAY 31, 2006

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

On June 26, 2006, the Fund announced the adoption of a policy to make regular monthly distributions of $0.08786 per share. The Fund declared the first distribution under the new policy, which will be payable on July 17, 2006 to shareholders of record on July 6, 2006.

Prior to June 26, 2006, dividends from net investment income of the Fund were declared and paid quarterly or as the Board of Trustees determined from time to time. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended May 31, 2006, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease to undistributed net investment income by $1,355,199 and an increase in accumulated net realized gain on investments sold by $1,355,199. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005 is as follows:

                                                   2006             2005
                                               -------------   -------------
Distributions paid from:
Ordinary Income...........................     $  23,895,000   $  38,151,000
Long-Term Capital Gains...................        44,712,000       3,564,000

As of May 31, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income.............     $   7,861,425
Undistributed Long-Term Capital Gains.....     $  20,595,332
Net Unrealized Appreciation...............     $  44,324,326

D. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

E. EXPENSES:

The Fund pays all expenses directly related to its operations. First Trust has entered into a non-exclusive license agreement with Value Line(R) Publishing, Inc. which allows for the use by First Trust of the Value Line(R) Safety(TM) Ranking System and certain trademarks and trade names of Value Line(R) Publishing, Inc. The Fund is a sub-licensee to this license agreement. In exchange, Value Line(R) Publishing, Inc. receives an annual fee, payable on a quarterly basis, equal to .10% of the Fund's gross daily assets. This license fee is paid by the Fund to First Trust, which in turn, pays Value Line(R) Publishing, Inc. The terms of the license agreement provide that it will be automatically renewed for successive one-year terms unless either party elects not to renew the agreement.

F. ORGANIZATION AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust has paid all organization expenses and offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST VALUE LINE(R) DIVIDEND FUND
                                  MAY 31, 2006

During the year ended May 31, 2005, it was determined that actual offering costs from the initial public offering of the Fund's Common Shares in August 2003 were more than the estimated offering costs by $75,000; therefore, paid-in capital in excess of par value of Common Shares was decreased by this amount.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment adviser to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for implementing the Fund's overall investment strategy, including the allocation and periodic reallocation of the portion of the Fund's assets to be invested in common stocks, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund's average daily net assets.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

The Fund pays each Trustee who is not an officer or employee of First Trust or any of their affiliates ("Disinterested Trustees") an annual retainer of $10,000, which includes compensation for all board and committee meetings. Until December 31, 2005, additional fees of $1,000 and $500 were paid to Disinterested Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees were shared by the funds in the First Trust fund complex that participated in the particular meeting and are not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2006, the Disinterested Trustees are no longer paid additional fees for special board meetings and non-regular committee meetings.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended May 31, 2006, were $317,331,724 and $371,021,643, respectively.

As of May 31, 2006, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $56,407,189 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $12,082,863.

                              5. SUBSEQUENT EVENTS

On May 22, 2006, the Fund declared a dividend of $0.1075 per share, which represents a dividend from net investment income to Common Shareholders of record June 5, 2006, payable June 15, 2006.

On June 26, 2006, the Fund announced the adoption of a policy to make regular monthly distributions of $0.08786 per share. The Fund declared the first distribution under the new policy, which will be payable on July 17, 2006 to shareholders of record on July 6, 2006. The Fund's previous policy was to make regular quarterly distributions.

Also on June 26, 2006, the Fund announced that it has adopted an open-market share repurchase program. Under the program the Fund may purchase up to an aggregate of 4,860,000 shares in open-market transactions at the discretion of the Advisor. The repurchase limit represents approximately 15% of the Fund's outstanding shares.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST VALUE LINE(R) DIVIDEND
FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Value Line(R) Dividend Fund (the "Fund"), including the portfolio of investments, as of May 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the Fund's custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
July 14, 2006

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                    FIRST TRUST VALUE LINE(R) DIVIDEND FUND
                            MAY 31, 2006 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST VALUE LINE(R) DIVIDEND FUND
                            MAY 31, 2006 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                                 TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended May 31, 2006, 51.96% qualify for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income distributions 65.14% of the ordinary income distributions (including short-term capital gain), for the year ended May 31, 2006.

For the year ended May 31, 2006, the amount of long-term capital gain designated by the Fund was $44,712,000, which is taxable at a maximum federal rate of 15%. This designated amount may include distributions that are to be paid during the fiscal year ended May 31, 2007.

                                BY-LAW AMENDMENTS

On December 12, 2005 and again on June 12, 2006, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund which may have the effect of delaying or preventing a change in control of the Fund. To receive a copy of the revised By-Laws, investors may call the Fund at (800) 988-5891.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF ADVISORY CONTRACT

The Trustees unanimously approved the continuation of the Investment Advisory Agreement (the "Agreement") between First Trust Advisors L.P. ("FIRST TRUST") and First Trust Value Line(R) Dividend Fund (the "FUND") at a meeting held on March 13, 2006. The Board of Trustees determined that the Agreement is in the best interests of the Fund and that the compensation arrangement set forth in the Agreement is fair and reasonable in light of the nature, extent and quality of the services provided by First Trust and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

To reach this determination, the Trustees considered their duties under the Investment Company Act of 1940, as amended (the "1940 ACT") as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Trustees in voting on such agreements. The Independent Trustees received advice from independent legal counsel. The Trustees also applied their business judgment to determine whether the arrangement between the Fund and First Trust was a reasonable business arrangement from the Fund's perspective as well as from the perspective of its shareholders. In reviewing such arrangement, the Board of Trustees considered factors such as the nature, quality and extent of services provided by First Trust under the Agreement and the fairness of the fee charged, whether the fee level reflects any economies of scale, and any profitability realized by First Trust under the Agreement.

The Trustees considered the nature, quality and extent of services provided by First Trust, including the experience and skills of the personnel primarily responsible for providing services to the Fund. The Board noted the compliance program that had been developed by First Trust. In light of these considerations and their overall familiarity with First Trust, the Trustees concluded that the nature, quality and extent of services provided by First Trust to the Fund have been and are expected to remain satisfactory.

The Trustees reviewed data prepared by Lipper Inc. ("LIPPER"), an independent source, showing the advisory fee and expense ratio of the Fund compared to those of a peer group of similar non-leveraged closed-end funds. The Trustees also considered the Fund's advisory fee and expense ratio as compared to a second peer group of similar funds, including six leveraged funds, as selected by First Trust using data

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                    FIRST TRUST VALUE LINE(R) DIVIDEND FUND
                            MAY 31, 2006 (UNAUDITED)

compiled by Lipper. The Trustees noted that the Fund's advisory fee and expense ratio were below the median of both the Lipper peer group and the First Trust-selected peer group. The Trustees also considered the advisory fees paid to First Trust by other funds with investment objectives and policies similar to the Fund's, noting that those fees generally were similar, except for those funds for which First Trust served as sub-adviser, for which the annual fee was lower. The Trustees noted that First Trust told them that the nature of the services provided to those clients may not be comparable to those provided to the Fund. The Trustees also considered the Fund's performance for the one year, two year and since-inception periods ended December 31, 2005 as compared to that of other closed-end funds in the peer group and performance universe selected by Lipper and the peer group and performance universe selected by First Trust. In addition, the Trustees considered the market price and net asset value performance of the Fund since inception, and compared the Fund's discount as of December 31, 2005 to the average and median discount of a peer group selected by an independent source, noting that the Fund's discount was indicative of the asset class. The Trustees noted the good performance of the Fund over all periods as compared to both performance universes and concluded that the Fund's performance was reasonable. On the basis of the information provided, the Trustees concluded that the Fund's advisory fee was reasonable and appropriate in light of the nature, quality and extent of services provided by First Trust.

The Trustees noted that First Trust has continued to invest in personnel and infrastructure but had not identified any economies of scale realized by the Fund and had indicated that, because the Fund is a closed-end fund that is not issuing more shares other than pursuant to its dividend reinvestment plan, First Trust believed that any discussion of economies of scale was not meaningful. The Trustees concluded that the advisory fee reflects an appropriate level of sharing of any economies of scale. The Trustees also considered the costs of the services provided and profits realized by First Trust from its relationship with the Fund for the twelve months ended December 31, 2005, as set forth in the materials provided to the Board. The Trustees noted the inherent limitations in the profitability analysis, and concluded that First Trust's profitability appeared to be not unreasonable in light of the services provided to the Fund. In addition, the Trustees considered and discussed any ancillary benefits derived by First Trust from its relationship with the Fund and noted that First Trust receives no brokerage or soft dollars from the Fund and therefore the typical fall out benefits are not present. The Trustees concluded that any other fall out benefits received by First Trust or its affiliates would appear to be attenuated.

Based on all of the factors considered, the Trustees concluded that it was in the best interests of the Fund to approve the continuation of the Agreement, including the fees to be charged for services thereunder. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND
                                  MAY 31, 2006

Information pertaining to the Trustees and officers* of the Fund is set forth below.

                                                                                        NUMBER OF               OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
  NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)     IN FUND COMPLEX        DIRECTORSHIPS
  POSITION(S) WITH THE FUND    LENGTH OF TIME SERVED       DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o One year term          Physician; President,      29 portfolios                None
D.O.B. 04/51                   o 3 years served         Wheaton Orthopedics;
c/o First Trust Advisors L.P.                           Co-owner and Co-
1001 Warrenville Road                                   Director, Sports Med
Suite 300                                               Center for Fitness;
Lisle, IL 60532                                         Limited Partner,
                                                        Gundersen Real Estate
                                                        Partnership

Thomas R. Kadlec, Trustee      o One year term          Vice President and Chief   29 portfolios                None
D.O.B. 11/57                   o 3 years served         Financial Officer (1990
c/o First Trust Advisors L.P.                           to present); ADM
1001 Warrenville Road                                   Investor Services, Inc.
Suite 300                                               (Futures Commission
Lisle, IL 60532                                         Merchant); Registered
                                                        Representative (2000 to
                                                        present), Segerdahl &
                                                        Company, Inc., an
                                                        NASD member (Broker-
                                                        Dealer); President,
                                                        ADM Derivatives, Inc.
                                                        (May 2005 to present)

Robert F. Keith+               o One year term          President, Hibs            17 portfolios                None
D.O.B. 11/56                   o 1 month served         Enterprises Financial and
c/o First Trust Advisors L.P.                           Management Consulting
1001 Warrenville Road,                                  (2003 to Present);
Suite 300                                               Aramark Service Master
Lisle, IL 60532                                         Management (2001 to
                                                        2003); President and
                                                        Chief Operating Officer,
                                                        Service Master
                                                        Management Services
                                                        (1998 to 2003)

Niel B. Nielson, Trustee       o One year term          President, Covenant        29 portfolios        Director of Good News
D.O.B. 03/54                   o 3 years served         College (June 2002 to                           Publishers-Crossway
c/o First Trust Advisors L.P.                           present); Pastor, College                       Books; Covenant
1001 Warrenville Road                                   Church in Wheaton                               Transport, Inc.
Suite 300                                               (1997 to June 2002)
Lisle, IL 60532

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND
                                  MAY 31, 2006

                                                                                        NUMBER OF               OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
  NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)     IN FUND COMPLEX        DIRECTORSHIPS
  POSITION(S) WITH THE FUND    LENGTH OF TIME SERVED       DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee        o One year Trustee       President, First Trust     29 portfolios             Trustee of
President, Chairman of the       term and indefinite    Advisors L.P. and First                                Wheaton
Board and CEO                    officer term           Trust Portfolios L.P.;                                 College
D.O.B. 09/55                   o 3 years served         Chairman of the Board,
1001 Warrenville Road                                   BondWave LLC
Suite 300                                               (software development
Lisle, IL 60532                                         company/Broker-Dealer)
                                                        and Stonebridge
                                                        Advisors LLC
-----------------------------------------------------------------------------------------------------------------------------
                                                OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley, Treasurer,    o Indefinite term        Chief Financial Officer,           N/A                   N/A
Controller, Chief Financial    o 3 years served         Managing Director,
Officer, Chief Accounting                               First Trust Advisors L.P.
Officer                                                 and First Trust
D.O.B. 11/57                                            Portfolios L.P.; Chief
1001 Warrenville Road                                   Financial Officer,
Suite 300                                               BondWave LLC and
Lisle, IL 60532                                         Stonebridge Advisors
                                                        LLC

Susan M. Brix                  o Indefinite term        Representative, First              N/A                   N/A
Assistant Vice President       o 3 years served         Trust Portfolios L.P.;
D.O.B. 01/60                                            Assistant Portfolio
1001 Warrenville Road                                   Manager, First Trust
Suite 300                                               Advisors L.P.
Lisle, IL 60532

Robert F. Carey,               o Indefinite term        Senior Vice President,             N/A                   N/A
Vice President                 o 3 years served         First Trust Advisors L.P.
D.O.B. 07/63                                            and First Trust
1001 Warrenville Road                                   Portfolios L.P.
Suite 300
Lisle, IL 60532

James M. Dykas                 o Indefinite term        Vice President, First              N/A                   N/A
Assistant Treasurer            o 6 months served        Trust Advisors L.P. and
D.O.B. 01/66                                            First Trust Portfolios L.P.
1001 Warrenville Road                                   (January 2005 to
Suite 300                                               present); Executive
Lisle, IL 60532                                         Director, Van Kampen
                                                        Asset Management and
                                                        Morgan Stanley
                                                        Investment Management
                                                        (1999-2005)

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND
                                  MAY 31, 2006

                                                                                        NUMBER OF               OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
  NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND       PRINCIPAL OCCUPATION(S)     IN FUND COMPLEX        DIRECTORSHIPS
  POSITION(S) WITH THE FUND    LENGTH OF TIME SERVED       DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
                                         OFFICERS WHO ARE NOT TRUSTEES - (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine, Secretary    o Indefinite term        General Counsel,                   N/A                   N/A
and Chief Compliance           o 3 years served         First Trust Advisors L.P.
Officer                                                 and First Trust
D.O.B. 05/60                                            Portfolios L.P.;
1001 Warrenville Road                                   Secretary, BondWave
Suite 300                                               LLC and Stonebridge
Lisle, IL 60532                                         Advisors LLC

Daniel J. Lindquist            o Indefinite term        Senior Vice President,             N/A                   N/A
Vice President                 o 6 months served        First Trust Advisors L.P.
D.O.B. 02/70                                            andFirst Trust Portfolios
1001 Warrenville Road                                   L.P. (April 2004 to
Suite 300                                               present); Chief Operating
Lisle, IL 60532                                         Officer, Mina Capital
                                                        Management, LLC
                                                        (January 2004-April
                                                        2004); Chief Operating
                                                        Officer, Samaritan Asset
                                                        Management Services,
                                                        Inc. (April 2000-January
                                                        2004)

Kristi A. Maher                o Indefinite term        Assistant General                  N/A                   N/A
Assistant Secretary            o 2 years served         Counsel,
D.O.B. 12/66                                            First Trust Advisors L.P.
1001 Warrenville Road                                   and First Trust Portfolios
Suite 300                                               L.P. (March 2004 to
Lisle, IL 60532                                         present); Associate,
                                                        Chapman and Cutler
                                                        LLP (1995-2004)

Roger F. Testin                o Indefinite term        Senior Vice President,             N/A                   N/A
Vice President                 o 3 years served         First Trust Advisors L.P.
D.O.B. 06/66                                            and First Trust Portfolios
1001 Warrenville Road                                   L.P. (August 2001 to
Suite 300                                               present); Analyst, Dolan
Lisle, IL 60532                                         Capital Management
                                                        (1998-2001)

_________________
* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.
+ Effective June 12, 2006, the Board of Trustees of the Fund unanimously appointed Robert F. Keith to the Board of Trustees and as a member of the Fund's Audit Committee, Valuation Committee and Nominating and Governance Committee.

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